March 31, 2015, as supplemented on July 7, 2015

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND

Class A (SLMMX), Class C (SMALX), Class FI (-) and Class I (LHMIX)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with the current Prospectus of Western Asset Massachusetts Municipals Fund (the “fund”), dated March 31, 2015, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

The fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland statutory trust. Prior to October 5, 2009, the fund was known as “Legg Mason Partners Massachusetts Municipals Fund.” Prior to August 1, 2012, the fund was known as “Legg Mason Western Asset Massachusetts Municipals Fund.”

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling 1-877-721-1926, by sending an e-mail request to prospectus@leggmason.com or by visiting the fund’s website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The fund is classified as non-diversified under the 1940 Act.

The fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of the fund’s investment strategies in its Prospectus.

Investment Objective

The fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income taxes and Massachusetts state personal income taxes as is consistent with the preservation of principal.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of the fund.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “Massachusetts municipal securities” or other investments with similar economic characteristics. Massachusetts municipal securities are securities the interest on which is exempt from regular federal income tax and Massachusetts personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on Massachusetts municipal securities may be subject to the alternative minimum tax.

Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may invest in securities of any maturity. The fund focuses primarily on intermediate-term and long-term municipal securities, and will normally invest in securities which have remaining maturities at the time of purchase from one to more than thirty years.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

The fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the fund. To the extent permitted by law and the fund’s investment policies, the fund may engage in the practices described below.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “Municipal Bonds”) generally include debt obligations (including, but not limited to bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax (“AMT”). Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds

Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on Municipal Bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT which is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”). For regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Although interest on all tax-exempt obligations (including private activity bonds) is generally included in “adjusted current earnings” of corporations for AMT purposes, interest on bonds issued in 2009 and 2010 generally is not included in adjusted current earnings.

Industrial Development Bonds

Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds

A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Notes and Related Instruments.)

Municipal Leases

Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the fund’s exposure.

Participation Interests

Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives the fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although the fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes

There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the fund receiving a variable rate on its investment. Because of the variable rate nature of the instruments, when prevailing interest rates decline, the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments generally will increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return

Custodial Receipts

The fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Stand-By Commitments

Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations held by the fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

The fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of the fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or the fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the fund’s portfolio may be less liquid than that for taxable fixed income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations

The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It may also be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors.

Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

Massachusetts and Other U.S. Territories

The following is a brief summary of certain factors affecting the economies of the state and territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s or territory’s economy and finances, which may in turn affect the state’s or territory’s financial plan. These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s or territory’s control.

Massachusetts. The fund intends to invest a high proportion of its assets in Massachusetts municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Massachusetts issuers and/or obligors of Commonwealth, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Massachusetts and the resulting impact on the Commonwealth will not adversely affect the market value of Massachusetts municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of Massachusetts may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Massachusetts municipal obligations. There is no obligation on the part of the Commonwealth of Massachusetts to make payments on those securities in the event of default.

For further information concerning the economy of Massachusetts, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the Commonwealth of Massachusetts’ credit and financial conditions, is based on information from statements of issuers of Massachusetts municipal obligations, and does not purport to be complete. The fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories. Municipal securities include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. General obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the U.S. economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth will be unable to fully pay its debt, and it appears likely that Puerto Rico will default on its debt if it is not restructured. The price of Puerto Rico municipal securities dropped after the Governor’s announcement. Puerto Rico municipal securities could continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the fund, the fund may lose the value of those investments.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 161,001 in July 2014. Guam’s unemployment rate increased from 9.3% in September 2009 to 13.3% in March 2013, and most recently decreased to 7.4% in March 2014.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a source of a majority of visitors to Guam, represents the primary source of income for Guam’s economy. A weak economy, war, severe weather, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes, such as the March 2011 earthquake and tsunami that occurred in Japan and caused a decline in tourism for a period of time. The U.S. military presence also affects economic activity on Guam in various ways. The number of U.S. military personnel in Guam declined in 2011. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands was estimated to be 104,170 in July 2014.

With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (GDP). A weak economy, severe weather, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism. Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and retail trade, manufacturing (petroleum refining, rum distilling, watch assembly, pharmaceuticals, textiles and electronics), construction and mining. International business and financial services are small but growing components of the economy. The agricultural sector is small, with most of the islands’ food being imported. The islands are vulnerable to substantial damage from storms. The global economic recession affected all sectors of the economy and had a negative effect on the employment rate.

Other Debt and Fixed Income Securities

The fund may invest in other debt and fixed income securities. These securities share three principal risks. First, the level of interest income generated by the fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Bank Obligations

The fund may invest in all types of bank obligations, including certificates of deposit (“CDs”) and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of the fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the fund’s Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the fund to purchase and may also have the effect of limiting the ability of the fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the fund may decline more than a portfolio consisting of higher rated securities. If the fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the subadviser will consider the event in determining whether the fund should continue to hold the security.

Structured Notes and Related Instruments

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association)); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation)). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, the fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The U.S. government has, however, provided financial support to Fannie Mae and Freddie Mac, which are currently being operated under the conservatorship of the Federal Housing Finance Agency, but there can be no assurances that it will support these or other government-sponsored entities in the future. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide the fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is issued at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. The fund generally accrues income on zero coupon bonds prior to the receipt of cash payments. Since the fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that the fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivatives

General. The fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). The fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in its Prospectus, this SAI or by applicable law, the fund may purchase and sell any type of Financial Instrument. The fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that the fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities and techniques to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that the fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to the fund. In general, the use of Financial Instruments may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if the subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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The fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, the fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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The fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on the fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (“OTC”) options and swaps, may be considered illiquid and therefore subject to the fund’s limitation on illiquid investments.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, the fund might be in a better position had it not attempted to hedge at all.

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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.

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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to Financial Instruments used outside the United States. Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which the trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in a fund that invests largely in municipal securities.

Hedging. As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. In a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

Options—Generally. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the fund may also suffer a loss. For example, if the market price of the security underlying a put option written by the fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and the fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by the fund, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by the fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for the fund to enter into any closing transaction.

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when the fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Futures strategies can be used to change the duration of the fund’s portfolio. If the subadviser wishes to shorten the duration of the fund’s portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the duration of the fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, the fund realizes a gain, or if it is less, the fund realizes a loss. The fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the subadviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Futures and options on futures are regulated by the CFTC.

Swaps, Caps, Floors and Collars. The fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield or total return. A swap typically involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors (such as those listed below). Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap. The fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps, and swaptions on credit default swap indices. (See “Options on Swaps” below.)

The fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

The fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the fund. In such an instance, the fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be set aside as cover, as described below. The fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The fund may write (sell) and purchase put and call swaptions. The fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the fund is hedging its assets or its liabilities. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the fund’s use of options.

Depending on the terms of the particular option agreement, the fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

Combined Positions. The fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Cover. Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate or set aside on its books cash or liquid assets in the prescribed amount as determined daily. The fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that the fund may be engaged in at any time, the segregation of assets does not reduce the risks to the fund of entering into transactions in Financial Instruments.

Turnover. The fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Forward Commitments and When-Issued Securities

The fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, the fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time the fund enters into a “when issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of the fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Illiquid Assets

The fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities and other assets that are illiquid. Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on the fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. The fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the fund, thereby determining the fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by the fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the fund or its custodian is required to have control of the collateral, which the subadviser believes will give the fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If the fund enters into a repurchase agreement involving securities the fund could not purchase directly, and the counterparty defaults, the fund may become the holder of securities that it could not purchase. These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.

Repurchase agreements maturing in more than seven days are considered to be illiquid.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Borrowings

The fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the fund more volatile and increases the fund’s overall investment exposure. In addition, if the fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the subadviser’s strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may borrow on a secured or on an unsecured basis. If the fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the subadviser’s strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Reverse Repurchase Agreements

A reverse repurchase agreement has the characteristics of a secured borrowing by the fund and creates leverage in the fund’s portfolio. In a reverse repurchase transaction, the fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed- upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, the fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this SAI, the fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, the fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the fund more volatile and increases the fund’s overall investment exposure. In addition, if the fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When the fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the subadviser’s strategy and result in lower fund returns. At the time the fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Subordinated Securities

The fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by the subadviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Europe—Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Even though the fund does not generally invest in securities of issuers located in Europe, these events could negatively affect the value and liquidity of the fund’s investments due to the interconnected nature of the global economy and capital markets. The fund may also be susceptible to these events to the extent that the fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish the fund’s investment objective in relation to anticipated movements in the general level of interest rates, but the fund may also engage in short-term trading consistent with its investment objective.

New Investment Products

New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Alternative Investment Strategies and Temporary Investments

At times the subadviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, the fund may invest without limit in securities that the subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of the fund may diverge from the duration range for the fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, the fund will use these alternative strategies. As a result of using these alternative strategies, the fund may not achieve its investment objective.

Non-Diversified Classification

A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. The fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the fund is subject to greater risk than a diversified fund. Under the 1940 Act, the fund may change its classification from non-diversified to diversified without shareholder approval.

Ratings as Investment Criteria

In general, the ratings of nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the highest rating category received from an agency.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets. In that case, the fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 basis points if its yield goes up by 10 basis points, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 basis points if its yield goes up by 10 basis points.

The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the subadviser may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration.

As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by the fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides the fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. The fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, the fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

The fund does not currently intend to engage in securities lending, although it may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Commodity Exchange Act Regulation

The fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the fund under the CEA. As a result, the fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, the fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the fund’s manager, subadviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. The fund and its shareholders could be negatively impacted as a result.

Redemption Risk

The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

INVESTMENT POLICIES

The fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the voting securities of the fund are present in person or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

The fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

(8) Under normal circumstances, the fund invests at least 80% of its assets in investment grade Massachusetts municipal securities or other investments with similar economic characteristics.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (The fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act.

Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or the subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries or groups of industries. The fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

With respect to the fundamental policy relating to investments in Massachusetts municipal securities set forth in (8) above, the fund considers any investments in Massachusetts municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s assets that must be invested in Massachusetts municipal securities.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

The fund has adopted the following non-fundamental investment policies:

The fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

If at any time another registered open-end investment company that is part of the same group of investment companies as the fund invests in the fund in reliance upon the provisions of subparagraph (G) of Section 12(d)(1) of the 1940 Act, the fund will not invest in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

Portfolio Turnover

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent the portfolio trading results in realization of capital gains, shareholders will receive distributions of such gains in the form of a taxable ordinary or capital gain dividend.

Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended November 30, 2013 and November 30, 2014, the fund’s portfolio turnover rates were as follows:

2013 (%)	2014 (%)
7	2

MANAGEMENT

The business and affairs of the fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Trustee of the fund who is not an “interested person” of the fund (an “Independent Trustee”)) is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees#:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	55	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	55	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)	55	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)	55	None

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	55	None

Diana R. Harrington Born 1940	Trustee and Chair of the Board	Since 1992 (Chair of the Board since 2013)	Babson Distinguished Professor of Finance, Babson College (since 1992)	55	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)	55	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	55	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Alan G. Merten Born 1941	Trustee	Since 1990	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)	55	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	55	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Interested Trustee and Officer:

Kenneth D. Fuller† Born 1958	Trustee, President and Chief Executive Officer	Since 2013	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)	147	None

#	Trustees who are not “interested persons” of the fund within the meaning of Section 2(a) (19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Fuller is an “interested person” of the fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:

Ted P. Becker Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Born 1949 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Born 1979 100 First Stamford Place 6th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2011	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Robert I. Frenkel Born 1954 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Born 1962 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Born 1970 100 International Drive 7th Floor Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Born 1967 620 Eighth Avenue 49th Floor New York, NY 10018	Treasurer	Since 2014	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Jeanne M. Kelly Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Each of the Trustees, except for Mr. Fuller, previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee, except for Mr. Fuller, was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the fund, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed income mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Independent Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; and his or her status as not being an “interested person” as defined in the 1940 Act. Mr. Fuller was selected to join the Board based upon the following: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and his status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the fund, as well as the perspectives gained from the Independent Trustees’ service on the board of the predecessor funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Gross, accounting background and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Dr. Harrington, background in investment and finance; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Merten, academic leadership experience, background in investments and finance, and board experience; Dr. Pettit, economic and finance background and academic management experience; and Mr. Fuller, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities and another investment advisory firm. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the fund. Mr. Fuller is an interested person of the fund. Independent Trustees constitute more than 75% of the Board. Dr. Harrington serves as Chair of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee), and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Chair of the Board and the chairs of the Audit, Governance and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chair of the Board also serves as a key point person for dealings between management and the other Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the fund has effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chair of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the subadviser.

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the fund in the interests of shareholders, the Board oversees risk management of the fund’s investment programs and business affairs. The Board has emphasized to the fund’s manager and subadviser the importance of maintaining vigorous risk management. The manager and the subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of the fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. Under the overall oversight of the Board or the applicable committee, the fund, or the manager, the fund’s subadviser, and the affiliates of the manager and the subadviser, or other service providers to the fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as the fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board met 4 times during the fund’s fiscal year ended November 30, 2014. Each of the Audit, Governance and Performance Committees met 4 times during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2014.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee ($)
Independent Trustees:
Elliott J. Berv	None	None
Jane F. Dasher	None	Over 100,000
Mark T. Finn	None	Over 100,000
Stephen Randolph Gross	None	None
Richard E. Hanson, Jr.	None	Over 100,000
Diana R. Harrington	None	Over 100,000
Susan M. Heilbron	None	Over 100,000
Susan B. Kerley	None	Over 100,000
Alan G. Merten	None	Over 100,000
R. Richardson Pettit	None	Over 100,000

Interested Trustee:
Kenneth D. Fuller	None	Over 100,000

As of December 31, 2014, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the fund’s manager, subadviser or distributor, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the fund.

Information regarding compensation paid by the fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Fuller, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustee fees based upon asset size. Prior to January 1, 2014, the fund paid each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person. As of January 1, 2014, the fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $180,000, plus $20,000 for each regularly scheduled Board meeting attended in person. The fund pays a pro rata share of $75,000 to the Independent Trustee serving as Chair to the Board. The fund pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of $1,500 for certain telephonic Board and committee meetings in which that Trustee participates. Each of the Chairs of the Audit Committee, the Performance Committee and the Governance Committee receives an additional $15,000 per year. Each of the other members of the Performance Committee receives an additional $10,000 per year in connection with the annual consideration of the funds’ advisory, subadvisory and distribution arrangements.

Information regarding compensation paid to the Trustees is shown below:

Name of Trustee	Aggregate Compensation from the Fund for Fiscal Year Ended November 30, 2014($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended November 30, 2014(2) ($)	Total Compensation from the Fund Complex Paid to Trustee for Calendar Year Ended December 31, 2014 ($)	Number of Portfolios in Fund Complex Overseen by Trustee for Fiscal Year Ended November 30, 2014
Independent Trustees:
Elliott J. Berv	116	None	295,000	55
A. Benton Cocanougher(1)	None	None	None	55
Jane F. Dasher	110	None	280,000	55
Mark T. Finn	110	None	280,000	55
Stephen Randolph Gross	110	None	280,000	55
Richard E. Hanson, Jr.	110	None	280,000	55
Diana R. Harrington	141	None	355,000	55
Susan M. Heilbron	110	None	280,000	55
Susan B. Kerley	112	None	285,000	55
Alan G. Merten	110	None	280,000	55
R. Richardson Pettit	116	None	295,000	55

Interested Trustee:
Kenneth D. Fuller(3)	None	None	None	149

(1)	Effective December 31, 2013, Dr. Cocanougher retired as a Trustee.

(2)	Pursuant to prior retirement plans, the fund made payments to former trustees for the fiscal year ended November 30, 2014 of $181.

(3)	Mr. Fuller is not compensated for his services as a Trustee, because of his affiliations with the manager.

Officers of the fund receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

As of February 27, 2015, the Trustees and officers of the fund, as a group, owned less than 1% of the outstanding shares of each class of the fund.

To the knowledge of the fund, as of February 27, 2015, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of the following classes of the fund:

Class	Name and Address	Percent of Class (%)
A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS PLAZA TWO JERSEY CITY NJ 07311	37.52

A	AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN 55402-2405	11.64

Class	Name and Address	Percent of Class (%)
A	BNY MELLON INVESTMENT SERVICING (US) INC 760 MOORE RD KING OF PRUSSIA PA 19406-1212	7.58

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	7.50

A	UBS WM USA ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.25

A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.21

A	NFS LLC FEBO 500 ATLANTIC AVE BOSTON MA 02210-2256	5.84

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS PLAZA TWO JERSEY CITY NJ 07311	31.33

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	21.77

C	UBS WM USA ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	16.31

C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.37

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS PLAZA TWO JERSEY CITY NJ 07311	40.98

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUSTOMER 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	20.59

Class	Name and Address	Percent of Class (%)
I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	16.21

I	UBS WM USA ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2055	9.51

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the fund and provides certain oversight services to the fund pursuant to an investment management agreement (the “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under the Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into a subadvisory agreement, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, the fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by the fund necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. The Management Agreement is not assignable by the Trust except with the consent of the manager.

The Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the Management Agreement, the manager receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets ($)	Fee Rate (% of average daily net assets) (%)
First 500 million	0.50
Over 500 million	0.48

The manager may reimburse the fund or waive all or a portion of its management fees.

For the fiscal years below, the fund paid management fees to the manager as follows:

Fiscal Year Ended	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (after fee waivers/expense reimbursements) ($)
November 30, 2014	407,064	119,667	287,397
November 30, 2013	550,463	115,476	434,987
November 30, 2012	579,992	77,723	502,269

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser pursuant to a subadvisory agreement (the “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under the Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides investment research, advice, management and supervision; furnishes a continuous investment program consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under the Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

The Subadvisory Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually with respect to the fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate the Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

The Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by the fund, net of any waivers and expense reimbursements.

Investment Professionals

The following table sets forth additional information with respect to the investment professionals responsible for the day-to-day management of the fund. Unless noted otherwise, all information is provided as of November 30, 2014.

Other Accounts Managed by Investment Professionals

The table below identifies, for each investment professional, the number of accounts (other than the fund with respect to which information is provided) for which the investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Robert E. Amodeo	Registered investment companies	21	15.7 billion	None	None

	Other pooled investment vehicles	None	None	None	None

	Other accounts	18	3.4 billion	None	None

David T. Fare	Registered investment companies	16	14.0 billion	None	None

	Other pooled investment vehicles	None	None	None	None

	Other accounts	2	1.9 billion	None	None

Dennis J. McNamara	Registered investment companies	35	148.7 billion	None	None

	Other pooled investment vehicles	21	10.6 billion	1	0.35 billion

	Other accounts	138	44.2 billion	7	1.5 billion

S. Kenneth Leech	Registered investment companies	107	198.4 billion	None	None

	Other pooled investment vehicles	244	86.8 billion	9	2.1 billion

	Other accounts	676	177.2 billion	56	17.8 billion

Investment Professional Compensation

With respect to the compensation of the fund’s investment professionals, the subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Conflicts of Interest

The manager, subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for the fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for the purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services. These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the fund) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep the fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies ownership of equity securities of the fund by each investment professional responsible for the day-to-day management of the fund as of November 30, 2014.

Investment Professional	Dollar Range of Ownership of Securities ($)
Robert E. Amodeo	None
David T. Fare	None
Dennis J. McNamara	None
S. Kenneth Leech	None

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, members of the Board and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in the fund’s Prospectus. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances.

In order to implement an expense limitation, the manager will, as necessary, waive management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts waived or reimbursed to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the fund’s expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding such expense limitation or any lower limit then in effect.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of the fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the fund. The distributor offers the shares on an agency or “best efforts” basis under which the fund issues only the number of shares actually sold. Shares of the fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to the fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in the fund’s Prospectus.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Employees of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from the fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by the fund. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with the fund. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by the fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for the fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for the fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

The fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the fund may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, the fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of the fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from the fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of the fund.

Dealer Commissions and Concessions

From time to time, the fund’s distributor or the manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the fund or a managed account strategy of which the fund is part. Such concessions provided by the fund’s distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the fund’s distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by applicable laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Services and Distribution Plan

The Trust, on behalf of the fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the fund may pay monthly fees to LMIS at an annual rate not to exceed 0.15% of the average daily net assets of the fund attributable to Class A shares, not to exceed 0.70% of the average daily net assets of the fund attributable to Class C shares and not to exceed 0.25% of the average daily net assets of the fund attributable to Class FI shares. The fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the fund, for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. The fund also may make payments to the distributor, Service Agents, and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the distributor (or others), the amount of the fees paid by a class of the fund during any year may be more or less than actual expenses incurred by the distributor (or others) pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the distributor’s expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if expenses incurred by the distributor (or others) are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the fund pursuant to the distribution plan in effect during the fiscal year ended November 30, 2014:

Class	Service and Distribution Fees Incurred ($)
Class A	85,653
Class C	106,638

No information is given for Class FI shares of the fund because no Class FI shares of the fund were outstanding during the fiscal year ended November 30, 2014.

For the fiscal year ended November 30, 2014, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Current Expenses ($)
Class A	85,652	—	42,887	927	129,466
Class C	101,453	3,111	14,973	243	119,780

No information is given for Class FI shares of the fund because no Class FI shares of the fund were outstanding during the fiscal year ended November 30, 2014.

Sales Charges

The following expenses were incurred during the periods indicated:

Initial Sales Charges

The aggregate dollar amounts of initial sales charge received on Class A shares and the amounts retained by the distributor were as follows:

For the fiscal years ended November 30	Total Commissions ($)	Amounts Retained by LMIS ($)
2014	76,932	5,495
2013	85,556	6,245
2012	124,063	12,988

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A and Class C shares received and retained by the distributor were as follows:

Class A Shares

For the fiscal years ended November 30	Amounts Retained by LMIS ($)
2014	3,908
2013	0
2012	0

Class C Shares

For the fiscal years ended November 30	Amounts Retained by LMIS ($)
2014	1,176
2013	5,463
2012	1,358

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

BNY Mellon Investment Servicing (US) Inc. (“BNY” or the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the fund’s transfer agent. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Morgan, Lewis & Bockius LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the fund.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending November 30, 2015.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the fund, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the fund, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or the subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

The manager delegates the responsibility for voting proxies for the fund to the subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, the manager does not expect to have proxy-voting responsibility for the fund. Should the manager become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, the manager will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of the manager (or its affiliates if such conflict is known to persons responsible for voting at the manager) and the fund, the board of directors of the manager will consider how to address the conflict and/or how to vote the proxies. The manager will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that the manager votes proxies. The manager will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix C to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge: (1) by calling 1- 877-721-1926, (2) on the fund’s website at http://www.leggmason.com/individualinvestors/prospectuses and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See the fund’s Prospectus for a discussion of which classes of shares of the fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in the fund’s Prospectus.

The distributor and Service Agents may receive a portion of the sales charge as described in the fund’s Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 18 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are sold at net asset value without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class FI and Class I Shares. Class FI and Class I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

Class I Shares. The following persons are eligible to purchase Class I shares directly from the fund: (i) current employees of the fund’s manager and its affiliates; (ii) former employees of the fund’s manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Legg Mason; (iv) current and former board members of Legg Mason; and (v) the immediate families of such persons. Immediate families are such person’s spouse (and, in the case of a deceased board member, the surviving spouse) and parents, grandparents, children under the age of 21, and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an eligible financial intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see the fund’s Prospectus.

Systematic Investment Plan

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic monthly investments in certain share classes of $50 or more by authorizing the distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. Shareholders have the option of selecting the frequency of the investment (on a monthly, quarterly, every alternate month, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a)	sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)	sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d)	purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)	purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f)	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS; and

(g)	purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the initial sales charge.

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege—allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:

(1) $100,000	(4) $750,000
(2) $250,000	(5) $1,000,000
(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of certain money market funds acquired by exchange from other funds offered with a sales charge and sold by the distributor may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares, as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal, whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class C shares; and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase. Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; and (f) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value (“NAV”) per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. A contingent sales charge, however, is imposed on certain redemptions of Class A and Class C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on the NAV of a share of the fund as of November 30, 2014.

Class A (based on a net asset value of $12.90 and a maximum initial sales charge of 4.25%)….$13.47

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for protection of the fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the fund’s Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

For additional information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Legg Mason Institutional Funds Systematic Withdrawal Plan

Certain shareholders of Class FI or Class I shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to the fund or a Service Agent to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the fund or a Service Agent. The fund, its transfer agent and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the fund’s Prospectus. Securities issued as a distribution in kind may incur transaction costs when shareholders subsequently sell those securities, and the market price of those securities will be subject to fluctuation until they are sold.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent trading of fund shares” in the fund’s Prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The NAV per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday, except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class may differ. Please see the fund’s Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreement, the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for the fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing the fund. Not all of these research services are used by the subadviser in managing any particular account, including the fund.

Debt securities purchased and sold by the fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. The fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the subadviser’s other clients. Investment decisions for the fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, investment professionals and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by the fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, the fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended November 30, 2014, the fund did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

For the fiscal years ended November 30, 2014, 2013, and 2012, the fund paid the following aggregate brokerage commissions for portfolio transactions (including commissions on derivatives transactions):

2014 ($)	2013 ($)	2012 ($)
585	1,092	933

LMIS is an underwriter of the fund under the 1940 Act. For the fiscal years ended November 30, 2014, 2013, and 2012, the fund did not pay any brokerage commissions to LMIS or its affiliates.

During the fiscal year ended November 30, 2014, the fund held no securities issued by its regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund’s Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of December 1, 2014, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
1919 Investment Counsel, LLC	Daily	None
Bloomberg AIM	Daily	None
Bloomberg L.P.	Daily	None
Bloomberg Portfolio Analysis	Daily	None
Brown Brothers Harriman	Daily	None
Charles River	Daily	None
Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None
Enfusion Systems	Daily	None
ENSO LP	Daily	None
eVestment Alliance	Quarterly	8-10 Days
EZE Order Management System	Daily	None
FactSet	Daily	None
Institutional Shareholder Services (Proxy Voting Services)	Daily	None
ITG	Daily	None
Middle Office Solutions, LLC	Daily	None
Morningstar	Daily	None
NaviSite, Inc.	Daily	None
StarCompliance	Daily	None
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
SunGard/Protegent (formerly Dataware)	Daily	None
The Bank of New York Mellon	Daily	None
The Northern Trust Company	Daily	None
Thomson	Semi-annually	None
Thomson Reuters	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Broadridge	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
DST International plc (DSTi)	Daily	None
Electra Information Systems	Daily	None
Fidelity	Quarterly	5 Business Days
Fitch	Monthly	6-8 Business Days
Frank Russell	Monthly	1 Day
Glass Lewis & Co.	Daily	None
Informa Investment Solutions	Quarterly	8-10 Days
Interactive Data Corp	Daily	None
Liberty Hampshire	Weekly and Month End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
SunTrust	Weekly and Month End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

A fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Limitations of policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or the subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the fund and its shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in the fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund will be treated as a separate taxpayer for U.S. federal income tax purposes. The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

The fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent the distributions are derived from the fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the fund may cure a failure to qualify as a regulated investment company, but in order to do so the fund may incur significant fund-level taxes and may be forced to dispose of certain assets. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by the fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund, and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the fund invests or to certain “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country, or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Capital Loss Carryforwards. On November 30, 2014, the unused capital loss carryforwards of the fund were approximately $3,162,281. For U.S. federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the fund prior to the expiration of the carryforwards. Those carryforwards expire as follows:

Expiration Date	Amount of Capital Loss Carryforwards that Expire ($)
2016	269,236
2017	2,027,117
2018	865,928

The fund’s net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) may be carried forward without limit, and such carryforwards must be fully utilized before the fund will be permitted to utilize any carryforwards of Pre-2011 Losses. In addition, under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred. As of December 1, 2014, the aggregate amount of Post-2010 Losses and losses deferred from the year ended November 30, 2014 was $3,845,978.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”).

Exempt-interest dividends paid by the fund are exempt from regular federal income taxes. Other distributions from the fund’s net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that the fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the fund.

Dividends and distributions from the fund other than exempt-interest dividends will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

The fund does not anticipate that a significant portion of its dividends paid will qualify for the dividends-received deduction for corporate shareholders. The fund also does not expect a significant portion of distributions to be treated as “qualified dividend income,” which is taxable to noncorporate shareholders at reduced rates.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the fund will be increased by such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them.

The fund intends to satisfy conditions that will enable it to pay “exempt-interest dividends” to its shareholders. Exempt-interest dividends are dividends attributable to interest income received from municipal obligations and are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to federal individual and corporate alternative minimum taxes. Repurchase agreements on municipal obligations generally give rise to taxable interest income, which will not be included in exempt-interest dividends when distributed by the fund.

Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry the fund’s shares is not deductible for U.S. federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, any portion of an exempt-interest dividend paid by the fund that represents income derived from certain revenue or private activity bonds held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors to determine whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. The deductibility of that fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. The fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.

A shareholder may instruct the fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. The fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends) distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the fund to non-U.S. shareholders are generally subject to federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

For fund taxable years beginning before January 1, 2015, the 30% withholding tax also will not apply to dividends that the fund reports as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for its taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if a fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the fund is required to withhold 30% of certain ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S.

individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund.

Massachusetts Taxation. Individual shareholders of the fund who are otherwise subject to Massachusetts personal income tax will not be subject to such tax on exempt-interest dividends received from the fund to the extent the dividends are attributable to interest on Massachusetts municipal securities. Also, individual shareholders will not be subject to Massachusetts personal income tax on dividends received from the fund to the extent the dividends are attributable to interest on U.S. government securities.

Other distributions from the fund, including those related to long-term and short-term capital gains, generally will not be exempt from Massachusetts personal income tax; however, distributions of net capital gain may be exempt from Massachusetts personal income tax if the gains from which the distribution is paid are derived from certain Massachusetts municipal securities the gains from which are exempted by statute. Businesses should note that the fund’s distributions derived from Massachusetts municipal securities are not exempt from Massachusetts corporate excise tax.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the “Trust”) was filed with the State Department of Assessments and Taxation of Maryland on October 4, 2006. As of April 16, 2007, the fund was redomiciled as a series of the Trust. Immediately prior to such redomiciliation, the fund was reorganized on April 16, 2007 as a series of Legg Mason Partners Income Funds, a Massachusetts business trust.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees of the Trust (“Trustees”) without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the fund, when issued, will be fully paid and nonassesable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The Declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the fullest extent permitted by law.

FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities, including the Schedule of Investments as of November 30, 2014, Statement of Operations for the year ended November 30, 2014, Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 2014, Financial Highlights for each of the years in the five-year period ended November 30, 2014, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), are incorporated by reference into this SAI (filed on January 22, 2015; Accession Number 0001193125-15-017049).

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Obligation Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

[1]

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

[2]

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

** By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Obligation Ratings:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days - including commercial paper.

A-1—A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s uses six qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal Payment: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only. The “p” suffix will always be used in conjunction with the “i” suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

Interest Payment: “i” qualifier. This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” suffix indicates that the rating addresses the interest portion of the obligation only. The “i” suffix will always be used in conjunction with the “p” suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

Public Information Ratings: “pi” qualifier. Ratings with a “pi” suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” suffix. Ratings with a “pi” suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary Ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present†.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present†.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk†.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk†.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The subscript “emr” is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate instruments where the principal is to any degree subject to market risk.

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults: “Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. Alternatively where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs: Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be as signed. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes the issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www.Fitchratings.com.

In the case of public finance, the ratings do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term Rating category, or categories below “B”.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Ratings Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the “CCC”, “CC” and “C” categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (“EXP”), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. If such final documentation is received and is as expected, the expected rating will typically be converted to a final rating. Fitch may also employ “expects to rate” language for new issuers (currently unrated) for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure, or merger). While expected ratings typically convert to final ratings within a short time, determined by timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch or withdrawn, as with final ratings.

Private Ratings: Fitch Ratings also prepares a limited number of private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs.

Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Matured/Paid-In-Full: a. “Matured”—This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as “NR”. b. “Paid-In-Full”—This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as “PIF”.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

“Unenhanced” Ratings: Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms.

In some cases, Fitch may choose to assign an unenhanced rating along with credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Non-Credit Rating Scales: In addition, Fitch Ratings provides specialist ratings on other topics. Operational risk ratings are assigned to servicers of commercial and residential mortgages and other asset types.

Asset manager ratings opine on the relative operational and financial capabilities of asset managers, trustees and others. Fund Credit and/or Volatility Ratings are assigned to fund’s or local government investment pool’s portfolio. Many of these ratings are offered internationally and in some cases on a national basis applying appropriate ratings modifiers and identifiers.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING

MASSACHUSETTS MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Massachusetts (“Massachusetts,” the “Commonwealth” or the “State”). The sources of payment for Massachusetts municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by Massachusetts and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Information Statement dated November 7, 2014. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Massachusetts issuer.

ECONOMIC INFORMATION

Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last 25 years, significant changes have occurred in the age distribution of the population. Dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next 25 years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher amounts of annual income than the national average. These higher levels of income have been accompanied by a consistently lower poverty rate. State unemployment rates have typically remained below the national average with the exception of a slight increase during the recession of the early 1990s and a 17-month stretch between 2006 and 2007. As of October 1, 2014, Massachusetts unemployment had hovered closer to the national average and stood at 6.0 percent, just slightly higher than the national rate of 5.9 percent. In 2014, Massachusetts was ranked 2nd in the U.S. according to the American Human Development Index, modeled after the United Nations Human Development Index, which compares health, income, and education outcomes.

Personal Income

Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.5 percentage points. From 2001 to 2003, real income declined in Massachusetts while staying roughly flat for the nation. However, real income levels in Massachusetts remained well above the national average. Following a significant decline, in real income, in 2009, Massachusetts, New England and the U.S. steadily increased until 2012. However, from 2006 to 2012, Massachusetts personal income either declined more slowly, or grew more quickly, than the nation during the recession and its aftermath. Only the District of Columbia and Connecticut have had higher levels of per capita personal income. As of October 1, 2014, Massachusetts, New England and the U.S. have all experienced a slight decline in real income. Despite this, the 2013 Massachusetts Per Capita Personal Income remained higher than New England and the nation as a whole.

Massachusetts saw steady growth in average annual pay for most of the past decade, lost ground in 2009, but resumed growth in 2010. Average annual pay is computed by dividing the total annual payroll of employees covered by Unemployment Insurance programs by the average monthly number of employees. Data are reported by employers covered under the Unemployment Insurance programs. Since 2003, average annual wages in the

State grew at an annual rate of 2.9 percent, compared to 2.8 percent for the nation. The level of average annual pay in Massachusetts in 2013 was 24.1 percent higher than the national average: $61,794 compared to $49,808.

Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. In 2009, the Boston metropolitan area and U.S. experienced their first monthly year-over-year declines in the Consumer Price Index for All Urban Consumers (“CPI-U”) since 1954 and 1955, respectively. As of October 1, 2014, the 2013 U.S. CPI-U had increased 8.6 percent since 2009. Boston’s CPI-U only increased 7.4 percent during that period. The latest available data for July 2014 show that the CPI-U for the Boston metropolitan area increased at a rate of 1.7 percent over July 2013, while the U.S. index also increased by 2.0 percent over the same period.

Consumer Confidence

The overall “Consumer Confidence” index is a weighted average of the “Present Situation” index, which measures consumers’ appraisal of business and employment conditions at the time of the survey, and the “Future Expectations” index, which focuses on consumers’ expectations for the six months following the time of the survey regarding business and employment conditions, as well as expected family income. Although the U.S. measures are compiled by a different source than the Massachusetts measures, according to the Federal Reserve Bank of Boston, the numbers are generally comparable. A score of 100 is considered neutral.

According to The Conference Board, Inc., which publishes the U.S. results, consumer confidence nationally reached a six-year high of 111.9 in July 2007, followed by an all time low of 25.3 in February 2009. The Massachusetts index has been higher than the U.S. index since sharing lows in January 2009, except for a brief period when they tracked closely together in 2011 and then experienced a slight dip in July of 2013. Following a year of stable numbers higher than the U.S. index, the Mass Insight Corporation reported that the Massachusetts index dropped significantly to 79 points in July of 2014 only to bounce back, gaining 18 points by October to reach an index of 97. In contrast, the U.S. index managed to grow slightly in July but as of October 2014 stood at 94.5, which was 2.5 points below that of Massachusetts.

Poverty

Since 2005, the Massachusetts poverty rate, which was 11.9 percent in 2013, has been three to four percentage points lower than the national average, which was 15.8 percent in 2013. Massachusetts ranked thirty-second out of the fifty states and the District of Columbia in 2013, for percentage of persons whose ratio of income to the poverty level was below 100 percent in the past twelve months. Poverty status is not determined for all people. Institutionalized people, people in military quarters, people in college dormitories, and unrelated individuals under 15 years old are excluded.

Employment

Employment by Industry. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System service sectors, Education and Health Services, Professional and Business Services, and Leisure and Hospitality have grown to take the place of manufacturing in driving the Massachusetts economy and now account for almost half of total payroll employment, while Financial Activities, Government, Information, and Trade, Transportation & Utilities have remained relatively level or declined in share.

After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts eventually increased by 0.5 percent in 2005 and continued to increase every year through 2008. After a large dip in 2009, employment grew steadily through 2013 when non-farm employment grew 1.4 percent. The seasonally adjusted estimate for 2013 is about 3.4 million. October of 2013 also had the highest number as of November 7, 2014, which was over 3.4 million; well above the previous peak months in 2001 (3.38 million in February 2001) and about 10 thousand more than the last peak in April 2008 (3.30 million).

After years of moderate but steady declines or near-zero growth in the late nineties and early 2000s, manufacturing employment in the State experienced steep annual declines in 2002 (10.2 percent) and 2003 (7.0 percent) before returning to more moderate declines in 2004 (3.5 percent). After a steep decline of 9.5 percent in 2009, the decline returned to a less dramatic 2.2 percent in 2010. Employment grew slightly in 2011 at 0.2 percent and continued at a steady increase as of December 2013. The seasonally adjusted estimate for 2013 was slightly lower than the 2012 estimate (250 thousand compared to 252 thousand).

Unemployment Insurance Trust Fund. The unemployment insurance system is a federal-state cooperative program established by the Social Security Act and the Federal Unemployment Tax Act to provide for the payment of benefits to eligible individuals when they become unemployed through no fault of their own. Benefits are paid from the Commonwealth’s Unemployment Insurance Trust Fund, financed through employer contributions. The assets and liabilities of the Commonwealth Unemployment Insurance Trust Fund are not assets and liabilities of the Commonwealth.

As of August 31, 2014, the Massachusetts Unemployment Trust Fund had a balance of $1.055 billion. This balance is the sum of the private contributory account balance of $952 million and the government contributory account balance of $103 million. This compares to the July 31, 2014 balance of $1.111 billion with a private contributory portion of $1.006 billion. The September 2014 Unemployment Insurance Trust Fund report indicated that the private contributory account balance was estimated to be $1.412 billion by the end of 2018 according to the Moody’s-based outlook.

Unemployment. The unemployment rate in Massachusetts was consistently below the national average from mid-1995 through November 2005, with similar patterns of gradual improvement after the mid-2003 peak. The Massachusetts rate exceeded the U.S. rate for fourteen out of seventeen months between January 2006 and May 2007, but only three of those differences exceeded 0.2 percent. In March 2007 the Massachusetts rate was 4.5 percent, the lowest it had been since October 2001. From October 2009 to January 2010, the rate peaked at 8.7 percent. From June 2007 to October 2013, the State rate remained at or below the comparable (seasonally adjusted) U.S. unemployment rate. The latest figure of the Massachusetts September 2014 seasonally adjusted rate was 6.0 percent, which was just 0.1 percent higher than the national rate of 5.9 percent.

Economic Base and Performance

The Massachusetts economy remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy, real estate, rental and leasing, professional and technical services, government and manufacturing, contributed 48.6 percent of the Massachusetts Gross Domestic Product (“GDP”) in 2013. The real estate, rental and leasing sector returned in 2013 as the largest contributor. When measured in chained 2009 dollars, the change in Massachusetts total GDP grew 17 percent between 2002 and 2012. Between 2002 and 2012 (the latest data available for subsector data as of October 1, 2014), several industries grew much faster than the State average.

Exports. Massachusetts ranked sixteenth in the United States in 2013 and first in New England with $26.8 billion in exports. This was a 4.6 percent increase from the previous year’s export value, while national exports increased by 2.1 percent. Total exports from New England grew by 3.3 percent. Canada was the Commonwealth’s top export destination in 2013 with $3.7 billion in exports.

Federal Spending in Massachusetts. Massachusetts received approximately $64.7 billion in contracts, grants, direct payments, insurance, loans and guarantees, and other spending from the federal government in federal fiscal year 2014. Massachusetts received 2.6 percent of all federal spending in federal fiscal year 2014 versus 2.5 percent in federal fiscal year 2013. While the federal fiscal year ends on September 30, fiscal year 2014 data was not considered final, as of November 7, 2014, until January 2015 due to a 90 day reporting delay in the Department of Defense contract data.

In federal fiscal year 2014, the largest portion, 54 percent, of federal spending in Massachusetts was for direct payments such as Social Security, Unemployment Insurance, Housing Choice Vouchers and Federal Pell Grants. Direct payments decreased 11 percent from federal fiscal year 2013 but all other categories decreased except for Grants and Other (as defined herein), which increased 11 and 954 percent respectively. Other includes all other reimbursable, contingent, intangible and indirect financial assistance.

Federal Contracts. The total dollar value of all federal contracts received by Massachusetts contractors increased an average of 12.7 percent per year from 2000 to 2014, 3.1 percent faster than the 9.6 percent U.S. average. It should be noted that although the federal fiscal year ends on September 30, the Department of Defense’s contract reporting is delayed 90 days. Year-over-year comparisons are more accurately made after the end of the calendar year when most contracts signed in the previous fiscal year should have been reported.

State Revenues. Taxes collected by all states in fiscal year 2013 totaled $846.2 billion, 6.5 percent more than fiscal year 2012. Massachusetts collected $23.9 billion in fiscal year 2013, 4.8 percent more than it did in fiscal year 2012. Massachusetts ranked tenth in the nation in total taxes collected in 2012 and 2013, up from 11th in 2009 and 2011.

In fiscal year 2013, the average state collected 83 percent of its revenue from individual income tax and sales and gross receipts tax. Massachusetts collected most of its revenue, 53.9 percent, from individual income tax while the average U.S. state collected 46.4 percent of its revenue from sales and gross receipts tax. Individual income taxes accounted for 86 percent of Massachusetts’s $1.1 billion new revenue in 2013 and 57 percent of the average state revenue. Seven states do not have an individual income tax.

State Lottery Proceeds. Massachusetts ranked second in revenue at $4.46 billion, and prize money awarded at $3.40 billion, among the 43 states with lotteries in fiscal year 2012. Massachusetts lottery revenue increased 7.1 percent from the previous year.

State Expenditures. Massachusetts ranked sixth in the nation in per capita expenditures, $8,500 in 2012, while it ranked 9th and spent $7,954 in 2011. This represents a 6.9 percent increase in per capita expenditures from 2011 to 2012, with the largest per capita dollar increase in the Public Welfare function.

Electricity Prices, Supply and Capacity by Source. Massachusetts had the seventh highest electric rate in the country in 2012, 13.79 cents per kilowatt hour, while the U.S. average was 9.84. This was a decrease of 2.3 percent for Massachusetts and an increase of 0.6 percent for the U.S. from the previous year. Massachusetts electric utilities generated $7.6 billion in revenue in 2012. This was 2.7 percent less than in 2011, while they sold 4.9 percent less electricity. The Massachusetts Net Electricity Trade Index, which represents the State’s electricity self-sufficiency, was 0.61 in 2012, the latest data available as of November 7, 2014. This means that Massachusetts imported 39 percent of its electricity supply, 23.8 megawatt hours, from out-of-state. In 2012, 68 percent of Massachusetts electricity was generated by burning natural gas, our top fuel source for power generation.

Travel and Tourism. The Massachusetts Office of Travel and Tourism (“MOTT”) reported a 4.4 percent decrease in museum and attraction attendance, 11.3 million visitors in 2013 compared to 2012. For the first six months of calendar year 2014, museum attendance was up 6.0 percent compared to January to June of 2012. For June fiscal year 2014 year-to-date, net room occupancy tax collections totaled $209.7 million, a 7.8 percent increase from the same period in fiscal year 2013.

Transportation and Warehousing. Massachusetts’ major air and seaports are managed by the Massachusetts Port Authority (“Massport”), an independent public authority. Based on preliminary total passenger volume in calendar year 2013 data, Logan Airport was the most active airport in New England, remaining the eighteenth most active in the U.S. according to the Federal Aviation Authority (“FAA”). Massport reported that as of September 2014 year-to-date, total airport flight operations were up 1.0 percent and total airport passengers were up 4.8 percent from the same period in 2013. According to the FAA, in calendar year 2013, preliminary data ranked Logan Airport 24th in the nation in total air cargo volume. In 2013, Massport reported that the airport handled 538 million pounds of cargo; a 1.2 percent decrease from 2012. Massport reported that as of September 2014 year-to-date, the combined cargo volume was up 7.7 percent and total express mail was up 7.8 percent from the same period in 2013.

Massport’s Port of Boston properties processed 164,358 full TEUs (twenty-foot equivalent units) of containerized cargo in 2013, which was an increase of 6.0 percent from calendar year 2012. It also processed 51,669 automobiles, which was an increase of 26.0 percent and 382,885 cruise passengers, which was a 1.0 percent increase, compared to 2012.

The Army Corps of Engineers reported Massachusetts total waterborne cargo shipped or received in 2012 decreased by 1.8 percent to 15.1 million short tons from 2011. Waterborne cargo in New England decreased 12.7 percent while the U.S. decreased 2.6 percent.

Institute for Supply Management Purchasing Manager Indexes (“PMI”). The September 2014 national index indicated that the manufacturing sector had been expanding since May 2009. The Boston region’s September 2014 index of 51.2 indicated that overall business conditions were expanding for the first time since June 2012. Nine of the eleven September 2014 components of the Boston Region PMI improved and two declined compared to August 2014.

COMMONWEALTH BUDGET AND FINANCIAL MANAGEMENT CONTROLS

Operating Fund Structure

The Commonwealth’s operating fund structure satisfies the requirements of State finance law and is in accordance with Generally Accepted Accounting Principles (“GAAP”), as defined by the Governmental Accounting Standards Board (“GASB”). The General Fund and other funds that are appropriated in the annual State budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the “budgeted operating funds” of the Commonwealth. Budgeted operating funds are created and repealed from time to time through the enactment of legislation, and existing funds may become inactive when no appropriations are made from them. Budgeted operating funds do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

Two of the budgeted operating funds account for most of the Commonwealth’s appropriated spending: the General Fund and the Commonwealth Transportation Fund (the “Transportation Fund”) (formerly the Highway Fund), from which approximately 96.7% of the statutory basis budgeted operating fund outflows in fiscal 2014 were made. The remaining approximately 3.3% of statutory operating fund outflows occurred in other operating funds: the Commonwealth Stabilization Fund, the Intragovernmental Service Fund, the Inland Fisheries and Game Fund, the Marine Recreational Fisheries Development Fund, the Public Safety Training Fund, the Children and Families Protection Fund, the Massachusetts Tourism Fund, the Local Capital Projects Fund, the Local Aid Stabilization Fund, the Manufacturing Fund and the Community College Fund. There were also 9 funds which were authorized by law but had no activity: the Collective Bargaining Reserve Fund, the Tax Reduction Fund, the Dam Safety Trust Fund, the International Educational and Foreign Language Grant Program Fund, the Gaming Local Aid Fund, the Education Fund, the Gaming Economic Development Fund, the Temporary Holding Fund and the Substance Abuse Prevention and Treatment Fund. In fiscal 2014, the Commonwealth Stabilization Fund had both inflows and outflows. At the end of a fiscal year, undesignated balances in the budgeted operating funds, unless excluded by law, are used to calculate the consolidated net surplus. Under State finance law, balances in the Stabilization Fund and the Tax Reduction Fund, both of which may receive consolidated net surplus funds, the Inland Fisheries and Game Fund, the Marine Recreational Fisheries Fund, the Public Safety Training Fund and the Local Aid Stabilization Fund are excluded from the consolidated net surplus calculation.

Overview of Operating Budget Process

Generally, funds for the Commonwealth’s programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the executive branch early in the fiscal year preceding the fiscal year for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than early March) with the Governor’s budget submission to the Legislature for the fiscal year commencing in the ensuing July. The Massachusetts constitution requires that the Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. State finance law requires the Legislature and the Governor to approve a balanced budget for each fiscal year, and the Governor may approve no supplementary appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

The House Ways and Means Committee considers the Governor’s budget recommendations and, with revisions, proposes a budget to the full House of Representatives. Once approved by the House, the budget is considered by the Senate Ways and Means Committee, which in turn proposes a budget to be considered by the full Senate. In recent years, the legislative budget review process has included joint hearings by the Ways and Means Committees of the Senate and the House. After Senate action, a legislative conference committee develops a joint budget recommendation for consideration by both houses of the Legislature, which upon adoption is sent to the Governor. Under the Massachusetts constitution, the Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto). The Legislature may override the Governor’s veto or specific line-item vetoes by a two-thirds vote of both the House and Senate. The annual budget legislation, as finally enacted, is known as the general appropriations act.

In years in which the general appropriations act is not approved by the Legislature and the Governor before the beginning of the applicable fiscal year, the Legislature and the Governor generally approve a temporary budget under which funds for the Commonwealth’s programs and services are appropriated based upon the level of appropriations from the prior fiscal year budget.

In January 2014, the Executive Office for Administration and Finance published an updated long-term fiscal policy framework to inform and guide annual budgetary decisions. The framework is intended to promote the achievement of three goals: (i) structural budgetary balance (budgetary spending based on sustainable levels of revenue, excluding fluctuations that occur as a result of economic cycles), (ii) sustainable spending growth (targeted to maintain structural balance throughout a five-year rolling forecast period and evaluated by comparing annual spending growth to projected long-term rates of revenue growth) and (iii) disciplined management of long-term liabilities (to protect intergenerational equity by preventing the costs associated with debt and unfunded retirement benefit obligations from crowding out other government services and investments in the future). The framework does not attempt to assess the proper level of services and investments, but rather how to ensure that any particular level of services is sustainable over time based on existing resources.

State finance law requires the Commonwealth to monitor revenues and expenditures during a fiscal year. For example, the Secretary of Administration and Finance is required to provide quarterly revenue estimates to the Governor and the Legislature, and the Comptroller publishes a quarterly report of planned and actual revenues. Department heads are required to notify the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means of any anticipated decrease in estimated revenues for their departments from the federal government or other sources or if it appears that any appropriation will be insufficient to meet all expenditures required in the fiscal year by any law, rule, regulation or order not subject to the administrative control. The Secretary of Administration and Finance must notify the Governor and the House and Senate Committees on Ways and Means whenever the Secretary determines that revenues will be insufficient to meet authorized expenditures. The Secretary of Administration and Finance is then required to compute projected deficiencies and, under Section 9C of Chapter 29 of the General Laws, the Governor is required to reduce allotments, to the extent lawfully permitted to do so, or submit proposals to the Legislature to raise additional revenues or to make appropriations from the Stabilization Fund to cover such deficiencies. The Supreme Judicial Court has ruled that, under current law, the Governor’s authority to reduce allotments of appropriated funds extends only to appropriations of funds to State agencies under the Governor’s control.

Cash and Budgetary Controls

The Commonwealth has in place controls designed to ensure that sufficient cash is available to meet the Commonwealth’s obligations that State expenditures are consistent with periodic allotments of annual appropriations and that moneys are expended consistently with statutory and public purposes. Two independently elected Executive Branch officials, the State Treasurer and the State Auditor, conduct the cash management and audit functions, respectively. Regarding periodic allotments, at the beginning of each fiscal year the Executive Office for Administration and Finance schedules the rate at which agencies will have access to funds included in their appropriation through a published periodic allotment calendar. This calendar is reviewed regularly, and depending on the fiscal climate, the Executive Office for Administration and Finance may choose to adjust the allotment schedule in order to tighten spending controls. In some cases agencies may request an ad hoc allotment in order to gain access to funds faster than the existing periodic allotment schedule would allow (e.g., exceptional cases where unique payment concerns must be considered); such requests are carefully reviewed by the Executive Office for Administration and Finance before they are approved. The Comptroller conducts the expenditure control function. The Secretary of Administration and Finance is the Governor’s chief fiscal officer and provides overall coordination of fiscal activities.

Capital Investment Process and Controls

Capital expenditures are primarily financed with debt proceeds and federal grants. Authorization for capital investments requires approval by the Legislature, and the issuance of debt must be approved by a two-thirds vote of each house of the Legislature. Upon such approval to issue debt, the Governor submits a bill to the Legislature, as required by the State constitution, to set the terms and conditions of the borrowing for the authorized debt. The State Treasurer issues authorized debt at the request of the Governor, and the Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds pursuant to such authorizations.

Based on outstanding authorizations, the Executive Office for Administration and Finance, at the direction of the Governor and in conjunction with the cabinet and other officials, establishes a capital investment plan. The plan is an administrative guideline and subject to amendment at any time. The plan assigns authority for secretariats and agencies to spend on capital projects and is reviewed each fiscal year. The primary policy objectives of the plan are to determine and prioritize the Commonwealth’s investment needs, to determine the affordable level of debt that may be issued and the other funding sources available to address these investment needs, and to allocate these limited capital investment resources among the highest priority projects.

The Comptroller has established various funds to account for financial activity related to the acquisition or construction of capital assets. In addition, accounting procedures and financial controls have been instituted to limit agency capital spending to the levels approved by the Governor. All agency capital spending is tracked against the capital investment plan on both a cash and encumbrance accounting basis on the State’s accounting system, and federal reimbursements are budgeted and monitored against anticipated receipts.

Cash Management Practices of State Treasurer

The State Treasurer is responsible for ensuring that all Commonwealth financial obligations are met on a timely basis. The Massachusetts constitution requires that all payments by the Commonwealth (other than debt service) be made pursuant to a warrant approved by the Governor’s Council. The Comptroller prepares certificates which, with the advice and consent of the Governor’s Council and approval of the Governor, become the warrant to the State Treasurer. Once the warrant is approved, the State Treasurer’s office disburses the money.

The Cash Management Division of the State Treasurer’s office utilizes approximately 900 operating accounts to track cash collections and disbursements for the Commonwealth. The Division relies primarily upon electronic receipt and disbursement systems.

The State Treasurer, in conjunction with the Executive Office for Administration and Finance, is required to submit quarterly cash flow projections for the then current fiscal year to the House and Senate Committees on Ways and Means on or before the last day of August, November, February and May. The projections must include estimated sources and uses of cash, together with the assumptions from which such estimates were derived and identification of any cash flow gaps. The State Treasurer’s office, in conjunction with the Executive Office for Administration and Finance, is also required to develop quarterly and annual cash management plans to address any gap identified by the cash flow projections and variance reports. The State Treasurer’s office oversees the issuance of short-term debt to meet cash flow needs, including the issuance of commercial paper and revenue anticipation notes.

Under State finance law, the State Treasurer may invest Commonwealth funds in obligations of the United States Treasury, bonds or notes of various states and municipalities, corporate commercial paper meeting specified ratings criteria, bankers acceptances, certificates of deposit, repurchase agreements secured by United States Treasury obligations, money market funds meeting specified ratings criteria, securities eligible for purchase by a money market fund operated in accordance with Rule 2a-7 of the federal Securities and Exchange Commission or investment agreements meeting specified ratings criteria. Cash that is not needed for immediate funding needs is invested in the Massachusetts Municipal Depository Trust. The State Treasurer serves as trustee of the Trust and has sole authority pertaining to rules, regulations and operations of the Trust. The Trust has two investment options: a money market fund and a short-term bond fund. General operating cash is invested in the money market fund, which is administered in accordance with Rule 2a-7 of the Securities and Exchange Commission and additional policies and investment restrictions adopted by the State Treasurer. The three objectives for the money market fund are safety, liquidity and yield. The money market fund maintains a stable net asset value of one dollar and is marked to market daily. Moneys in the Stabilization Fund, which are not used by the Commonwealth for liquidity, are invested in both the money market fund and the short-term bond fund. The short-term bond fund invests in a diversified portfolio of high-quality investment-grade fixed-income assets that seeks to obtain the highest possible level of current income consistent with preservation of capital and liquidity. The portfolio is required to maintain an average credit rating of A-. The duration of the portfolio is managed to within +/- one half year duration of the benchmark. As of November 7, 2014, the benchmark for the short-term bond fund was the Barclays Capital 1-to-5-year Government/Credit Index, which includes all medium and larger issues of United States government, investment-grade corporate and investment-grade international dollar-denominated bonds.

Audit Practices of State Auditor

The State Auditor is mandated under State law to conduct an audit at least once every three years of the accounts of all departments, offices, commissions, institutions and activities of the Commonwealth. This audit encompasses hundreds of state entities, including the court system and independent authorities. The State Auditor also has the authority to audit federally aided programs and vendors and their subcontractors under contract with the Commonwealth as well as to conduct special audit projects. Further, the State Auditor upon a ratified majority vote by the board of selectmen or school committee, may, in the Auditor’s discretion, audit the accounts, programs, activities and other public functions of a town, district, regional school district, city or county. The State Auditor conducts both compliance and performance audits in accordance with generally accepted government auditing standards issued by the Comptroller General of the United States.

Within the State Auditor’s office is the Division of Local Mandates, which evaluates proposed and actual legislation to determine the financial impact on the Commonwealth’s cities and towns. In accordance with State law, the Commonwealth is required to reimburse cities and towns for any costs incurred through mandated programs established after the passage of Proposition 2 1/2, the statewide tax limitation enacted by the voters in

1980, unless expressly exempted from those provisions, and the State Auditor’s financial analysis is used to establish the amount of reimbursement due to the Commonwealth’s cities and towns.

Also within the State Auditor’s office is the Bureau of Special Investigations, which is charged with the responsibility of investigating fraud within public assistance programs.

Stabilization Fund

The Stabilization Fund is established by State finance law as a reserve of surplus revenues to be used for the purposes of covering revenue shortfalls, covering State or local losses of federal funds or for any event which threatens the health, safety or welfare of the people or the fiscal stability of the Commonwealth or any of its political subdivisions. The fund is sometimes referred to as the State’s “rainy day fund,” serving as a source of financial support for the State budget in times of slow or declining revenue growth and as the primary source of protection against having to make drastic cuts in State services in periods of economic downturns.

Required Deposits and Allowable Stabilization Fund Balance. Beginning July 1, 2004, State finance law provided that (i) 0.5% of current year net tax revenues from each fiscal year must be deposited into the Stabilization Fund at fiscal year-end, (ii) 0.5% of current-year net tax revenues must be made available for the next fiscal year and (iii) any remaining amount of the year-end surplus must be transferred to the Stabilization Fund. State finance law was amended in July 2010 to provide that any tax revenue from capital gains that exceeds $1 billion in a fiscal year (adjusted annually, beginning in fiscal 2014, for U. S. gross domestic product growth) is to be deposited into the Stabilization Fund, with 5% of the amount so deposited then transferred to the State Retiree Benefits Trust Fund (“SRBTF”). Legislation approved by the Governor on July 27, 2012 provides that 5% of the amount deposited to the Stabilization Fund from capital gains must be transferred to the Commonwealth’s Pension Liability Fund, in addition to the 5% transferred to the SRBTF. Prior to fiscal 2004, the allowable Stabilization Fund balance at fiscal year- end could not exceed 10% of the total revenues for that year. Since fiscal 2004, the allowable Stabilization Fund balance was 15% of total current-year revenues. If the Stabilization Fund balance exceeds the allowable limit, the excess amounts are to be transferred to the Tax Reduction Fund. State finance law was further amended in July 2013 to eliminate the requirement that at year end, 0.5% of current year net tax revenue must be deposited in the Stabilization fund and that 0.5% of current year net tax revenue must be made available for the next fiscal year. Therefore, effective for fiscal years beginning with fiscal year 2014, the entire year end surplus is required to be transferred to the Stabilization Fund.

LONG-TERM LIABILITIES

General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which include bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Commonwealth Debt. The State Treasurer is statutorily responsible for the borrowing needs of the Commonwealth, including short-term cash flow needs and long-term borrowing needs for the capital budget. Borrowing is accomplished through the sale of short-term notes and long-term bonds. The Commonwealth is authorized to issue three types of direct debt—general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Commonwealth Transportation Fund (formerly the Highway Fund) or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as (a) general obligation contract assistance liabilities, (b) budgetary contract assistance liabilities or (c) contingent liabilities. In addition, the Commonwealth is authorized to pledge its credit in support of scheduled, periodic payments to be made by the Commonwealth under interest rate swaps and other hedging agreements related to bonds or notes of the Commonwealth.

General obligation contract assistance liabilities arise from statutory requirements for (i) payments by the Commonwealth to the Massachusetts Clean Water Trust, the Massachusetts Department of Transportation and the Massachusetts Development Finance Agency that are used by such entities to pay a portion of the debt service on certain of their outstanding bonds and (ii) payments from the Social Innovation Financing Trust Fund on “pay for success” contracts. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases and other contractual agreements. Such liabilities do not constitute a pledge of the Commonwealth’s credit.

Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been or may be pledged, as in the case of certain debt obligations of the Massachusetts Bay Transportation Authority (“MBTA”), the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority (“Steamship Authority”), and the higher education building authorities. The Commonwealth has certain statutorily contemplated payment obligations with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from moneys otherwise appropriated for the affected institution, owed by certain community colleges and state universities on bonds issued by the former Massachusetts Health and Educational Facilities Authority (now the Massachusetts Development Finance Agency) and the Massachusetts State College Building Authority.

Statutory Limit on Direct Debt. Since December 1989, State finance law has included a limit on the amount of outstanding “direct” bonds of the Commonwealth. For fiscal 2012, the debt limit was $18.944 billion under the statute in place during fiscal 2012. In August 2012, State finance law was amended, effective January 1, 2013, to specify that the debt limit be calculated for fiscal years starting in fiscal 2013 using a fiscal 2012 base value of $17,070,000,000 and increasing the limit for each subsequent fiscal year to 105% of the previous fiscal year’s limit. Based on this calculation, the statutory limit on “direct” bonds during fiscal 2015 is $19,760,658,750. Prior to June 10, 2013, this limit was calculated using a statutory definition that differed from

GAAP, in that, the principal amount of outstanding bonds included the amount of any premium and was measured net of any discount, costs of issuance and other financing costs (“net proceeds”). On June 10, 2013, State finance law was amended, effective January 1, 2013, to change the statutory definition of outstanding debt from net proceeds to principal outstanding, a change that brings the debt outstanding definition in conformance with GAAP.

The debt limit law provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to special legislation enacted over the years, certain outstanding Commonwealth debt obligations are not counted in computing the amount of bonds subject to the limit, including Commonwealth refunding/restructuring bonds issued in September and October 1991, federal grant anticipation notes, bonds issued to pay operating notes issued by the MBTA or to reimburse the Commonwealth for advances to the MBTA, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund, bonds issued to finance the Massachusetts School Building Authority and bonds issued to finance the Commonwealth’s Accelerated Bridge Program. As of October 31, 2014, the statutory limit on “direct” bonds during fiscal 2014 was $18,819,675,000.

General Obligation Debt

The Commonwealth issues general obligation bonds and notes pursuant to Chapter 29 of the General Laws. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit is pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

As of October 31, 2014, the Commonwealth had approximately $20.7 billion in general obligation bonds outstanding, of which $17.3 billion, or approximately 83% was fixed rate debt and $3.5 billion, or 17%, was variable rate debt. The Commonwealth’s outstanding general obligation variable rate debt consists of several variable rate structures. Most of the outstanding variable rate bonds are in the form of variable rate demand bonds, which account for $705.9 million of outstanding general obligation debt as of October 31, 2014. Other outstanding variable rate structures include London Interbank Offered Rate (“LIBOR”) Index bonds, auction rate securities, SIFMA Index Bonds and consumer price index bonds. The variable rate demand bonds are generally supported by liquidity facilities that require the bonds to be tendered by a specified date if the facility is not replaced or the bonds are not otherwise refinanced. Certain of the Commonwealth’s variable rate demand bonds have been converted to an “index floating mode” for direct purchase by a bank. As of October 31, 2014, the Commonwealth had approximately $443.5 million of bonds in such a mode. Of the variable rate debt outstanding, the interest rates on $2.6 billion, or approximately 13% of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.

Under State finance law, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit is pledged. The remaining variable rate debt of $694.3 million, or approximately 3.35% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a periodic basis.

The Commonwealth has announced its intention to implement a multi-year asset/liability management strategy. The intent of the asset/liability strategy is to better balance the Commonwealth’s interest rate exposure between its cash assets and debt liabilities by increasing the portion of its outstanding debt issued as unhedged, floating rate bonds. The Commonwealth intends to achieve this balance over a number of years, in part by issuing additional variable rate debt. The Commonwealth has established an asset/liability management committee to provide oversight of the program.

As of October 31, 2014, the Commonwealth had outstanding approximately $142.3 million ($76.9 million principal and including a discount equal to $65.4 million) of variable rate “U. Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

The Commonwealth has issued general obligation bonds in the form of Build America Bonds (“BABs”). BABs were authorized under the federal American Recovery and Reinvestment Act of 2009 (“ARRA” or the “Recovery Act”). Pursuant to ARRA, the Commonwealth is entitled to receive a cash subsidy from the federal government equal to 35% of the investment payable on the BABs provided the Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. On March 4, 2013, the Internal Revenue Service indicated that such interest subsidy payment would be subject to a sequestration reduction of 8.7% through September 30, 2013 under the Budget Control Act of 2011, and on September 30, 2013, the Internal Revenue Service announced that such interest subsidy payment will be subject to a sequestration reduction of 7.2% through September 30, 2014. Federal legislation approved by the President on February 15, 2014 extended the sequestration provisions applicable to BABs through federal fiscal year 2024. On October 16, 2014, the Internal Revenue Service announced that the sequestration reduction will be 7.3% through September 30, 2015. Beginning in fiscal 2012, such payments received by the Commonwealth are required to be deposited in a Build America Bonds Subsidy Trust Fund and used, without further legislative appropriation, to pay debt service on the related BABs. The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments. As of October 31, 2014, the Commonwealth had approximately $2.1 billion of BABs outstanding.

The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the State Treasurer in any fiscal year in anticipation of revenue receipts for that year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including, in some circumstances, special obligation bonds. In addition, as of October 31, 2014 the Commonwealth had liquidity support for a $200 million commercial paper program which it utilizes regularly for cash flow purposes. In addition to borrowing via its commercial paper program, the Commonwealth issues fixed-rate revenue anticipation notes (or “RANs”).

Special Obligation Debt

Commonwealth Transportation Fund. Section 2O of Chapter 29 of the General Laws, as amended, authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund (formerly the Highway Fund). Revenues, which are currently accounted to the Commonwealth Transportation Fund, are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax and registry of motor vehicles fees.

Between 1992 and 2005, the Commonwealth issued special obligation bonds secured by a lien on a specified portion of the motor fuels excise tax. As of October 31, 2014, the Commonwealth had outstanding approximately $249.7 million of such special obligation bonds secured by a pledge of 6.86¢ of the 24¢ motor fuels excise tax. In December 2010, the trust agreement securing such bonds was closed to further issuance of debt.

The Commonwealth is also authorized to issue approximately $2.383 billion of special obligation bonds secured by a pledge of all or a portion of revenues accounted to the Commonwealth Transportation Fund (“CTF”) to fund a portion of the Commonwealth’s accelerated structurally-deficient bridge program and other transportation improvements (CTF Bonds). As of October 31, 2014, the Commonwealth had outstanding approximately $1.404 billion of CTF Bonds.

A portion of the outstanding CTF Bonds were issued as BABs (approximately $419.8 million) and as Recovery Zone Economic Development Bonds (“RZEDBs”) (approximately $156.4 million). Pursuant to ARRA, the Commonwealth is entitled to receive cash subsidy payments from the federal government equal to 35% of the debt service payable on the BABs and 45% of the debt service payable on the RZEDBs, provided, in both cases, that the Commonwealth makes certain required filings in accordance with applicable federal rules. Such subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. On March 4, 2013, the Internal Revenue Service indicated that such interest subsidy payment would be subject to a sequestration reduction of 8.7% through September 30, 2013 under the Budget Control Act of 2011, and on September 30, 2013, the Internal Revenue Service announced that such interest subsidy payment would be subject to a sequestration reduction of 7.2% through September 30, 2014. Federal legislation approved by the President on February 15, 2014 extended the sequestration provisions applicable to BABs and RZEDBs through federal fiscal year 2024. On October 16, 2014, the Internal Revenue Service announced that the sequestration reduction will be 7.3% through September 30, 2015. Beginning in fiscal 2012, such payments received by the Commonwealth are required to be deposited in a Build America Bonds Subsidy Trust Fund, to be used, without further legislative appropriation, to pay debt service related to such bonds. Subsidy payments received on account of CTF Bonds were pledged to secure the payment of debt service on CTF Bonds.

Convention Center Fund. Chapter 152 of the Acts of 1997, as amended, authorized $694.4 million of special obligation bonds to be issued for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are payable from moneys credited to the Convention Center Fund created by such legislation, which include certain hotel tax receipts from hotels in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston and sales tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. The legislation requires a capital reserve fund to be maintained at a level equal to maximum annual debt service and provides that if the fund falls below its required balance, the 2.75% convention center financing fee in Boston is to be increased (though the overall hotel tax in Boston, including the fee, cannot exceed 14%). In June 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, $638.7 million of which remained outstanding as of October 31, 2014.

On July 29, 2014, the Governor approved legislation authorizing the Commonwealth to issue an additional $1 billion in special obligation bonds to finance an expansion of the convention center in Boston, plus additional bonds for up to 10% of the bonded amount, in the discretion of the State Treasurer, to finance costs of issuance and fund a debt service reserve fund. Such bonds would be secured by and payable from the Convention Center Fund and the same revenue sources pledged to the outstanding bonds that were issued in 2004, with the State Treasurer and Secretary of Administration and Finance having the authority to pledge additional State hotel/motel room occupancy excises in order to increase the marketability of the new bonds. If such additional pledged taxes were ever used to pay debt service, it is expected that hotel/motel room occupancy excises in the city of Boston would be increased to provide funds to reimburse the Commonwealth for such cost.

Federal Grant Anticipation Notes

Between 1998 and 2003, the Commonwealth issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel (“CA/T”) Project, in anticipation of future federal reimbursements. The legislation authorizing such notes contains a statutory covenant that as long as any such grant anticipation notes remain outstanding, the Commonwealth will deposit all federal highway reimbursements into the Grant Anticipation Note Trust Fund, to be released to the Commonwealth once all the debt service and reserve funding obligations of the trust agreement securing the grant anticipation notes have been met. If the United States Congress reduces the aggregate amount appropriated nationwide for federal highway spending to less than $17.1 billion and debt service coverage with respect to the notes falls below 120%, then the legislation further pledges that 10¢ per gallon of existing motor fuel tax collections will be deposited into the trust fund, to be used for debt service on the notes, subject to legislative appropriation. The 10¢-per-gallon pledge of motor fuel tax collections is subordinate to the pledge of Commonwealth Transportation Fund revenues securing the CTF Bonds. Principal amortization of the notes began in fiscal 2006 and is expected to continue through fiscal 2015. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million unless the rating agencies rating the notes confirm that exceeding $216 million in annual debt service will not cause them to withdraw or reduce their credit ratings. Such notes and the interest thereon are secured solely by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. In practice, the interest on such notes has been paid from State appropriations. As of October 31, 2014, $178.4 million of such notes remained outstanding. The lien securing such notes has been closed to further issuance.

The Commonwealth is also authorized to issue an additional $1.1 billion of grant anticipation notes secured by future federal funds to fund a portion of the Commonwealth’s accelerated structurally deficient bridge program. Such notes are subordinated to the notes described in the preceding paragraph, but are also secured by a back-up pledge of net amounts in the Commonwealth Transportation Fund after application of such amounts in accordance with the trust agreement securing the CTF Bonds, the senior federal grant anticipation notes and previously issued bonds secured by motor fuels excise taxes. Similar to the notes issued for the CA/T Project, the Commonwealth expects to pay interest on the notes for the bridge program from State appropriations. As of October 31, 2014, $352.5 million of such notes were outstanding.

Of the junior-lien grant anticipation notes, $100 million were issued as BABs, eligible for federal subsidy payments. On October 1, 2013, the Internal Revenue Service indicated that such interest subsidy payment would be subject to a sequestration reduction of 7.2% through September 30, 2014 under the Budget Control Act of 2011. Federal legislation approved by the President on February 15, 2014 extended the sequestration provisions applicable to BABs through federal fiscal year 2024. On October 16, 2014, the Internal Revenue Service announced that the sequestration reduction will be 7.3% through September 30, 2015. Beginning in fiscal 2012, such payments received by the Commonwealth are required to be deposited in a Build America Bonds Subsidy Trust Fund, to be used, without further legislative appropriation, to pay debt service related to such bonds.

Interest Rate Swaps

The Commonwealth has entered into interest rate swap agreements for the sole purpose of hedging changes in the interest rates on a portion of its outstanding variable rate bonds, predicated on the assumption that the interest on such bonds, combined with the cost of the associated interest rate swaps, would produce lower aggregate interest costs than fixed-rate bonds. As of November 7, 2014, approximately $2.6 billion of the Commonwealth’s outstanding variable-rate debt was synthetically fixed via floating-to-fixed interest rate swap hedge agreements.

Under the terms of these floating-to-fixed rate hedge agreements, the counterparties to the swaps are obligated to pay the Commonwealth an amount equal or approximately equal to the variable-rate payment on the related bonds or a payment based on a market index, and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. The floating rate received by the Commonwealth from swap counterparties is used to offset the variable rate paid to bondholders. Only the net difference in interest payments is actually exchanged with the counterparty. The net payments made or received on these agreements are reported as part of interest expense in the Commonwealth’s basic financial statements. In all cases, the Commonwealth remains responsible for making interest payments to the variable-rate bondholders.

The intended effect of these agreements is essentially to fix the Commonwealth’s interest rate obligations with respect to its variable-rate bonds in order to hedge or mitigate the Commonwealth’s exposure to changes in interest rates on these bonds. For example, during a period when interest rates rise, the Commonwealth would receive higher payments from swap counterparties that would be used to offset higher payments to bondholders of the outstanding variable rate bonds. During a period when interest rates decline, the reduction in interest payments to bondholders would offset the higher payments made to swap counterparties. In both scenarios, the net obligation of the Commonwealth is essentially fixed through the life of the swap and bonds. This allows the Commonwealth to finance its capital budget using floating rate bonds, which, combined with interest rate swaps, are assumed to be less costly than fixed-rate bonds, while hedging the risk of rising interest rates on those bonds to provide long-term budget certainty. As of October 31, 2014, all of the Commonwealth’s interest rate swaps were floating-to-fixed rate agreements and were deemed effective hedges, as provided for in GASB Statement No. 53.

As of November 7, 2014, the bonds and related swap agreements had final maturities ranging from 2014 to 2037. The total notional value of approximately $2.6 billion effectively matches the par amount of the related variable-rate bonds. Under the swap agreements, the Commonwealth pays the relevant counterparties fixed rates ranging from 3.555% to 5.25% and receives variable-rate payments equal to or approximately equal to the amount of variable rate payments the Commonwealth pays on the related variable-rate refunding bonds or a payment based on a market index.

As of November 7, 2014, all of the Commonwealth’s counterparties were required to post collateral in certain circumstances. The Commonwealth was not required to post collateral under any of its existing swap agreements.

Prior to the bankruptcy filings by Lehman Brothers Holdings Inc. and its subsidiaries in September 2008, the Commonwealth was a party to several interest rate swap agreements with Lehman Brothers affiliates. Following the bankruptcy filings, the Commonwealth terminated those agreements in October 2008 and November 2008, made termination payments to Lehman Brothers Special Financing Inc. (“LBSF”) and entered into replacement swap agreements with other counterparties. In early 2010, LBSF notified the Commonwealth that it disagreed with the termination amounts that the Commonwealth had paid in 2008 and issued a subpoena related to the terminations. On June 13, 2012, LBSF issued a Derivative Alternative Dispute Resolution (“ADR”) Notice obligating the parties to submit to mandatory court-ordered mediation. The Derivative ADR Notice contains a settlement demand from LBSF in the amount of approximately $32.7 million, including approximately $13.9 million of interest and expenses. A formal mediation commenced on November 19, 2012, and concluded without resolution.

Liquidity Facilities

As of November 7, 2014, most of the Commonwealth’s outstanding variable rate debt consists of variable rate demand bonds whose interest rates re-set daily or weekly through a remarketing process. Because these bonds offer a “put” or tender feature, they are supported by standby bond purchase agreements with commercial banks which require the applicable bank to purchase any bonds that are tendered and not successfully remarketed.

As of November 7, 2014, the Commonwealth also had liquidity support for a $200 million commercial paper program. A line of credit provided by TD Bank, N. A. expires on April 17, 2015.

General Obligation Contract Assistance Liabilities

Massachusetts Department of Transportation, as successor to the Massachusetts Turnpike Authority. On February 19, 1999, the Commonwealth and the Massachusetts Turnpike Authority entered into a contract which provides for the Commonwealth to make annual operating assistance payments to the Massachusetts Department of Transportation (“MassDOT”), as successor to the Turnpike Authority, which are capped at $25 million annually and extend until the end of the 40th fiscal year following the transfer of certain facilities associated with the Commonwealth’s Central Artery/Ted Williams Tunnel (“CA/T”) Project to MassDOT. On June 30, 2009, the

Commonwealth and the Turnpike Authority entered into a contract for financial assistance which provides for the payment by the Commonwealth to MassDOT, as successor to the Turnpike Authority, of $100 million per fiscal year, commencing July 1, 2009 until June 30, 2039. Payments under both contracts constitute a general obligation pledge of the Commonwealth for which the full faith and credit of the Commonwealth are pledged.

Massachusetts Clean Water Trust. The Massachusetts Clean Water Trust (the “Trust”) manages the Commonwealth’s state revolving fund program under the federal Clean Water Act and the federal Safe Drinking Water Act. The Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving funds and to issue debt obligations to make loans to local governmental units and others to finance eligible water pollution abatement and drinking water projects. Under State law, loans made by the Trust are required to provide for subsidies or other financial assistance to reduce the debt service expense on the loans. As of November 7, 2014, most new loans made by the Trust bore interest at 2%. Other loans made by the Trust may bear interest at lower rates, including a zero rate of interest, and a portion of the principal of certain loans has also been subsidized by the Trust. To provide for a portion of the subsidy on most of its loans, the Trust receives contract assistance payments from the Commonwealth. Under the Trust’s enabling act, the aggregate annual contract assistance payment for the Trust’s programs may not exceed $138 million. The Commonwealth’s agreement to provide contract assistance constitutes a general obligation of the Commonwealth for which its full faith and credit is pledged, and the Commonwealth’s contract assistance payments are pledged as security for repayment of the Trust’s debt obligations. As of October 31, 2014 the Trust had approximately $2.9 billion of bonds outstanding. Approximately 9.20% of the Trust’s aggregate debt service is covered by Commonwealth contract assistance. Prior to August 2014, the Trust was known as the Massachusetts Water Pollution Abatement Trust.

Massachusetts Development Finance Agency. On June 12, 2008, the Governor approved legislation amending a 2006 law authorizing an “infrastructure investment incentive” program, known as “I-Cubed.” The amendment, among other things, clarified the manner in which the program is to be financed and the security for the related bonds. Under the program, up to $250 million of public infrastructure improvements to support significant new private developments may be financed by bonds issued by the Massachusetts Development Finance Agency (“MassDevelopment”) that are secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. Legislation approved by the Governor on August 7, 2012 increased this amount from $250 million to $325 million, and legislation approved by the Governor on August 13, 2014 increased the amount to $600 million. Until a related new private development is completed and occupied, the developer’s property will be assessed by the municipality in which the development is located in amounts equal to the debt service cost on the bonds to reimburse the Commonwealth for such cost. After each phase of the private development is completed and occupied, the municipality will be required to reimburse the Commonwealth for any portion of the debt service cost on the bonds that is not covered by new State tax revenues generated from the related private development. The municipality’s reimbursement obligation will be secured by a general obligation pledge of the municipality, a local aid intercept and a reserve fund which must be funded in an amount equal to or greater than two years of debt service on the bonds. The obligation of the municipality ends when the Commonwealth has collected revenues sufficient to pay principal and interest payments to date plus all remaining principal payments due. Pursuant to this legislation, in April 2014, MassDevelopment issued approximately $34.6 million of tax-exempt contract assistance bonds to finance infrastructure projects associated with the Fan Pier development in Boston. Also, in June 2014, MassDevelopment issued $9.3 million of tax-exempt contract assistance bonds to refinance bond anticipation notes issued in 2010 to finance certain public infrastructure costs for the Assembly Row project in Somerville. In September 2014, MassDevelopment issued approximately $8.9 million in tax-exempt contract assistance bonds to finance infrastructure projects associated with the Chestnut Hill Square project in Newton. As of October 31, 2014, total “I-Cubed” program bonds outstanding were $52.8 million.

Legislation approved by the Governor on August 8, 2008 includes an authorization to finance up to $43 million of the costs of a parkway at the former South Weymouth naval air base to support the development of the former base. Similar to the I-Cubed program financing model, the bonds to be issued by MassDevelopment to finance the parkway will be secured and payable from a general obligation pledge of contract assistance from the Commonwealth. As of October 31, 2014, approximately $27.04 million of such bonds were outstanding.

Social Innovation Financing Trust Fund. Legislation approved by the Governor on July 8, 2012 established a Social Innovation Financing Trust Fund for the purpose of funding contracts to improve outcomes and lower costs for contracted government services, often referred to as “pay for success contracts.” The legislation authorized the Secretary of Administration and Finance to enter into pay for success contracts in which a substantial portion of Commonwealth payments, from amounts appropriated by the Legislature to the Trust Fund, would be conditioned on the achievement of specified performance outcomes. The legislation authorizes the Secretary of Administration and Finance to provide in any such contract that such payments constitute general obligations of the Commonwealth for which the full faith and credit of the Commonwealth shall be pledged for the benefit of the providers of the contracted government services. The total amount of payments backed by the full faith and credit of the Commonwealth under such contracts may not exceed, in the aggregate, $50 million. The first such contract was entered into in January 2014 with a nonprofit intermediary organization and a nonprofit social service agency that helps young men leaving the juvenile justice system (or on probation) avoid re-offending. The contract obligates the Commonwealth to make up to $27 million in success payments, in the aggregate, through calendar year 2019, and the Commonwealth’s obligation to make such payments is a general obligation for which the Commonwealth’s full faith and credit is pledged.

Budgetary Contract Assistance Liabilities

Saltonstall Building Redevelopment Corporation Project. In May 2002, MassDevelopment issued $195.8 million of lease revenue bonds pursuant to an agreement to loan the proceeds of the bonds to the MassDevelopment/Saltonstall Building Redevelopment Corporation (“MSBRC”). The loan was used to finance the redevelopment of the Saltonstall State Office Building. Under the provisions of the legislation relating to the building’s redevelopment, the building was leased to MSBRC for a term of up to 50 years, with extension terms permitted for an aggregate of 30 more years. Through October 31, 2014, MSBRC has paid the Commonwealth approximately $0.8 million in ground rent for fiscal 2015.

MSBRC has renovated the building and subleased half of it back to the Commonwealth for office space and related parking (for a comparable lease term), in respect of which sublease the Commonwealth makes sublease payments to MSBRC. The remainder of the building has been redeveloped as private office space, as well as private housing units and retail establishments. The obligations of the Commonwealth under the office sublease do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. The Commonwealth’s full-year costs include approximately $7.2 million per year of base rent and parking space rent. Parking space rent may be adjusted for fair market value every five years and, as of November 7, 2014, was expected to be adjusted sometime in November 2014. In addition, the Commonwealth’s estimated pro-rata shares of office operating expense reimbursements was escalating at 3% per year and also the Commonwealth’s replacement reserve contribution was calculated at 21¢ per rental square foot per year. As of October 31, 2014, MSBRC had approximately $158.61 million of such lease revenue bonds outstanding.

City of Chelsea Commonwealth Lease Revenue Bonds. In November 1993, the Chelsea Industrial Development Financing Authority issued approximately $95.8 million of lease revenue bonds. The proceeds of the bonds were loaned to the Massachusetts Industrial Finance Agency (now MassDevelopment) and applied to the cost of the Massachusetts Information Technology Center, a tax and data processing facility of the Department of Revenue and certain other departments and agencies of the Commonwealth. The bonds bore interest at a variable rate, and under two interest rate swap agreements that were entered into at the time with Lehman Brothers Special Financing, Inc. (“LBSF”), MassDevelopment received variable rate payments with respect to the bonds and was obligated to make fixed rate payments in exchange therefor. Simultaneously with the issuance of the bonds, the Commonwealth entered into a 30-year lease, which provided for the payment of debt service on the bonds, including swap related payments, and certain other expenses associated with the project. In September 2008, LBSF and its parent, Lehman Brothers Holdings Inc. (“LBHI”), filed for bankruptcy.

In December 2008, the bonds were refinanced by the Commonwealth through the issuance of general obligation debt, and the Commonwealth made a $2.3 million payment to LBSF to terminate the swap agreements. In May 2010, LBHI advised the Executive Office for Administration and Finance that it calculated the termination value to be approximately $13.7 million. In June 2011, LBHI issued a subpoena to the Executive Office for Administration and Finance relating to the termination of the swap agreements. In April 2012, LBHI issued a Derivative Alternative Dispute Resolution (“ADR”) Notice obligating the parties to submit to mandatory court ordered mediation. The Derivative ADR Notice contained a settlement demand from LBHI in the amount of approximately $16.5 million. A formal mediation process commenced on October 11, 2012 and the mediation concluded without resolution. Any obligation of the Commonwealth with respect to this termination does not constitute a general obligation or a pledge of the credit of the Commonwealth or of MassDevelopment and is subject to appropriation by the Legislature.

Long-Term Operating Leases and Capital Leases. In addition to Commonwealth-owned buildings and facilities, the Commonwealth leases additional space from private parties. In certain circumstances, the Commonwealth has acquired certain types of capital assets under long-term capital leases; typically, these arrangements relate to computer and telecommunications equipment and to motor vehicles.

Contingent Liabilities

Massachusetts Bay Transportation Authority (“MBTA”). The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA’s net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service is limited to a portion of the revenues raised by the Commonwealth’s sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000 and for MBTA payment obligations related to leases, reimbursement obligations, interest exchange agreements and other financing obligations entered into prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of October 31, 2014, the MBTA had approximately $296.6 million of such prior bonds outstanding. As of November 7, 2014, such bonds were scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $87 million to $39 million through fiscal 2016 and declining thereafter.

Massachusetts Development Finance Agency. Under legislation approved in 2010 and amended in 2011, the Massachusetts Development Finance Agency (“MassDevelopment”) is authorized to issue bonds for the benefit of nonprofit community hospitals and nonprofit community health centers. Such bonds are to be secured by capital reserve funds funded at the time of bond issuance in an amount equal to the maximum annual debt service on the bonds. The legislation provides that MassDevelopment is to notify the Governor if any such capital reserve fund needs to be replenished, and that the Legislature is to appropriate the amount necessary to restore the fund to its required level. The legislation contains no limit on the amount of such bonds that may be issued. Any project to be financed by such bonds must be approved by the Secretary of Health and Human Services, and any loan to a community hospital or community health center (and the issuance and terms of the related bonds) must be approved by the Secretary of Administration and Finance. If any such institution defaults on a loan, any moneys in the custody of the Commonwealth that are payable to the institution may be withheld by the Commonwealth and used to pay debt service or to replenish the applicable capital reserve fund. If, following a Commonwealth transfer to replenish a capital reserve fund, the applicable institution fails to reimburse the Commonwealth within six months, the Commonwealth may withhold funds payable to the institution, and all contracts issued by the Group Insurance Commission, the Commonwealth Health Insurance Connector Authority and MassHealth to a third party for the purposes of providing health care insurance paid for by the Commonwealth are to provide that the third party is to withhold payments to the institution and transfer the withheld amounts to the Commonwealth.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. The Steamship Authority operates passenger ferries to Martha’s Vineyard and Nantucket. The Steamship Authority issues its own bonds and notes. Commonwealth support of the bonds and notes of the Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to the Authority and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority (current expenses, including debt service, minus current income). As of November 7, 2014, the Steamship Authority was self-supporting, requiring no net cost of service or contract assistance payments. As of October 31, 2014 the Steamship Authority had approximately $47.3 million of bonds outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

University of Massachusetts Building Authority and Massachusetts State College Building Authority. These higher education building authorities, created to assist institutions of public higher education in the Commonwealth, have outstanding bonds some of which are guaranteed as to their principal and interest by the Commonwealth. The guaranty is a general obligation of the Commonwealth for which its full faith and credit is pledged. In addition to such guaranty, certain revenues of these authorities, including dormitory rental income and student union fees, are pledged to their respective debt service requirements. As of October 31, 2014, the Massachusetts State College Building Authority had approximately $15.1 million of Commonwealth-guaranteed debt outstanding. Under its enabling act, the Massachusetts State College Building Authority is not permitted to issue any additional Commonwealth-guaranteed debt. The University of Massachusetts Building Authority may have outstanding up to $200 million in Commonwealth-guaranteed debt and had approximately $125.6 million of Commonwealth- guaranteed debt outstanding as of October 31, 2014.

Massachusetts Housing Finance Agency (“MassHousing”). MassHousing is authorized to issue bonds to finance multi-family housing projects within the Commonwealth and to provide mortgage loan financing with respect to certain single-family residences within the Commonwealth. Such bonds are solely the obligations of MassHousing, payable directly or indirectly from, and secured by a pledge of, revenues derived from MassHousing’s mortgage on or other interest in the financed housing. MassHousing’s enabling legislation also permits the creation of a capital reserve fund in connection with the issuance of such bonds. No single-family housing bonds secured by capital reserve funds are outstanding, and no such bonds have been issued by MassHousing since 1985. As of June 30, 2014, MassHousing had outstanding approximately $89.5 million of multi-family housing bonds secured by capital reserve funds. Any such capital reserve fund must be in an amount at least equal to the maximum annual debt service in any succeeding calendar year on all outstanding bonds secured by such fund. All such capital reserve funds are maintained at their required levels. If amounts are withdrawn from a capital reserve fund to pay debt service on bonds secured by such fund, upon certification by the chairperson of MassHousing to the Governor of any amount necessary to restore the fund to the above-described requirement, the Legislature may, but is not legally bound to, make an appropriation in such amount. As of November 7, 2014, no such appropriation had been necessary.

Authorized and Unissued Debt

General obligation bonds of the Commonwealth are authorized to correspond with capital appropriations. Over the last decade, the Commonwealth has typically had a large amount of authorized and unissued debt. However, the Commonwealth’s actual expenditures for capital projects in a given year relate more to the capital needs which the Commonwealth determines it can afford to finance in such year than to the total amount of authorized and unissued debt. At the end of fiscal year 2014, the Commonwealth had approximately $26,255,769 of authorized and unissued debt.

In 2013, Governor Deval Patrick filed seven multi-year bond bills to support investments identified in the five-year capital investment plans released in fiscal 2014 and in fiscal 2015. These targeted investments are designed to sustain long-term economic growth and stimulate job creation by investing in education, innovation and infrastructure. In 2013 and 2014, the Legislature enacted versions of these bond authorizations to fund the Commonwealth’s capital investment plan. Consistent with the current policies of the Executive Office for Administration and Finance, as of November 7, 2014, capital spending and subsequent debt issuance are expected to continue to be constrained by the debt affordability policy and the statutory debt limit, and will be published annually in the five-year capital investment plan.

COMMONWEALTH EXPENDITURES

Local Aid

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts (“local aid”) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. The Commonwealth’s budget for fiscal 2015 provides $5.35 billion of state-funded local aid to municipalities.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds is earmarked for public education and is distributed through a formula specified in Chapter 70 of the General Laws designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. Beginning in fiscal 2007, the Legislature implemented a new model for the Chapter 70 program which was adjusted to resolve aspects of the formulas that were perceived to be creating inequities in the aid distribution. The fiscal 2015 budget includes state funding for Chapter 70 education aid of $4.40 billion. This level of funding for Chapter 70 brings all school districts to the foundation level called for by 1993 education reform legislation, ensures that all local educational authorities receive an increase of funding of at least $25 per pupil, and is an increase of $100 million over the fiscal 2014 state-supported amount of $4.30 billion.

The fiscal 2010 budget eliminated lottery local aid and additional assistance and created a new local aid funding source called unrestricted general government aid. This account is now the other major component of direct local aid, providing unrestricted funds for municipal use. The fiscal 2015 budget provided for cities and towns to receive $945 million in unrestricted general government aid, with funding allocated to ensure a 3 percent increase in funding over the fiscal year 2014 levels to all municipalities.

Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the State constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended through November 7, 2014, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein or (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. The law contains certain voter override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. Between fiscal 1981 and fiscal 2014, the aggregate property tax levy grew from $3.347 billion to $13.94 billion, a compound annual growth rate of 4.36 percent.

Medicaid and the Health Connecter

MassHealth. The Commonwealth’s Medicaid program, called MassHealth, provides health care to 1.6 million low-income children and families, low-income adults, disabled individuals and low-income elders. The program, administered by the Office of Medicaid within the Executive Office of Health and Human Services, generally receives 50% in federal reimbursement on most expenditures. Starting from fiscal 1999, payments for some children’s benefits became 65% federally reimbursable under the Children’s Health Insurance Program (“CHIP”). Under the federal Affordable Care Act (“ACA”), beginning January 1, 2014, MassHealth receives 75% federal reimbursement for spending on newly eligible members and some existing members. As of November 7, 2014, the reimbursement rate was expected to increase to 80% on January 1, 2015.

Under the ACA, all Massachusetts residents below 133% of the federal poverty level (“FPL”) are eligible for MassHealth if they are citizens or qualified aliens, and most of the expansion population is enrolled in a new program called MassHealth CarePlus. On January 1, 2014, nearly 300,000 members successfully transitioned from their former programs into their new MassHealth programs. There are challenges with the Commonwealth’s new online enrollment and eligibility system; therefore, the pace of new enrollments into MassHealth has been slower than expected. Many individuals who applied for subsidized health insurance coverage, and were not enrolled in another state health care program, received temporary Medicaid coverage on a fee-for-service basis through MassHealth until a final determination of eligibility was made. The Commonwealth secured federal reimbursement for expenses of covering those up to 400 percent of the federal poverty level from the Centers for Medicare and Medicaid Services (“CMS”) through the end of the 2014 fiscal year and worked with CMS to extend the federal reimbursement period through February 2015. There can be as much as a two to three-month lag in receiving and processing claims. Based on available claims data, MassHealth has spent $389.2 million as of October 25, 2014 on services for the approximately 317,000 members enrolled in temporary Medicaid coverage. The Commonwealth is expected to continue to monitor spending on the temporary Medicaid coverage population. The extent of the fiscal impact at MassHealth will depend on the size of the temporary Medicaid coverage population, how long they remain in temporary Medicaid coverage, and utilization of health care services.

The fiscal 2015 budget includes programmatic appropriations of $13.500 billion for the MassHealth program, which is 13%, or $1.588 billion higher than projected fiscal 2014 spending. The budget funds implementation of the ACA, with fiscal 2015 being the first full fiscal year in which the ACA program shifts are in effect. While this represents a significant portion of the growth in MassHealth’s programmatic appropriations, nearly 80% of the spending on the ACA Expansion population is offset by federal reimbursements due to the enhanced federal medical assistance percentage (“FMAP”) rates.

The fiscal 2015 budget includes several investments beyond those required as part of ACA implementation. The budget proposal fully annualizes the cost of the March 2014 restoration of coverage for adult fillings and also includes $2 million to restore coverage for adult dentures in May 2015. In addition to annualizing the cost of provider rate increases in the fiscal 2014 budget, the fiscal 2015 budget includes funding for a base rate increase of 2% for acute hospitals and a 2% capitation rate increase for MassHealth Managed Care Organizations (“MCOs”). The budget includes $47.5 million to increase nursing facility rates by changing the base year on which the rates are calculated from 2005 to 2007, effective October 2014. There is also $12.3 million to increase rates for behavioral health services to Disproportionate Share Hospitals (“DSH”), and funding for 10% inpatient and 5% outpatient add-on rates for DSH hospitals that was included in the fiscal 2014 budget is maintained. The budget also supports continued implementation of MassHealth initiatives, including Primary Care Payment Reform (“PCPR”), Money Follows the Person (“MFP”) to transition individuals from long-term care facilities to lower-cost community placements, and One Care, a collaborative initiative with CMS that integrates funding and delivery of care for disabled individuals who are eligible for both MassHealth and Medicare.

The fiscal 2015 budget continues and expands MassHealth’s cash management strategies that were implemented in prior fiscal years. Additional savings initiatives in the fiscal 2015 budget include $13 million in savings attributed to MassHealth’s predictive modeling system and programmatic improvements such as expanding service utilization review and refining payment processes for clinical laboratories. Since the signing of the fiscal 2015 budget, several new developments have affected the outlook for the MassHealth budget, including higher-than-anticipated MCO capitation rate increases at 3.7% (required in part to meet actuarial standards, on top of a newly acquired payment to MCO’s for their Affordable Care Act section 9010(a), Public Law 111-148 liabilities) and significant costs related to new specialty drugs. MassHealth and the Executive Office for Administration and Finance are closely monitoring MassHealth expenditures and enrollment to ensure that sufficient funding is available.

The Executive Office of Health and Human Services is coordinating a statewide effort to implement the federal health reform law and to actively pursue federal health reform grants and demonstration project opportunities to transform how health care is delivered, to expand access to health care and to support healthcare workforce training. Projects include transforming the Commonwealth Health Insurance Connector Authority (“Health Connector”) into an ACA-compliant, State-based Health Insurance Marketplace, developing and implementing a State-based risk adjustment program to achieve premium stabilization for the Massachusetts small and non-group market, executing a comprehensive outreach and education plan to inform stakeholders of the changes brought on by the ACA, planning for coverage for populations eligible for subsidized coverage through the Health Insurance Marketplace, working to improve the quality of care in Medicaid, developing an integrated care Dual Demonstration to improve health outcomes for individuals with both Medicare and Medicaid, enhancing the availability of community-based long-term care services and supports that help elders and persons with disabilities of all ages remain in their own homes and continuing work to design and implement a single integrated eligibility system for all individuals to determine their eligibility for state and federal subsidies under the ACA when applying for health insurance coverage. The Commonwealth was designated a Balancing Incentive Program (“BIP”) state in April 2014, and the Executive Office of Health and Human Services is developing a work plan to determine how to invest enhanced federal revenue on long-term services and supports (“LTSS”) expenditures to improve the Commonwealth’s LTSS system. Also, the Commonwealth was awarded $44 million in federal funding to support the multi-payer transition away from fee-for-service payments towards alternative payment methodologies to promote better healthcare and better value for Massachusetts residents.

In order to implement the ACA, the Commonwealth identified sections of State law that needed to be amended. These amendments included designation of the Health Connector as the State’s certified Health Insurance Marketplace; designation of the Health Connector to administer the State’s risk adjustment program; authorization for the Health Connector to offer child-only plans, catastrophic plans and stand-alone dental and vision plans; authorization for the Health Connector to wrap federal premium and cost-sharing subsidies to keep coverage affordable for low-income individuals; a transition plan for the State’s open enrollment program for the non-group market; realignment of State subsidized health insurance programs; and revisions to the State’s small and non-group health insurance market laws. Supplementing prior ACA implementation legislation enacted in 2012 and 2013, the Governor approved legislation on July 5, 2013 that aligned the Commonwealth’s small and non-group insurance laws with the ACA rules, refined MassHealth and Health Connector eligibility statutes in light of the federal law and allowed for data sharing to facilitate implementation of the new integrated eligibility system. In addition, the Commonwealth amended more than 30 chapters of MassHealth and Health Safety Net regulations to conform to changes in federal and State law under the ACA. The regulations became effective January 1, 2014.

Commonwealth Health Insurance Connector Authority. State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority to, among other things, administer the Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the federal poverty level and who do not have access to minimally subsidized employer- sponsored insurance or other public coverage. Commonwealth Care began enrolling individuals on October 1, 2006. In addition, the Health Connector administered the Commonwealth Choice program, a non-subsidized program providing health insurance coverage options to individuals ineligible for subsidies and to Massachusetts-based small employers. Most of the funding to support the Commonwealth Care program is paid out of the Commonwealth Care Trust Fund (“CCTF”), which is supported by dedicated revenue sources.

Beginning on January 1, 2014, the Health Connector administered the Commonwealth’s Health Insurance Marketplace (“Marketplace”) under the Affordable Care Act. As the Commonwealth’s Marketplace, the Health Connector offers qualified health plans (“QHPs”) to individuals and small businesses. Individuals with incomes under 400% of the federal poverty level (“FPL”) are eligible for federal tax credits, and certain small businesses shopping through the Marketplace are expected to have access to small business health care tax credits through 2016. Individuals with incomes between 133% and 300% FPL, as well as certain Aliens with Special Status (“AWSS”) with incomes between 0% and 300% FPL are expected to have access to additional State and federal subsidies through a new program called ConnectorCare. The State provides additional State subsidies (“ConnectorCare”) to ensure that the premiums and point-of-service cost sharing for certain low-income members, after factoring in federal tax credits and cost sharing reductions, are equivalent to what was available through the Commonwealth Care program.

As of November 7, 2014, the integrated online eligibility and enrollment system that was being built to support the Health Connector and MassHealth was expected to be ready for the federal 2014 open enrollment period. As of November 7, 2014, the Commonwealth was still unable to determine which program an applicant was eligible for, in the case of most applications received, but expected to be ready to do so in line with the beginning of open enrollment on November 15, 2014. Given these challenges, the Health Connector had been largely unable to enroll applicants into the new ConnectorCare program and, for that reason, the transition from the Commonwealth Care and MSP programs to ConnectorCare had not yet occurred as of November 7, 2014. For these reasons, the federal Centers for Medicare and Medicaid Services (“CMS”) authorized the Commonwealth to extend coverage for these members through January 31, 2015. Since the Health Connector had not been able to enroll more than a small number of individuals into ConnectorCare, the cost to the Commonwealth during this period was almost exclusively related to the coverage extensions and not attributable to the ConnectorCare program. This dynamic resulted in an approximate net $10 million per-month additional cost, principally due to foregoing more favorable federal reimbursement associated with ConnectorCare. As of November 7, 2014, the Health Connector continued to work to transition these populations to ConnectorCare QHPs.

As of November 7, 2014, State officials were continuing their efforts to build a functional online eligibility and enrollment system. A “dual-track” strategy was implemented in the spring of 2014 to ensure a successful open enrollment period via either a commercial off-the-shelf state-based solution (“hCentive”) or the federally facilitated Marketplace (“FFM”). However, as of August 7, 2014, with CMS approval, the Commonwealth decided to pursue the hCentive solution and dropped the FFM track. The original project cost was projected at $175 million (most of which was supported by federal resources) and, as of October 31, 2014, the State had spent $118 million. In October 2014, the Commonwealth received approval from CMS for enhanced federal matching funds to support approximately $80 million in additional project costs.

The fiscal 2015 budget does not include an appropriation of funding for the Health Connector. The Health Connector’s resources are expected to be derived exclusively from increased dedicated revenues in the CCTF (a portion of cigarette taxes and employer contributions), federal grants and self-generated revenues. Health Connector spending under the fiscal 2015 budget is projected to be $268.3 million, a reduction of $397 million from fiscal 2014. Maintaining Commonwealth Care through January 31, 2015 resulted in an additional net State cost of approximately $10 million per month. The Executive Office for Administration and Finance is expected to continue to review and re-forecast Health Connector net program costs based on its progress in transitioning eligible members to ConnectorCare and monitor the Health Connector’s dedicated revenues. These factors are expected to determine the aggregate net costs of Health Connector-related coverage for the entirety of fiscal 2015 and the Health Connector’s resources to meet such costs.

Federal 1115 MassHealth Demonstration Waiver. The Commonwealth’s 1115 waiver was renewed on October 30, 2014 and is expected to extend through June 30, 2019. For the first time, CMS has approved a five-year extension of the waiver, giving the State a stable and predictable platform from which to increase health care coverage and continue to build upon delivery system transformations and care coordination models. The $41.4 billion agreement, which represents an approximate $15 billion increase over the previous waiver, preserves existing Medicaid eligibility and benefit levels and continues support for state and federal health care subsidies for low-and-middle income individuals to keep insurance affordable for them. This waiver includes more than $20 billion in revenue to the Commonwealth through federal financial participation.

As of November 7, 2014, CMS continues to provide federal matching funds for the temporary Medicaid coverage being provided to applicants for subsidized health insurance whose applications could not be processed in a timely manner. Additionally, CMS approved federal matching dollars for Health Connector subsidies throughout the five-year waiver term.

The waiver includes spending authority to support alternative payment models and integrated care through various programs such as the multi-payer Patient Centered Medical Home Initiative, a bundled payment pilot program for children with asthma, and Delivery System Transformation Initiative (“DSTI”) incentive payments to eligible safety net hospitals. The total amount of DSTI payments to these safety net providers over the three-year period is up to $690.6 million, of which up to approximately $85.4 million is expected to be covered by State resources annually. Legislation approved in 2012 supported the establishment and full funding for the DSTI trust fund, for fiscal 2012 and 2013, and MassHealth began implementation of the program at the end of fiscal 2012. These funds support safety net hospitals’ investments to fundamentally change the delivery of care, with the ultimate goal of transitioning away from fee-for-service payments toward alternative payment methodologies that reward high-quality, efficient and integrated care systems. As of November 7, 2014, the agreement between the Commonwealth and CMS was that the payments under the DSTI program beginning in fiscal 2015 would be expected to increase by 10%. The fiscal 2015 budget supports $210.3 million in DSTI payments to safety net hospitals, of which $25.2 million is funded by Cambridge Health Alliance through an Inter-Governmental Transfer (“IGT”). This figure represents the second half of the DSTI hospital payments for the fiscal year 2014 and the first half of the two fiscal 2015 DSTI hospital payments.

The waiver approved on October 30, 2014 provides that successful programs that have been established under the waiver continue, including a bundled payment pilot program for children with high-risk asthma, an Express Lane Eligibility renewal process for parents and caretakers of children receiving Supplemental Nutritional Assistance Program (“SNAP”) benefits; authority to provide intensive early intervention services to children up to age three who have autism-spectrum disorders; and various payments to providers such as the Delivery System Transformation Initiatives; Infrastructure and Capacity Building grants; the Health Safety Net; and supplemental payments to critical safety net providers such as Boston Medical Center and Cambridge Health Alliance (“CHA”), including a new Public Hospital Transformation and Incentive Initiative payment totaling $220 million annually for CHA. In addition, the waiver supports the State’s efforts to implement alternative payment methodologies that reward providers for delivering coordinated, high-quality, cost-effective care, e.g., global payment programs like the Primary Care Payment Reform Initiative and a Medicaid Accountable Care Organization (“ACO”) model.

Lastly, the waiver supports $771 million, over three years, for designated State health programs (“DSHP”) that provide comprehensive community-based health services for Medicaid-eligible individuals. Implemented through various agencies including the Department of Public Health and Department of Mental Health, programs include homeless supports, chronic disease interventions, substance abuse prevention and rehabilitation, and expanded access to children’s behavioral health services.

Health Safety Net/Health Safety Net Trust Fund. The Health Safety Net (“HSN”) makes payments to hospitals and community health centers for providing certain health care services to their low-income patients who are not eligible for health insurance or cannot afford it. The HSN is administered by the Office of Medicaid within the Executive Office of Health and Human Services, and is funded primarily through assessments on hospitals and health insurance providers.

HSN demand in fiscal 2014 was expected to exceed available resources by $97 million. This shortfall would have been larger if not for the impact of expanded health coverage under the Affordable Care Act (“ACA”). By expanding coverage opportunities for HSN members, the demand for HSN services were expected to be $51 million lower than it would have been without the ACA. The impact of the ACA is expected to grow in fiscal 2015 to a projected $130 million in demand reduction, and the HSN shortfall is thus expected to decrease to $44 million.

Medical Security Program. The Massachusetts Department of Unemployment Assistance provided health insurance assistance through the Medical Security Program (“MSP”) for low-income residents of the Commonwealth who are receiving unemployment insurance benefits. Beginning January 1, 2014, MSP members became eligible for other health insurance programs such as those offered by MassHealth and the Health Connector, as the program was repealed effective December 31, 2013. Accordingly, the fiscal 2014 budget eliminated the MSP, effective January 1, 2014. Former MSP members who did not transition to MassHealth coverage as of December 31, 2013 have continued access to coverage through January 31, 2015 through the Health Connector as the new eligibility and enrollment system is developed and able to support transitioning this population into new coverage.

The fiscal 2014 budget also eliminated the Fair Share Contribution Program, which was the State’s quarterly assessment for employers that do not offer a “fair and reasonable” contribution to health insurance for their employees. The Fair Share Contribution policy around “fair and reasonable” was set forth in regulations and was a source of revenue for the CCTF. In addition, in order to ensure employers are contributing their share to health care for residents, the budget created a rebranded “employer medical assistance contribution” for employers, starting in 2014, which helps finance the cost of subsidized health insurance for low-income residents at the Health Connector. This funding takes the place of the assessment on businesses that funded the MSP program known as the Unemployment Health Insurance (“UHI”) Assessment. The employer medical assistance contribution was lower than the UHI assessment, and it is designed to be more streamlined for both small and large businesses than the prior Fair Share Contribution. The fiscal 2015 budget assumes that the contribution to the Health Connector will be $139 million in fiscal 2015.

Health Care Cost Containment. On August 6, 2012, the Governor signed legislation designed to improve the quality of health care and to reduce costs through increased transparency, efficiency and innovation. Chapter 224 of the Acts of 2012 seeks to move providers and payers away from fee-for-service payments toward alternative payment methodologies that are designed to support coordination of patient care, reduce costs and improve quality. The law extended the presumptive disapproval criteria of the State Division of Insurance for premium rates in the small and non-group market. It also transferred the responsibilities of the Division of Health Care Finance and Policy to MassHealth, the Health Connector, and the newly-created Center for Health Information and Analysis (“CHIA”). CHIA was created as an independent state agency, funded through an industry assessment, to monitor the Massachusetts health care system through data collection and research and to release reliable information and meaningful analysis to a wide variety of audiences.

Chapter 224 also established the Health Policy Commission (“HPC”), an independent agency within, but not subject to the control of, the Executive Office for Administration and Finance. The HPC is integral to the implementation of the cost containment law. The HPC monitors health care spending trends and the Commonwealth’s performance against an annual health care cost growth benchmark, promotes transparency around how provider organizations are organized to deliver care, monitors changes in the health care marketplace, and establishes standards for patient-centered medical homes and accountable care organizations, among other responsibilities. In addition, the HPC administers the Office of Patient Protection.

The HPC is governed by an 11-person board appointed by the Governor, the Attorney General and the State Auditor. The HPC is funded through a portion of a one-time assessment on health care payers and providers as well as a portion of any casino licenses issued in Massachusetts. The one-time assessment on health care payers and providers totals $209 million that is expected to be used over four years to support HPC operations, a community hospital grant program, a public health fund, and a health information technology fund. The amount dedicated to HPC operations is equal to 5% of the total assessment (approximately $10.5 million over the four-year period, or approximately $2.6 million each year). All payments due were collected in 2013. The second year installments were due June 30, 2014.

The health care cost growth benchmark, the law’s cost growth target for the Commonwealth based on Potential Gross State Product (“PGSP”), was established in the law at 3.6% for calendar year 2013. The growth rate of PGSP is the long-run average growth rate of the Commonwealth’s economy, ignoring fluctuations due to business cycles. From 2012 to 2013, the Commonwealth’s overall per capita health care cost growth was 2.3%—below the 3.6% benchmark established by Chapter 224. As part of the consensus revenue process for fiscal 2014 and 2015, the Secretary of Administration and Finance and the chairs of the House and Senate Ways and Means Committees were required to establish PGSP for calendar year 2015. After consultation with economists, they determined a PGSP number of 3.6% for calendar year 2015, which is identical to the PGSP figure that was adopted for calendar year 2014. The cost growth target equals PGSP for the period from 2013 through 2017, PGSP minus 0.5% for the period from 2018 through 2022 and PGSP from 2023 onwards. However, the HPC and the Legislature have some ability to change those growth targets after 2018. Insurers and providers with cost growth exceeding the growth target may be required by the HPC to file performance improvement plans describing specific strategies, adjustments, and action steps they propose to implement to improve cost performance. If cost growth targets are met, it is estimated that the new law could result in statewide savings of up to $200 billion over the next 15 years.

Other Health and Human Services

Office of Health Services. The Office of Health Services encompasses programs and services from the Department of Public Health and the Department of Mental Health. Their goal is to promote healthy people, families, communities and environments through coordinated care. The departments work in unison to determine that individuals and families can live and work in their communities self-sufficiently and safely. The following are a few examples of programs and services provided by this office: substance abuse programs, immunization services, early intervention programs, environmental health services, youth violence programs, supportive housing and residential services for the mentally ill of all ages, and emergency and acute hospital services.

Office of Children, Youth and Family Services. The Office of Children, Youth and Family Services works to provide services to children and their families through a variety of programs and services. The programs and services are offered through the Department of Social Services, the Department of Youth Services, the Department of Transitional Assistance and the Office of Refugees and Immigrants. The collaborative goal of this office is to work to ensure that individuals, children and families are provided with public assistance needed as well as access to programs that will allow for them to be safe and self-sufficient.

Through the Department of Transitional Assistance (“DTA”), the Commonwealth funds three major programs of public assistance for eligible State residents: Transitional Aid to Families with Dependent Children (“TAFDC”); Emergency Aid to the Elderly, Disabled and Children (“EAEDC”); and the State Supplemental Program (“SSP”) for individuals enrolled in the federal Supplemental Security Income (“SSI”) program. In addition, the DTA is responsible for administering the entirely federally funded Supplemental Nutrition Assistance Program (“SNAP”, formerly the Food Stamp Program), as well as other smaller programs that assist DTA clients with completing their education, gaining career skills and finding employment.

The SNAP program provides nutritional support to low-income households in the Commonwealth. DTA issues more than $103 million in SNAP benefits each month. The U.S. Department of Agriculture (“USDA”) estimates that each dollar in SNAP assistance generates nearly $2 in economic activity—for the Commonwealth, this would translate to nearly $2.3 billion per year in local production, sales and jobs.

The federal welfare reform legislation that was enacted on August 22, 1996 eliminated the federal entitlement program of Aid to Families with Dependent Children and replaced it with the Temporary Assistance For Needy Families (“TANF”) block grant. Since the inception of block grant funding, the Commonwealth has received $459.4 million annually that is exempt from federal sequestration. In order to be eligible for the full block grant funding, the Commonwealth must meet maintenance-of-effort and work participation requirements.

The federal work participation rate (i.e., the percentage of work-eligible individuals receiving assistance who are participating in work or training-related activities allowed under the program) is 50% for all families and 90% for two-parent families. States can lower their work participation rate requirement by applying credits earned through annual caseload reductions. The Commonwealth is able to claim spending for allowable TANF purposes above and beyond the required State spending, and reduce its work participation target under the block grant. In addition, to assist in meeting work participation requirements, in fiscal 2008, the Commonwealth established the State-funded Supplemental Nutrition Assistance (“SNA”) program. Working families receiving only SNAP are enrolled in SNA if they meet the TANF work requirements and are categorically eligible for TANF.

Office of Disabilities and Community Services. The Office of Disabilities and Community Services assists in the welfare of many disadvantaged residents of the Commonwealth through a variety of agencies. Programs and services are provided by the Massachusetts Rehabilitation Commission, the Massachusetts Commission for the Deaf and Hard of Hearing, the Massachusetts Commission for the Blind, the Department of Developmental Services (previously the Department of Mental Retardation) and the Soldiers’ Homes in Chelsea and Holyoke. These agencies provide assistance to this population and create public awareness to the citizens of the Commonwealth. Other facets of the Office of Disabilities and Community Services include both oversight and inter-agency collaboration which attend to the needs of the community, disabled and multi-disabled population. This holistic approach is designed to ensure that those of all ages with disabilities are able to lead functionally equivalent lives despite limitations that they may face.

Department of Elder Affairs. The Department of Elder Affairs (“Elder Affairs”) provides a variety of services and programs to eligible seniors and their families. Elder Affairs administers supportive and congregate housing programs, regulates assisted living residences, provides home care and caregiver support services, and nutrition programs. Eligibility for services is based largely on age, income, and disability status. The Department of Elder Affairs also administers the Prescription Advantage Program.

Department of Veterans’ Services. The Department of Veterans’ Services provides a variety of services, programs and benefits to eligible veterans and their families. The Department of Veterans’ Services provides outreach services to help eligible veterans enroll in a variety of programs, administers supportive housing and homeless services, and provides over 65,000 veterans, veterans’ spouses and parents with annuity and benefit payments.

Education

Executive Office of Education. In fiscal 2008, enacted reorganization legislation created an Executive Office of Education encompassing the Department of Early Education and Care, the Department of Elementary and Secondary Education (previously the Department of Education), the Department of Higher Education (previously the Board of Higher Education) and the University of Massachusetts system. The office is, committed to advancing actions and initiatives that will improve achievement for all students, close persistent achievement gaps, and to create a 21st century public education system that prepares students for higher education, work and life in a world economy and global society.

Department of Elementary and Secondary Education. The Department of Elementary and Secondary Education serves the student population from kindergarten through twelfth grade by providing support for students, educators, schools and districts and by providing State leadership. The Department of Elementary and

Secondary Education is governed by the Executive Office of Education and by the Board of Education, which will now include 13 members. There are 328 school districts in the Commonwealth, serving over 950,000 students.

Department of Higher Education. The Commonwealth’s system of higher education includes the five-campus University of Massachusetts, nine state universities and 15 community colleges. The higher education system is coordinated by the Department of Higher Education, which has a governing board, the Board of Higher Education. Each institution of higher education is governed by a separate board of trustees; the University of Massachusetts has one board that governs its five campuses. The Board of Higher Education nominates, and the Secretary of Education appoints, a Commissioner of Higher Education, who is responsible for carrying out the policies established by the board at the Department of Higher Education.

The operating revenues of each institution consist primarily of State appropriations and of student fees that are set by the board of trustees of each institution. Tuition levels are set by the Board of Higher Education. State- supported tuition revenue is required to be remitted to the State Treasurer by each institution; however, the Massachusetts College of Art and Design and the Massachusetts Maritime Academy have the authority to retain tuition indefinitely and all higher education institutions are able to retain tuition received from out-of-state students. The board of trustees of each institution submits annually audited financial statements to the Comptroller and the Board of Higher Education. The Department of Higher Education prepares annual operating budget requests on behalf of all institutions, which are submitted to the Executive Office of Education and subsequently to the Executive Office for Administration and Finance and to the House and Senate Committees on Ways and Means. The Legislature appropriates funds for the higher education system in the Commonwealth’s annual operating budget in various line items for each institution.

Department of Early Education and Care. The Department of Early Education and Care provides support to children and families seeking a foundational education. Additionally, the Department strives to educate current and prospective early education and care providers in a variety of instructive aspects. Included within the Department’s programs and services are supportive child care, TANF-related child care, low-income child care, Head Start grants, universal pre-kindergarten, quality enhancement programs, professional development programs, mental health programs, healthy families programs and family support and engagement programs. Two of these programs, the supportive and TANF-related child care, help children receiving or referred services by the Department of Social Services or the Department of Transitional Assistance.

Public Safety

Twelve state agencies fall under the umbrella of the Executive Office of Public Safety and Security. The largest is the Department of Correction, which operates 18 correctional facilities and centers across the Commonwealth. Other public safety agencies include the State Police, Parole Board, the Department of Fire Services, the Military Division, the Office of the Chief Medical Examiner and six other public safety related agencies.

In addition to expenditures for these twelve State public safety agencies, the Commonwealth provides funding for the departments of the 14 independently elected Sheriffs that operate 23 jails and correctional facilities. In fiscal 2010, all 14 Massachusetts state and county sheriffs were aligned under the State budgeting and finance laws. Prior to the transfer, the Commonwealth had seven sheriffs operating as State agencies under the State accounting and budgeting system and seven sheriffs operating as county entities. The sheriff departments have successfully transitioned onto the State budgeting and accounting system, and all sheriff employees have been placed on the State payroll. As of November 7, 2014, appropriations had been established to support sheriff department operations for the balance of this fiscal year. Thus, as of November 7, 2014, all 14 sheriff departments were functioning as independent State agencies within the Executive Branch.

Energy and Environmental Affairs

In fiscal 2008, the Executive Office of Environmental Affairs was reorganized into the Executive Office of Energy and Environmental Affairs. This reorganization included the transfer of the Department of Energy Resources and Department of Public Utilities from the Executive Office of Economic Development to the new secretariat. The Executive Office of Energy and Environmental Affairs is responsible for policy development, environmental law enforcement services and oversight of agencies and programs. Six state agencies and numerous boards fall under the umbrella of the Executive Office of Energy and Environmental Affairs. The largest is the Department of Conservation and Recreation, which operates over 600,000 acres of public parkland, recreational facilities, watersheds and forests across the Commonwealth. Other environmental agencies include the Department of Agricultural Resources, responsible for the State’s agricultural and food safety programs; the Department of Environmental Protection, responsible for clean air, water, recycling and environmental remediation programs; and the Department of Fish and Game, responsible for the management and protection of endangered species, fisheries and habitat. Additional agencies include the Department of Public Utilities, responsible for oversight of electric, gas, water and transportation utilities and the Department of Energy Resources, responsible for energy planning, management and oversight.

Debt Service

Debt service expenditures relate to general obligation bonds and notes, special obligation bonds and federal grant anticipation notes issued by the Commonwealth.

Other Program Expenditures

The remaining expenditures on other programs and services for State government include the judiciary district attorneys, the Attorney General, the Executive Office for Administration and Finance, the Executive Office for Housing and Economic Development, the Executive Office of Labor and Workforce Development and various other programs.

Employee Benefits

Group Insurance. The Group Insurance Commission (“GIC”) provides health insurance benefits to more than 420,000 people, including state and participating municipalities’ employees, retirees, their spouses and dependents, and certain retired municipal teachers, their spouses and dependents. State employee contributions are based on date of hire; employees hired on or before June 30, 2003 contribute 20% of total premium costs, and employees hired after June 30, 2003 pay 25% of premium costs. Similarly, State retirees contribute either 10%, 15% or 20%, depending on their retirement date. The GIC also provides health insurance benefits for the employees and retirees of participating municipalities; the municipalities reimburse the State for their enrollees’ premium costs. The contribution ratio(s) for municipal enrollees is set through a collective bargaining process. Four municipalities and one district joined the GIC in fiscal 2014, adding approximately 5,000 enrollees. In fiscal 2015, one municipality terminated its membership with the GIC, while 5,600 members of the MBTA’s largest union joined. Also joining for fiscal 2015 will be three additional municipalities for a total new enrollment of approximately 10,000 employees and retirees. As of July 1, 2014, the GIC provides health insurance to employees and retirees of fifty-two municipalities: twelve cities, twenty-eight towns, seven regional school districts, four planning councils and one regional dispatch district.

The fiscal 2015 budget is consistent with Government Accounting Standards Board (“GASB”) Statement No. 45 and the State’s intent to account separately for spending for current retirees with deposits towards the Commonwealth’s non-pension retiree liability. The fiscal 2015 budget for the GIC is $1.391 billion. The fiscal 2015 budget authorizes transfers of up to $420 million to the State Retiree Benefits Trust Fund for the purpose of making expenditures for current retirees and their dependents.

The GIC has begun implementation of the 2012 health care cost containment legislation, which is expected to accelerate changes to the way doctors, hospitals and other health care providers are paid for their services. Through this process the GIC aims to limit growth in premiums, avoid higher co-pays and deductibles and improve patient health. The GIC estimates it will save taxpayers hundreds of millions of dollars over five years with improved quality of care. In keeping with this commitment to cost containment, as of November 7, 2014, the GIC approved the lowest premium rate increase in over 10 years. The average fiscal 2015 premium rates for GIC state and municipal members are expected to grow by 1%, considerably lower than the national employer trend of an estimated 5.2% rate increase for 2015.

Pension. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the State employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the State (including members of the Massachusetts teachers’ retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Almost all non-federal public employees in the Commonwealth participate in defined-benefit pension plans administered pursuant to State law by 105 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the State employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the State (including members of the Massachusetts teachers’ retirement system and teachers in the Boston public schools, who are members of the State Boston retirement system but whose pensions are also the responsibility of the Commonwealth). The members of the retirement system do not participate in the Social Security System. Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 103 separate retirement systems and the Commonwealth is not responsible for making contributions towards the funding of these retirement systems. Pension benefits for State employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the State employees’ and Massachusetts teachers’ retirement systems is managed by the Pension Reserves Investment Management (“PRIM”) Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. Retirement board members are required to complete 18 hours of training and to file annual statements of financial interest with the Public Employee Retirement Administration Commission. Many such retirement boards invest their assets with the PRIM Board, and legislation approved in 2007 allows the PRIM Board to take over the assets of local retirement systems that are less than 65% funded and have failed to come within 2% of the PRIM Board’s performance over a ten-year period. With a very small number of exceptions, the members of these state and local retirement systems do not participate in the federal Social Security System.

The Massachusetts State Employees’ Retirement System (“MSERS”) and the Massachusetts Teachers’ Retirement System (“MTRS”) are the two largest plans of the public contributory retirement systems operated in the Commonwealth. As of January 1, 2014, MSERS had 88,156 current members, 56,327 retirees and beneficiaries and 4,216 terminated employees entitled to benefits but not yet receiving them. As of January 1, 2014, MTRS had 88,788 current members and 61,034 retirees and beneficiaries.

The MSERS is a multiple-employer defined-benefit public employee retirement system. The MTRS is a defined-benefit public employee retirement system managed by the Commonwealth on behalf of municipal teachers and municipal teacher retirees. The Commonwealth is a non-employer contributor and is responsible for all contributions and future benefits of the MTRS. Members become vested after ten years of creditable service. For members who joined the system prior to April 2, 2012 superannuation retirement allowance may be received upon the completion of 20 years of service or upon reaching the age of 55 with ten years of service. Normal retirement for those employees who were system members before April 2, 2012 occurs at age 65; for certain hazardous duty and public safety positions, normal retirement is at age 55. Most members who joined the system after April 1, 2012 cannot retire prior to age 60.

The retirement systems’ funding policies have been established by Chapter 32 of the Massachusetts General Laws. The Legislature has the authority to amend these policies. The annuity portion of the MSERS and the MTRS retirement allowance is funded by employees, who contribute a percentage of their regular compensation. Costs of administering the plan are funded out of plan assets. The policies provide for uniform benefit and contribution requirements for all contributory public employee retirement systems. These requirements generally provide for superannuation retirement allowance benefits up to a maximum of 80% of a member’s highest three- year average annual rate of regular compensation. For employees hired after April 1, 2012, retirement allowances are calculated on the basis of the last five years or any five consecutive years, whichever is greater in terms of compensation. Benefit payments are based upon a member’s age, length of creditable service and group creditable service, and group classification.

Boston teachers are not included in the membership data noted above for the MTRS. Legislation approved in May 2010 changed the methodology for the Commonwealth’s funding of pension benefits paid to Boston teachers. Prior to this change, the Commonwealth reimbursed the City of Boston for pension benefits paid to Boston teachers as certified by the State Boston Retirement System (“SBRS”). Those costs were funded one fiscal year in arrears. The cost of pension benefits of the other participants of the SBRS is the responsibility of the City of Boston. The SBRS is a cost-sharing multiple-employer pension system that is not administered by the Commonwealth and is not part of the reporting entity of the Commonwealth for accounting purposes. The 2010 legislation clarified that the Commonwealth is responsible for all employer contributions and future benefit requirements for Boston teachers that are members of the SBRS. The Commonwealth’s actuarially required contribution to the SBRS was $99.5 million for fiscal 2014.

Subject to legislative approval, annual increases in cost-of-living allowances are provided in an amount equal to the lesser of 3% or the previous year’s percentage increase in the United States consumer price index on the first $13,000 of benefits for members of the MSERS and MTRS. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved for its retirees. Local retirement systems that have established pension funding schedules may opt in to the requirement as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States consumer price index is less than 3%.

Employee Contributions. The MSERS and MTRS are partially funded by employee contributions of regular compensation—5% for those hired before 1975, 7% for those hired from 1975 through 1983, 8% for those hired from 1984 through June 30, 1996 and 9% for those hired on or after July 1, 1996, plus an additional 2% of compensation above $30,000 per year for all those members hired starting on January 1, 1979 (except those MTRS employees contributing 11%). Employee contributions, for MTRS, are 11% for those hired on or after July 1, 2001. Employee contributions are 12% of compensation for members of the State police hired in or after 1996. Legislation enacted in fiscal 2000 established an alternative superannuation retirement benefit program for teachers hired on or after July 1, 2001 (and others who opt in) with an 11% contribution requirement for a minimum of five years. The contribution rate for most MTRS employees hired after April 1, 2012 will be reduced to 6% after 30 years of creditable service.

Funding Schedule. The retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1988, the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. As of November 7, 2014, under current law, such unfunded liability was required to be amortized to zero by June 30, 2040. The law also requires that the Secretary of Administration and Finance file a proposed funding schedule with the legislature every three years identifying the appropriations or transfers required to amortize the unfunded liability to zero, to meet the normal cost of all future benefits for which the Commonwealth is obligated and to meet any other component of the Commonwealth’s pension liability. Previously designated amounts can be adjusted based on a new funding schedule so long as the adjustments represent an increase in the scheduled amounts for those years. The law requires the funding schedule submitted by the Secretary to be based on actuarial valuation reports and requires the Secretary to provide the actuarial, economic and demographic assumptions upon which the reports are based. The funding schedule is filed with the House Committee on Ways and Means and is deemed approved if no action is taken by the committee within 45 days.

As of November 7, 2014, the most recently approved funding schedule for payments into the Commonwealth’s Pension Liability Fund was filed by the Secretary of Administration and Finance on January 14, 2014. The assumptions underlying the new funding schedule include valuation of assets and liabilities as of January 1, 2013, an annual rate of return on assets of 8.0%, and appropriation increases of 10% per year until fiscal 2017 with 7% increases thereafter until the final amortization payment in fiscal 2036 (four years before the statutory requirement).

Actuarial Valuations. On September 23, 2014, the Public Employee Retirement Administration Commission (“PERAC”) released its actuarial valuation of the Commonwealth’s total pension obligation as of January 1, 2014. This valuation was based on the plan provisions in effect at the time and on member data and asset information as of December 31, 2013.

The unfunded actuarial accrued liability as of that date for the total obligation was approximately $29.043 billion, including approximately $9.098 billion MSERS, $17.801 billion for MTRS, $1.942 billion for Boston Teachers and $200.8 million for cost-of-living increases reimbursable to local systems. The valuation study estimated the total actuarial accrued liability as of January 1, 2014 to be approximately $74.937 billion (comprised of $30.680 billion for MSERS, $40.742 billion for MTRS, $3.315 billion for Boston Teachers and $200.8 million for cost-of-living increases reimbursable to local systems). Total assets were valued on an actuarial basis at approximately $45.894 billion based on a five-year average valuation method, which equaled 94.9% of the January 1, 2014 total asset market value.

The unfunded actuarial accrued liability decreased from $22.1 billion on January 1, 2009 to $18.6 billion on January 1, 2011, primarily because of better-than-assumed investment returns in 2009 and 2010 and the “corridor limit” which keeps actuarial asset values within 10% of market values in each year. The unfunded actuarial accrued liability increased to $23.6 billion as of January 1, 2012 and to $28.3 billion as of January 1, 2013, primarily because of the final recognition of the 2008 investment loss, the increase in the cost-of-living adjustment base from $12,000 to $13,000, the change from an 8.25% investment return assumption to an 8.0% assumption, and revised actuarial assumptions (retirement, termination, disability, mortality, salary increase) based on PERAC’s experience analyses as of November 7, 2014. If plan assumptions had been exactly realized in 2013, the unfunded actuarial accrued liability as of January 1, 2014 would have been approximately $29.4 billion rather than $29.0 billion.

On February 27, 2014, PERAC issued a detailed MSERS experience analysis report which outlined the basis for the demographic assumptions used in the 2013 actuarial valuation. The experience study encompassed the years 2006-2011 and reviewed salary increases and rates of retirement, disability, turnover and mortality. The January 1, 2014 valuation adjusted the mortality assumption slightly once again to reflect future mortality improvement. The actuarial liability increased by approximately $102 million to reflect this change.

On July 21, 2014, PERAC issued a detailed MTRS experience analysis report which outlined the basis for the demographic assumptions used in the 2013 actuarial valuation. The experience study encompassed the years 2006-2011 and reviewed salary increases and rates of retirement, disability, turnover and mortality. The January 1, 2014 valuation adjusted the mortality assumption slightly once again to reflect future mortality improvement. The actuarial liability increased by approximately $108 million to reflect this change.

A revision to the actuarial standards of practice in 2010 required that future mortality improvements (longer life expectancy) be considered in valuations performed after July 1, 2011. PERAC began implementing this standard in its January 1, 2012 actuarial valuation. PERAC made subsequent updates in its January 1, 2013 valuation, which also included the results of its experience studies. In the 2013 valuation the mortality assumption for both MSERS and MTRS was projected to 2020 for active members and 2015 for retirees. In the 2014 valuation, PERAC made a modest change by increasing the projection for two additional years to 2022 for active members and 2017 for retirees. The actuarial liability increased by approximately $218 million to reflect the mortality assumption change as of January 1, 2014.

The Actuarial Value of Assets is determined in accordance with the deferred recognition method under which 20% of the gains or losses occurring in the prior year are recognized, 40% of those occurring two years prior are recognized, etc., so that 100% of gains and losses occurring five years ago are recognized. This has the effect of smoothing the short-term volatility of market values over a five-year period. The actuarial value of assets will be adjusted, if necessary, in order to remain between 90% and 110% of market value. In valuations prior to 1998, plan assets were determined at market value. As part of the 1998 valuation, this methodology was adjusted to reduce the potential volatility in the market value approach from year to year. The actuarial value of assets as of January 1, 2014 is 94.9% of the market value.

Annual Required Contributions. Annual Required Contribution (“ARC”) is determined annually based on the most recent Commonwealth valuation. Valuations have been performed annually since January 1, 2000. The Commonwealth also develops a revised funding schedule by statute at least every three years, and the Commonwealth made the full contribution required, under the then-current funding schedule, for each year. Since the funding schedule can be several years old when the ARC is determined, the funding schedule information lags the more current ARC information except in the year in which the funding schedule is developed. Accordingly, in some years the ARC will exceed the contribution made and in other years the contribution made will exceed the ARC. Due to significant investment losses in 2008, the unfunded liability (and therefore the ARC) increased significantly for fiscal 2009. However, the funding schedule was based on the 2008 valuation before the market downturn. This accounts for the discrepancy between the ARC and contributions made in fiscal 2009. In fiscal 2010 the discrepancy is accounted for by the market downturn and the double payment to SBRS. The Commonwealth’s total annual required contribution for 2014 was $1,877,370,000.

Other Post-Employment Benefit (“OPEB”) Obligations. In addition to providing pension benefits, the Commonwealth is required, under Chapter 32A of the Massachusetts General Laws, to provide certain health care and life insurance benefits (“other post-employment benefits” or “OPEB”) for retired employees of the Commonwealth, as well as retired employees of housing authorities, redevelopment authorities and certain other governmental agencies (offline agencies). Substantially all of the Commonwealth’s employees may become eligible for these benefits if they reach retirement age and eligibility while working for the Commonwealth. Eligible retirees are required to contribute a specified percentage of the health care/benefit costs which are comparable to contributions required from employees. The Commonwealth is reimbursed for the cost of benefits to retirees of the eligible authorities and non-state agencies. (Although, the Commonwealth is required to pay pensions to retired municipal teachers, the Commonwealth has no OPEB obligations with respect to retired municipal teachers.)

The GIC of the Commonwealth manages the Commonwealth’s other post-employment benefits for all State and certain agency employees and retirees. The GIC has representation on the Board of Trustees of the State Retiree Benefits Trust Fund (“SRBTF”). The SRBTF is set up to pay for former State employees’ OPEB benefits and to invest State and certain municipalities funds that have been set aside to pay for OPEB benefits and the cost to administer those funds and can only be dissolved when all such health care and other non-pension benefits, current and future, have been paid or defeased.

Employer and employee contribution rates are set by statute. The Commonwealth recognizes its share of the costs on an actuarial basis. As of June 30, 2014, Commonwealth participants contributed 10% to 25% of premium costs, depending on the date of hire and whether the participant is of active, retiree or survivor status. The GIC had 156,160 State enrollees as of the end of fiscal 2013.

Accounting standards promulgated in 2004 by the GASB required the Commonwealth to begin disclosing its OPEB liability in its fiscal 2008 financial reports. In 2006, the Comptroller of the Commonwealth contracted with a consulting firm to produce an actuarial valuation that calculated the liability of the present value of benefits if the Commonwealth chose to continue to fund that liability on a pay-as-you-go basis and what the liability would be should the Commonwealth choose to fully fund the liability over 30 years.

The January 1, 2014 actuarial valuation was issued on November 3, 2014. According to the actuarial valuation report, the Commonwealth’s actuarial accrued OPEB liability, assuming no pre-funding and using a discount rate of 4.5%, was approximately $15.670 billion as of January 1, 2014. The 4.5% discount rate (which is the approximate rate of return since the inception of the Massachusetts Municipal Depository Trust) is intended to approximate the Commonwealth’s rate of return on non-pension (liquid) investments over the long term. Assuming pre-funding, the study estimated the Commonwealth’s liability to be approximately $9.522 billion using a discount rate of 8.00%. In order to qualify its OPEB liabilities as pre-funded, the Commonwealth must deposit annual contributions in a qualifying trust in accordance with the requirements of GASB Statement No. 45 (and similar to the program for funding the Commonwealth’s unfunded actuarial liability for pensions).

As the Commonwealth is not fully funding the amortization of the actuarial liability, a liability for the difference between the amount funded and the actuarially required contribution is reflected on the Commonwealth’s statement of net position, as presented on a GAAP basis. The liability increases or decreases each year depending on the amount funded, investment return and changes in amortization and assumptions. This change in liability is reflected either as a revenue or expense item in the Commonwealth’s statement of activities as presented on a GAAP basis, dependent on these factors. As of June 30, 2013, this net OPEB obligation as reflected on the Commonwealth’s statement of net position was $4.147 billion.

The independent actuarial report covers only the Commonwealth’s OPEB obligations for Commonwealth employees and their survivors. Municipalities and authorities of the Commonwealth, even if their health care coverage is administered by the GIC, perform their own valuations, as the Commonwealth acts only as an agent for the entities that participate in the GIC with respect to providing OPEB health insurance benefits and does not assume the risk or financial burden of their health care costs.

GASB Statement No. 45 requires that OPEB obligations be recalculated at two-year intervals. Such calculations may be affected by many factors, including changing experience and assumptions regarding future health care claims, by whether or not the Commonwealth enacts legislation that qualifies its OPEB obligations to be calculated on a pre-funded basis, by changes in the Commonwealth’s employee profile and possibly by changes in OPEB coverage levels and retiree contribution requirements. Accordingly, it should be anticipated that the actuarial accrued liability of the Commonwealth for OPEB liabilities may fluctuate.

The executive and legislative branches have been working to develop a short- and long- term strategy for addressing the Commonwealth’s OPEB liability. The SRBTF was created, and in fiscal 2008 spending for current State retirees’ healthcare occurred from the fund, helping to consolidate the State’s retiree funding efforts and better project future liabilities. In fiscal 2008, the fund benefited from a one-time transfer of approximately $329 million from the Health Care Security Trust. The actuarial value of plan assets as of January 1, 2014 was approximately $511.2 million.

A special commission to study retiree health care benefits for public employees in Massachusetts was mandated as part of the pension reform act passed in November 2011. The commission held regular meetings between April and December 2012 and filed a report on January 11, 2013. The report’s recommendations included phasing in a higher minimum eligibility age to receive retiree health benefits and pro-rating the level of benefits received based on years of service. The commission’s recommendations, if adopted, would generate savings of over $20 billion for state and local governments in the Commonwealth over the next 30 years, according to outside actuaries. On February 12, 2013, the Governor filed legislation to implement the Commission’s recommendations. The bill has been referred to the Legislature’s Joint Committee on Public Service. The committee held a hearing on the bill on October 31, 2013.

State finance law was amended in 2010 to require deposits, on an annual basis, to the SRBTF in the amount of 5% of any capital gains tax revenues transferred to the Stabilization Fund because they are in excess of the statutory capital gains threshold. The 5% equated to a $23.4 million deposit in the SRBTF in fiscal 2013 and $2.3 million in fiscal 2014.

The fiscal 2012 budget included a requirement that, beginning in fiscal 2013, 10% of annual tobacco settlement payments received by the Commonwealth are to be transferred to the SRBTF, with the amount to be deposited to the SRBTF to increase by 10% increments annually thereafter until 100% of all payments are transferred to that Fund. The fiscal 2013 adhered to this requirement. The fiscal 2014 and fiscal 2015 budgets provided that the transfer was to be funded from excess amounts appropriated for debt service.

COMMONWEALTH CAPITAL INVESTMENT PLAN

The Executive Office for Administration and Finance annually updates its five-year capital investment plan, including its debt affordability analysis. The five-year plan coordinates capital expenditures by State agencies and authorities that are funded primarily by Commonwealth debt and federal reimbursements. Beginning in fiscal 2009 and concluding in fiscal 2013, capital funds were also provided pursuant to the American Recovery and Reinvestment Act of 2009 (“ARRA”).

The Executive Office for Administration and Finance sets an annual administrative limit on the amount of bond-funded capital expenditures. The purpose of the administrative limit, known as the “bond cap,” is to keep Commonwealth debt within affordable levels.

On July 1, 2014, the Governor released a five-year capital investment plan for fiscal 2015 through fiscal 2019. With the release of the plan, the Governor announced that the bond cap is expected to be $2.125 billion for fiscal 2015. The bond cap for fiscal 2016 through fiscal 2019 is projected to be $2.250 billion. Future debt affordability analysis may show sufficient revenue growth to permit a higher bond cap in the out-years of the current five-year plan.

The bond cap determination is based on the debt affordability policy described in the updated debt affordability analysis. Under this policy, the Executive Office for Administration and Finance will set the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. For this purpose, debt service includes principal and interest payments on all general obligation debt, special obligation gas tax debt, interest on federal grant anticipation notes, general obligation contract assistance payment obligations and budgetary contract assistance payment obligations on certain capital lease financings. In addition, while the accelerated bridge and special obligation transit bonds programs are expected to be funded outside of the bond cap, the related debt service costs of the programs have been fully accounted for under the debt affordability policy in setting the bond cap at the designated levels. However, when a project financed with debt payable by the Commonwealth directly or indirectly generates new State revenue that is applied to the payment of such debt, the Executive Office for Administration and Finance will exclude the debt, the related debt service payment obligations and the new revenue used to pay such obligations from the debt affordability analysis. For example, bonds issued by MassDevelopment and payable by the Commonwealth pursuant to the I-Cubed program or for the parkway at the former South Weymouth naval base are excluded from the bond cap, as the Commonwealth’s payment liability with respect to such bonds is expected to be limited to the new State tax revenues generated from the private development supported by the infrastructure improvements financed by such bonds.

For the purpose of the debt affordability analysis, budgeted revenue includes all Commonwealth taxes and other revenues available to pay Commonwealth operating expenses, including debt service, pensions and other budgetary obligations. It does not include off-budget revenues dedicated to the Massachusetts Bay Transportation Authority, the Massachusetts School Building Authority and the Massachusetts Convention Center Authority.

The fiscal 2015 estimate was based on the Governor’s fiscal 2015 budget recommendations. For purposes of projecting budgeted revenue in future fiscal years, projected increases to budgeted revenues are the lesser of 3% or the actual compound annual growth rate over the last ten fiscal years. The compound annual growth rate in budgeted revenues from fiscal 2004 through fiscal 2014 was 4.48%. To be consistent with the debt affordability policy, a 3% compound growth rate was applied to fiscal 2016 revenues and to each year thereafter.

In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap for the regular capital program to not more than $125 million. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels. As noted above, the bond cap is expected to grow by $125 million from fiscal 2015 to fiscal 2016.

It is the policy of the Executive Office for Administration and Finance to revisit the debt capacity and affordability analysis periodically, and at least every year, to revise estimates for future years by taking into account fluctuations in interest rates, budgeted revenues and other changes affecting the Commonwealth’s debt capacity. In addition, the Commonwealth has indicated that the Executive Office for Administration and Finance will annually assess the appropriateness of the methodology and constraints for establishing the bond cap.

In the past, the Commonwealth aggregated its capital expenditures into eight major categories based primarily on the agencies responsible for spending and carrying out capital projects: information technology, infrastructure and facilities, environment, housing, public safety, transportation, convention centers, other and school building assistance.

Beginning in fiscal 2008, the Executive Office for Administration and Finance re-characterized capital spending into 12 categories based on spending purpose, rather than spending agency: community investments, corrections, courts, economic development, energy and environment, health and human services, higher education, housing, information technology, public safety, State office buildings and facilities, and transportation. In fiscal 2014, information technology and State Office Buildings were re-characterized as State Government Infrastructure. For example, Chapter 90 local aid for municipal transportation projects appears in the community investment category, rather than the transportation category, because these funds are invested in municipally-owned assets.

The capital investment plan for fiscal 2015 through fiscal 2019 is designed to allocate resources strategically to invest in the Commonwealth’s public facilities and programs and represents the Governor’s vision for public infrastructure.

The different sources of funding for the capital program include:

•	State Bond Cap—Commonwealth borrowing to support the regular capital program.

•	Federal Funds—Federal reimbursements for capital expenditures.

•	Other Funds—Contributions made by third parties to capital projects being carried out by the Commonwealth.

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Project Financed—General obligation bonds, the debt service for which is budgeted from savings or new revenue related to the project, including the Clean Energy Investment Program where Commonwealth bonds are to be paid with savings achieved as a result of energy efficiencies.

•	Pay-As-You-Go—Funding from current revenue for capital projects.

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Accelerated Bridge Program (“ABP”)—Commonwealth special obligation bonds secured by revenues credited to the Commonwealth Transportation Fund or federal grant anticipation notes issued to fund the Accelerated Bridge Program.

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Special Obligation Transit Bonds (to be issued as CTF Bonds)—In fiscal 2013, the Legislature enacted and the Governor signed a multiyear transportation finance bill that is expected to provide additional funding to support investments in transportation infrastructure. This funding is supported through additional bonding enabled by a 3-cent increase to the gas tax, indexing the gas tax to inflation, dedicating the sales tax on motor vehicles to transportation, and transit fare and motor vehicle registry fee increases.

On July 27, 2012, the Governor approved legislation, effective January 1, 2013, that created a Capital Debt Affordability Committee within the Executive Office for Administration and Finance, consisting of seven voting members—the Secretary of Administration and Finance (who chairs the committee), the State Treasurer, the Comptroller, the Secretary of Transportation, one appointee of the Governor and two appointees of the State Treasurer—and eight legislative leaders who are non-voting members. The committee is charged with reviewing on a continuing basis the size and condition of the Commonwealth’s tax-supported debt, as well as the debt of certain State authorities. On or before December 15 of each year, the committee is required to submit to the Governor and the Legislature the committee’s estimate of the total amount of new Commonwealth debt that could prudently be authorized for the next fiscal year, taking into account certain specified criteria. The committee’s estimates are advisory and not binding on the Governor or the Legislature. The legislation provides that the Governor is to determine, on or before January 15 of each year, the total authorization of new Commonwealth debt that he considers advisable for the next fiscal year and the preliminary allocation of new Commonwealth debt for capital facility projects.

For fiscal 2015, the committee determined that $2.125 billion of capital debt issuance may be prudently authorized by the Governor. The Governor determined that the committee’s recommendation of $2.125 billion of new debt was advisable; and the Governor adopted this amount as the “bond cap” for fiscal 2015.

COMMONWEALTH REVENUES

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Commonwealth Transportation Fund (formerly the Highway Fund) and other operating budgeted funds. For purposes of this disclosure, these funds will be referred to as budgeted operating funds, and revenues deposited in such funds will be referred to as budgeted operating revenues. In fiscal 2014, on a statutory basis, approximately 58.6% of the Commonwealth’s budgeted operating revenues and other financing sources were derived from State taxes. In addition, the federal government provided approximately 22.5% of such revenues, with the remaining 18.9% provided from departmental revenues and transfers from non-budgeted funds. The measurement of revenues for the budgeted operating funds on a statutory basis differs from governmental revenues on a GAAP basis. The Commonwealth’s executive and legislative branches establish the Commonwealth’s budget using the statutory basis of accounting.

State Taxes

The major components of State taxes are the income tax, which accounted for approximately 55.6% of the total tax revenues in fiscal 2014, the sales and use tax, which accounted for approximately 23.3%, and the corporations and other business and excise taxes (including taxes on insurance companies, financial institutions and public utility corporations), which accounted for approximately 10.8%. Other tax and excise sources accounted for the remaining 10.3% of total fiscal 2014 tax revenues.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002; the rate was reduced to 5.25%, on January 1, 2012 and to 5.20% on January 1, 2014, as

described below. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rate on gains from the sale of capital assets owned more than one year is now 5.20% (effective January 1, 2014). Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

Under current law, the State personal income tax rate on most classes of taxable income is scheduled to be gradually reduced to 5.0%, contingent upon “baseline” State tax revenue growth (i.e., revenue growth after factoring out the impact of tax law and administrative processing changes) growing by 2.5% more than the rate of inflation as measured by the consumer price index for all urban consumers in Boston. In the tax year following that in which the personal income tax rate is reduced to 5.0%, the charitable deduction, which was in effect for tax year 2000 but subsequently suspended, would be restored. Pursuant to this law, the State income tax rate on most classes of taxable income was reduced from 5.3% to 5.25%, effective January 1, 2012, because the growth in fiscal 2011 inflation-adjusted baseline revenues, as defined in the law, over fiscal 2010 exceeded 2.5%, and because, for each consecutive three-month period starting in August 2011 and ending in November 2011, there was positive inflation-adjusted baseline revenue growth as compared to the same consecutive three-month period in calendar 2010. The Department of Revenue estimated that the revenue impact of this rate reduction (5.3% to 5.25%) for fiscal 2012 was between $52 million and $56 million. The revenue impact for fiscal 2013 was between $111 million and $117 million.

For the State income tax rate to be reduced further from 5.25% to 5.20%, effective January 1, 2013, the growth in fiscal 2012 inflation-adjusted baseline revenues, as defined in the law, over fiscal 2011 needed to exceed the 2.5% growth threshold, and for each consecutive three-month period starting in August 2012 and ending in November 2012 there would have had to have been positive inflation-adjusted baseline revenue growth as compared to the same consecutive three-month period in 2011. The Department of Revenue initially determined that the fiscal 2012 inflation-adjusted baseline revenues grew by 2.77% from fiscal 2011, exceeding the initial trigger of 2.5% for the income tax rate reduction. The first two three-month period certifications during the first half of fiscal 2013 also indicated positive inflation-adjusted baseline revenue growth. However, the growth for the third three-month period ended October 31, 2012 was negative (-1.29%) and did not exceed the statutory threshold requirement of 0%. Accordingly, the Department of Revenue determined that the thresholds to lowering the Part B income tax rate as set forth had not been met and that the Part B income tax rate would be kept unchanged at 5.25% for the tax year 2013.

The same process was repeated during 2013 to determine whether the State income tax rate would be reduced further from 5.25% to 5.20%, effective January 1, 2014. Because the growth in fiscal 2013 inflation-adjusted baseline revenues, as defined in the law, over fiscal 2012 exceeded 2.5%, and because, for each consecutive three-month period starting in August and ending in November 2013, there was positive inflation-adjusted baseline revenue growth as compared to the same consecutive three-month period in calendar 2012, on December 4, 2013, the Commissioner of Revenue certified that the State income tax rate on most classes of taxable income would be reduced from 5.25 % to 5.20%, effective January 1, 2014. The Department of Revenue estimates that the revenue impact of this rate reduction for fiscal 2014 will be between $60 million and $70 million (with a mid-point of $65 million). The revenue impact for fiscal 2015 is expected to be between $125 million and $140 million (mid-point of $132.5 million).

As of November 7, 2014, the Department of Revenue had just began the same process during 2014 to determine whether the State income tax rate would be reduced further from 5.20% to 5.15%, effective January 1, 2015. On September 4, 2014, the Commissioner of Revenue certified that fiscal 2014 inflation-adjusted baseline revenues grew by 3.326% from fiscal 2013, which exceeds the initial trigger (2.5%) for the income tax rate reduction. To determine if there will be positive inflation-adjusted baseline revenue growth for each consecutive three-month period starting in August and ending in November 2014, as compared to the same consecutive three-month period in 2013, the Commissioner (as of November 7, 2014), has issued three “three-month period” certifications, on September 18, 2014, October 7, 2014 and November 6, 2014, all three of which indicated that there was positive inflation-adjusted baseline revenue growth during the relevant periods in fiscal 2015

(exceeding the 0% growth threshold). The Commissioner (as of November 7, 2014) was expected to issue one last “three-month period” certification by December 15, 2014. It will not be determined until that date whether the rate reduction will be triggered. The Department of Revenue estimates that the revenue impact of this rate reduction (5.20% to 5.15%) for fiscal 2015 would be between $65 million and $75 million (with a mid-point of $70 million). The revenue impact for fiscal 2016 (assuming no further rate reduction in calendar year 2016) is expected to be between $137 million and $153 million (mid-point of $145 million).

Under State finance law, tax revenues collected from capital gains income during a fiscal year that exceed a specified threshold are required to be transferred to the Commonwealth’s Stabilization Fund, with 5% of the amount so deposited then transferred to the State Retiree Benefits Trust Fund and an additional 5% transferred to the Commonwealth’s Pension Liability Fund. A threshold of $1 billion was in effect for fiscal 2011, 2012 and 2013. For fiscal years after fiscal 2013, the threshold is subject to annual adjustment to reflect the average annual rate of growth in U.S. gross domestic product over the preceding five years. The adjusted threshold is certified annually by the Department of Revenue each December for the ensuing fiscal year. On December 28, 2012, the Department of Revenue determined the fiscal 2014 capital gains collections threshold to be approximately $1.023 billion. On December 31, 2013, the Department of Revenue determined the fiscal 2015 capital gains collections threshold to be approximately $1.048 billion. The Department of Revenue is also required, after each quarter, to certify the amount of tax revenues estimated to have been collected during the preceding quarter from capital gains income, and, once the threshold has been exceeded, the Comptroller is required to transfer the excess to the Commonwealth Stabilization Fund. For fiscal 2012, the final certified amount of tax revenues collected from capital gains income was $994.3 million, which was less than the statutory threshold. On June 25, 2013, the Commissioner of Revenue certified that for the period July 1, 2012 through May 30, 2013, fiscal 2013 capital gains tax revenues totaled approximately $1,305.2 million. Based on this certification, the Comptroller transferred $305.2 million to the Commonwealth Stabilization Fund and then made two transfers from the Stabilization Fund to the Commonwealth’s Pension Liability Fund and the State Retiree Benefit Trust Fund of approximately $15.3 million each. On July 18, 2013, the Commissioner of Revenue certified the final amount of capital gains tax revenues for fiscal 2013 to be $1.467 billion, an increase of approximately $162.3 million from the prior certification. This final certification triggered an additional transfer of approximately $146.1 million to the Commonwealth Stabilization Fund and transfers of $8.1 million each to the Commonwealth’s Pension Liability Fund and the State Retiree Benefits Trust Fund. On November 29, 2013, the Commissioner of Revenue further certified that the tax revenues estimated to have been collected from capital gains income were $1,407.1 million during fiscal 2013, based on more recently available and complete data. With respect to the fiscal 2014 certification process, the Department of Revenue issued a letter on July 18, 2014 indicating that the fiscal 2014 amount was $1.069 billion. Pursuant to the State statute, the Department of Revenue was expected to issue one more certification with respect to the fiscal 2014 total later in November 2014 after analysis of more complete tax return data which will then be available.

Sales and Use Tax. Effective August 1, 2009, the sales tax rate imposed on retail sales of certain tangible property (including retail sales of meals) transacted in the Commonwealth and a corresponding use tax rate on the storage, use or other consumption of like tangible properties brought into the Commonwealth was raised from 5% to 6.25%. Food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

In August 2009, when the sales tax rate increase was enacted, it was projected to produce an additional $759 million in fiscal 2010 and $900 million annually thereafter. Based on the most recently available data, reflecting both the economic recession and the recovery, as of November 7, 2014, the Department of Revenue estimated that the sales tax increase resulted in additional revenues of approximately $739 million in fiscal 2010, $918 million in fiscal 2011, $963 million in fiscal 2012, $983 million in fiscal 2013 and $1.046 billion in fiscal 2014.

As part of the same legislation that increased the sales tax rate, the sales tax exemption on alcohol sales was eliminated effective August 1, 2009. However, on November 2, 2010, an initiative passed by the voters reinstated this exemption and removed the sales tax on alcoholic beverages effective January 1, 2011. The Department of Revenue estimates that the Commonwealth’s collections from eliminating the alcoholic beverages exemption were approximately $96.6 million in fiscal 2010 and approximately $81 million during the first seven months of fiscal 2011. The Department of Revenue estimates that the tax revenue loss resulting from the removal of the sales tax on alcoholic beverage was approximately $40 million to $52 million for fiscal 2011 and between $120 million and $130 million annually thereafter.

Sales tax receipts from establishments that first opened on or after July 1, 1997 and that are located near the site of the Boston Convention and Exhibition Center, sales tax receipts from retail vendors in hotels in Boston and Cambridge that first opened on or after July 1, 1997 and sales tax receipts from retail vendors located in the Springfield Civic and Convention Center or in hotels near the Springfield Civic and Convention Center that first opened on or after July 1, 2000 are required to be credited to the Convention Center Fund. As of enactment of the fiscal 2004 general appropriations act, this fund is no longer included in the calculation of revenues for budgeted operating funds.

A portion of the Commonwealth’s receipts from the sales tax (other than the tax on meals) is dedicated through trust funds to the MBTA and the Massachusetts School Building Authority (“MSBA”). The amount dedicated to the MBTA is the amount raised by a 1% sales tax (not including meals), subject to an inflation-adjusted floor (the “base revenue amount”). A comparable amount, though without the floor, is dedicated to the MSBA beginning in fiscal 2010, with lesser amounts dedicated to the MSBA from fiscal 2005 through fiscal 2009. Legislation approved by the Governor on October 31, 2014 increased the amount of dedicated sales tax receipts and the base revenue amount statutorily required to be credited to the MBTA by $160 million starting in fiscal 2015. The $160 million increase in the dedicated sales tax receipts and the base revenue amount replace the $160 million annual State appropriation the MBTA received from fiscal 2010 through fiscal 2014, although unlike the $160 million appropriation previously mandated in statute, the $160 million now included in the base revenue amount is expected to increase annually with inflation. However, the $160 million included in the dedicated sales tax amount is not expected to increase with inflation.

Beginning in fiscal 2011, a portion of the Commonwealth’s receipts from the sales tax has been dedicated to the Commonwealth Transportation Fund. From fiscal 2011 through fiscal 2013, the amount dedicated was the amount raised by a portion of the sales tax equal to a 0.385% sales tax, with a floor of $275 million per fiscal year. Beginning in fiscal 2014, the amount dedicated to the Commonwealth Transportation Fund is the amount received on account of motor vehicle sales (net of amounts required to be credited to the Convention Center Fund or dedicated to the MBTA or MSBA).

Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks and other financial institutions, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on net income for federal taxes, is taxed at 8.00%, as of January 1, 2012. The minimum tax is $456.

Corporate Tax Reform. On July 3, 2008, the Governor approved legislation that changed the corporate tax structure in Massachusetts from a “separate company” reporting state to a “combined reporting” state, effective January 1, 2009. Under a combined reporting structure, commonly owned business corporations (together with financial institutions, public utilities and certain other entities) engaged in a “unitary” business, whether or not they have nexus in Massachusetts, determine their income as one combined business in the aggregate. The combined income of the group is then apportioned to Massachusetts in accordance with the existing apportionment rules and taxed to those members of the group that have nexus in Massachusetts. Transactions between member companies are generally disregarded.

The legislation also repealed the differences between federal and Massachusetts business entity classification rules for tax purposes so that companies will be classified as the same type of legal entity for federal and Massachusetts tax purposes. The new law retained the existing structure for different types of corporations—business corporations, manufacturers, financial institutions, utilities and S corporations, with different tax rates and apportionment rules.

Together with these structural changes, the legislation reduced the then current 9.5% business corporations’ tax rate to 8.75% as of January 1, 2010, 8.25% as of January 1, 2011 and 8.00% as of January 1, 2012 and thereafter.

Massachusetts tax law imposes an entity level tax on S corporations with more than $6 million in annual receipts. The corporate tax reform legislation also reduced the tax rate for S corporations with more than $9 million in annual receipts so that the regular, non-S corporation rate (for a business corporation or financial institution, as applicable) for the year minus the personal income tax rate for the year equals the rate for such S corporations. The tax rate for S corporations with between $6 million and $9 million in annual receipts will equal two-thirds of the rate applicable to the larger S corporations.

The Department of Revenue estimated that, prior to the so-called Financial Accounting Standards (“FAS”) No. 109 (“FAS 109”) deduction (described in the following paragraph), the structural corporate tax law changes, combined with the gradual reductions in the business corporations tax rate, the large S corporations tax rates and the financial institutions tax rate, increased revenues by approximately $185.2 million in fiscal 2009 (reflecting less than a full year’s impact of the changes), $252.8 million in fiscal 2010 and $173.8 million in fiscal 2011, and would increase revenues by $128.5 million in fiscal 2012 and $107.7 million in fiscal 2013 and thereafter.

FAS 109 Deduction. The corporate tax reform described above included a new tax deduction designed to limit the impact of combined reporting in the Commonwealth on certain publicly traded corporations’ financial statements. The deduction is generally referred to as the “FAS 109” deduction, in reference to the Statement of Financial Accounting Standards (FAS) No. 109, Accounting for Income Taxes. The Department of Revenue issued a report on “FAS 109” deductions on September 23, 2009, based on notices filed by the companies intending to claim FAS 109 deductions. The Department of Revenue used the aggregate amount of FAS 109 deductions intending to be claimed to calculate the aggregate potential tax benefit to such companies, and corresponding tax revenue reduction for the Commonwealth.

The Department of Revenue report indicated that the companies filing such notices stated that their FAS 109 deductions would total approximately $178.1 billion, which would result in corporate tax savings of $535 million at the applicable tax rates in the years in which the deductions will be claimed. Corporations are required to claim deductions over a seven-year period starting in tax year 2012. These deductions were expected to result in corporate tax savings (and corresponding Commonwealth corporate tax revenue reductions) of $76 million to $79 million annually for tax years 2012 through 2018, inclusive. However, the fiscal 2013, fiscal 2014 and fiscal 2015 budgets have delayed implementation of the FAS 109 deduction for successive one-year periods.

In general, corporations apportion their income to Massachusetts based on the proportion of payroll, property and sales within the Commonwealth, with sales being double-weighted. However, beginning January 1, 1996, legislation was phased in over five years establishing a “single sales factor” apportionment formula for the business corporations tax for manufacturing companies. The formula calculates a firm’s taxable income as its net income times the percentage of its total sales that are in Massachusetts, as opposed to the prior formula that took other factors, such as payroll and property, into account. Beginning January 1, 1997, legislation was phased in which sourced income of mutual fund service corporations to the states of domicile of the shareholders of the mutual funds that receive services instead of sourcing the sales to the State where the mutual fund provider bore the cost of performing services.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax. The corporate tax reform legislation discussed above also provides for a reduction in the financial institutions tax rate from 10.5% to 10% as of January 1, 2010, 9.5% as of January 1, 2011 and 9.0% as of January 1, 2012 and thereafter.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums. Domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2.28% tax on gross premiums. Domestic companies also pay a 1% tax on gross investment income.

Public Utility Corporation Taxes. Prior to January 1, 2014, public utility corporations were subject to an excise tax of 6.5% on net income. Legislation enacted in 2013 repealed the separate excise tax for utility corporations, which are now subject to the corporate excise imposed on business corporations.

Other Taxes. Other tax revenues are derived by the Commonwealth from excise taxes on motor fuels, cigarettes, alcoholic beverages and deeds, and hotel/motel room occupancy, among other tax sources. As of November 7, 2014, the State tax on hotel/motel room occupancy is 5.7%. Effective July 31, 2013, the excise tax on motor fuels was increased from 21¢ per gallon to 24¢ per gallon. The same legislation that increased the rate also provided that the excise tax was to be adjusted for increases in the consumer price index beginning January 1, 2015, but this indexing provision was repealed by the voters on November 4, 2014.

On July 1, 2008, the Governor approved legislation raising the tax on cigarettes from $1.51 per pack to $2.51 per pack. The Department of Revenue estimates that the $1.00 per pack cigarette tax increase resulted in a fiscal 2009 revenue increase of between $140 million and $150 million, and resulted in a fiscal 2010 revenue increase of $124 million, compared to revenue generated at the $1.51 per pack rate. The Department of Revenue estimates that revenue increases in subsequent years should also be between $115 million and $130 million annually. Effective July 31, 2013, the excise tax on cigarettes was further increased from $2.51 per pack to $3.51 per pack, along with increases in the cigar excise rate (from 30% to 40%), the smoking tobacco rate (from 30% to 40%) and the smokeless tobacco rate (from 90% to 210%).

ARRA “De-coupling.” The fiscal 2010 budget included several provisions “decoupling” Commonwealth tax law from certain federal tax law changes made by ARRA and, in one instance, from the impact of an interpretation by the federal Internal Revenue Service that was effectively repealed (but only prospectively) by ARRA. The purpose of the decoupling provisions is to prevent revenue losses to the Commonwealth. The federal provisions at issue are ones that affect the scope of income or deductions of businesses under the federal Internal Revenue Code (“IRC”) and, in the absence of decoupling, would also apply for purposes of Commonwealth taxation. The specific federal provisions from which the Commonwealth legislation decouples include: (a) deferral of the recognition of certain cancellation of indebtedness income under the IRC; (b) suspension of IRC rules that would otherwise disallow or defer deductions for original issue discount claimed by issuers of debt obligations; and (c) relief from certain limitations on the use of losses after changes of ownership of a business under (i) IRS Notice 2008-83 (for periods prior to its effective repeal by ARRA) and (ii) new IRC Section 382(n) as added by ARRA.

In addition, the Commonwealth legislation specifically adopts a new federal exclusion from gross income of certain individuals. ARRA provides a subsidy of 65% of the cost of the Consolidated Omnibus Budget Reconciliation Act (or “COBRA,” which gives workers and their families who lose their health benefits the right to choose to continue group health benefits provided by their group health plan for limited periods of time under certain circumstances) continuation premiums for up to nine months for certain involuntarily terminated employees and for their families. This subsidy also applies to health care continuation coverage if required by states for small employers. ARRA provides for an exclusion from federal gross income of the COBRA subsidy. Because Commonwealth personal income tax law generally adopts IRC rules defining the scope of gross income as of January 1, 2005, it was necessary to adopt a specific Commonwealth exclusion to prevent this 2009 federal subsidy from being included in the Commonwealth taxable income of affected employees.

Tax Credits and Other Incentives. Massachusetts law provides for a variety of tax credits that may be applied against corporate excise or personal income taxes due, as applicable under relevant law. These credits are designed as benefits for specified economic activities as a means to encourage such business in the State. Certain of these credits, to the extent not used to reduce a current tax liability, may be carried forward, transferred or refunded, as specified in the applicable statute. In addition, certain statutory provisions may also provide an exemption from sales and use taxes for qualifying expenditures, or other specified tax benefits. The Governor annually files a “tax expenditure budget” that provides a list, description and revenue estimate of various tax credits and incentives.

In July 2007, the Commonwealth revised its film tax credit to provide tax credits of 25% of certain production costs incurred by film production companies in Massachusetts that incurred at least $50,000 of film production costs in the State. Such production companies were also granted a sales and use tax exemption for goods purchased in the Commonwealth. A film production company may elect either to transfer all or part of its production credit to another taxpayer or to claim a refund of 90% of the amount that is not currently used. There is no cap on the amount of film tax credits that may be claimed. Under current law, the film tax credit will expire on January 1, 2023. As of November 7, 2014, since the program’s inception, approximately $411.0 million in tax credits had been approved or were in the process of being approved by the Department of Revenue (figures are preliminary). The Department of Revenue estimated that the tax credits reduced fiscal 2007 tax revenues by approximately $11.9 million, fiscal 2008 tax revenues by approximately $10.5 million, fiscal 2009 tax revenues by approximately $110.0 million, fiscal 2010 tax revenues by approximately $90.8 million, fiscal 2011 tax revenues by approximately $45.4 million, fiscal 2012 tax revenues by approximately $55.7 million, fiscal 2013 tax revenues by approximately $77.8 million and fiscal 2014 tax revenues by between $70 million and $90 million, and will reduce fiscal 2015 revenues by between $70 million and $90 million, not including any offsetting tax revenue from the film-related economic activity generated by the tax incentives. Virtually all of the reduction in tax payments resulting from credits that have been transferred or sold is reflected in the insurance, financial institutions, public utilities, and corporate tax categories. The Department of Revenue is required to prepare an annual report of the impact of the film tax credit.

Under legislation approved on June 16, 2008 in support of the life sciences industry, up to $25 million per year in tax incentives is available to certified life sciences companies over a ten-year period, commencing on January 1, 2009 for an aggregate amount of $250 million.

The Department of Revenue estimates that this program resulted in a revenue reduction of $5 million in fiscal 2010, a revenue reduction of $21.1 million in fiscal 2011, a revenue reduction of $21.8 million in fiscal 2012, and a revenue reduction of $24.5 million in each of fiscal 2013 and fiscal 2014, and that it will result in a revenue reduction of $23 million and $27 million in fiscal 2015.

Tax Expenditure Commission. The fiscal 2012 budget established a study commission on tax expenditures which was chaired by the Secretary of Administration and Finance and included legislators and economists. The commission was charged with reviewing and evaluating the administration and fiscal impact of tax expenditures and making recommendations to the Legislature on the administrative efficiency and cost benefit of tax expenditures. Tax expenditures include credits, deductions and exemptions from the basic provisions of the State tax code. The commission filed its report on April 30, 2012. The report includes recommendations to reduce the number and cost of existing tax expenditures, based on identified criteria, to provide for periodic review of tax expenditures, including an automatic sunset of discretionary “grant-like” tax expenditures every five years, based on data-driven analysis and reports regarding effectiveness, and to establish clawbacks and other enforcement measures for grant-like tax expenditures to ensure that recipients meet commitments.

Tax Revenue Forecasting

Under State law, on or before October 15 and March 15 of each year, the Secretary of Administration and Finance is required to submit to the Governor and to the House and Senate Committees on Ways and Means

estimates of revenues available to meet appropriations and other needs in the following fiscal year. On or before October 15, January 15 and April 15, the Secretary is required to submit revised estimates for the current fiscal year unless, in his opinion, no significant changes have occurred since the last estimate of total available revenues. On or before January 15 of each year, the Secretary is required to develop jointly with the House and Senate Committees on Ways and Means a consensus tax revenue forecast for the following fiscal year. Beginning in fiscal 2005, State finance law has required that the consensus tax revenue forecasts be net of the amount necessary to fully fund the pension system according to the applicable funding schedule, which amount is to be transferred without further appropriation from the General Fund to the Commonwealth’s Pension Liability Fund.

An additional component of the consensus revenue process is the requirement that the consensus tax revenue forecast joint resolution include a benchmark for the estimated growth rate of Massachusetts potential gross state product, or PGSP. Health care cost control legislation approved in 2012 requires that the Secretary and the House and Senate Committees on Ways and Means include a PGSP growth benchmark for the ensuing calendar year. The PGSP growth benchmark is used by the Massachusetts Health Policy Commission to establish the Commonwealth’s health care cost growth benchmark.

On December 11, 2013, the Secretary of Administration and Finance and the House and Senate Ways and Means Committees conducted a hearing on State tax revenue estimates for fiscal 2015. The Commissioner of Revenue provided a forecast that fiscal 2015 tax revenue collections are expected to be $24.062 billion to $24.352 billion, reflecting actual growth of 4.3% to 5.2% from the projected fiscal 2014 revenues, and baseline growth of 4.4% to 5.3% from fiscal 2013, which represents growth of $852 million to $1.06 billion over projected fiscal 2014 revenues.

The Secretary of Administration and Finance and the Committees on Ways and Means also heard public testimony from economists and State budget experts from Northeastern University, the Massachusetts Taxpayers Foundation and the Beacon Hill Institute, who provided a range of forecasts for fiscal 2015 tax revenue collections, from $24.374 billion to $25.142 billion.

On January 14, 2014, a fiscal 2015 consensus tax revenue estimate of $24.337 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2015 consensus tax revenue estimate represents actual revenue growth of 4.9% from the revised fiscal 2014 estimate of $23.200 billion. The $24.337 billion figure includes off-budget transfers of $1.793 billion for pension funding, $811.3 million in dedicated sales tax receipts for the MBTA, $771.5 million in dedicated sales tax receipts for the MSBA and $22.2 million for the Workforce Training Fund. The total amount of off-budget transfers was $3.398 billion. Accordingly, after taking into account the $122 million of capital gains tax revenue that exceeds the fiscal 2015 threshold (and therefore must be deposited into the Stabilization Fund), the Secretary and Committee chairs agreed that $20.817 billion would be the maximum amount of tax revenue available for the fiscal 2015 budget and that they would base their respective budget recommendations on that number.

The Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means also agreed upon a potential gross state product (“PGSP”) estimate of 3.6% for calendar year 2015, which is identical to the PGSP figure that was adopted for calendar year 2014. The estimate of PGSP was developed through consultation with the Health Policy Commission, the Executive Office for Administration and Finance, the Department of Revenue, the House and Senate Ways and Means Committees and outside economists. The PGSP growth benchmark is to be used by the Health Policy Commission to establish the Commonwealth’s health care cost growth benchmark. PGSP is a measure of the “full employment” output of the Commonwealth’s economy. The PGSP estimate reflects long-term trends in the economy rather than fluctuations due to the business cycle and, as a result, is likely to be fairly stable from year to year.

Fiscal 2014 and Fiscal 2015 Tax Revenues

Fiscal 2014. On January 12, 2013, a fiscal 2014 consensus tax revenue estimate of $22.334 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2014 budget assumed tax revenues of $22.797 billion, reflecting the fiscal 2014 consensus tax estimate of $22.334 billion, adjusted for the impact of revenue initiatives enacted as part of the budget, most notably a one-year delay of the FAS 109 deductions (additional $45.9 million) and enhanced tax enforcement initiatives (additional $35 million), and Amazon agreement (additional $36.7 million), as well as approximately $370.0 million in tax revenues included in the transportation finance legislation enacted on July 24, 2013. The tax estimate also reflected an estimated revenue loss of $24.3 million for the subsequently enacted two-day sales tax holiday held on August 10-11, 2013 (the final estimate was determined to be approximately $24.6 million, which was certified by the Commissioner of Revenue on December 31, 2013). The enacting legislation for the sales tax holiday required that proceeds of one-time settlements and judgments (which otherwise would have been transferred to the Commonwealth Stabilization Fund), be used to reimburse the General Fund for foregone tax revenue as a result of the holiday. Approximately $1.060 billion of the original $22.797 billion tax estimate for fiscal 2014 was assumed to be generated from taxes on capital gains. Approximately $37 million of that amount was expected to be deposited into the Stabilization Fund and would not be available for budgetary purposes pursuant to the certification released by the Department of Revenue on December 28, 2012, that established a fiscal 2014 capital gains threshold of $1.023 billion. On October 15, 2013, the Secretary of Administration and Finance, kept the revenue estimate of $22.797 billion unchanged. On January 14, 2014, based on updated projections presented at the consensus revenue hearing and year-to-date tax collections through December, the Secretary increased the estimate to $23.200 billion. The revised estimate represents a 1.8% increase to the original estimate and a 4.9% increase over fiscal 2013 collections.

Tax revenues for fiscal 2014 totaled approximately $23.370 billion, an increase of approximately $1.247 billion, or 5.6%, over fiscal 2013. The tax revenue increase of approximately $1.247 billion from fiscal 2013 to fiscal 2014 is attributable, in large part, to an increase of approximately $493.3 million, or 4.9%, in withholding collections, an increase of approximately $115.2 million, or 5.5%, in income tax cash estimated payments, an increase of approximately $331.9 million, or 6.4%, in sales and use tax collections, an increase of approximately $248.8 million, or 11.0%, in corporate and business tax collections, and an increase of approximately $294.7 million, or 15.8%, in several other tax categories (including estate tax, motor fuels tax, cigarette tax, deeds, etc.), which were partly offset by a decrease of approximately $171.1 million, or 8.1%, in income tax payments with bills, returns and extensions, and an increase in income cash refunds of approximately $61.0 million, or 4.3%. Fiscal 2014 tax collections were approximately $169 million above the revised fiscal 2014 tax revenue estimate of $23.2 billion.

Fiscal 2015. On January 14, 2014, a fiscal 2015 consensus tax revenue estimate of $24.337 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2015 consensus tax revenue estimate represented revenue growth of 4.9% actual from the revised fiscal 2014 estimate of $23.200 billion. The $24.337 billion figure included off-budget transfers of $1.793 billion for pension funding, $811.3 million in dedicated sales tax receipts for the MBTA, $771.5 million in dedicated sales tax receipts for the MSBA and $22.2 million for the Workforce Training Fund. The fiscal 2015 budget as enacted assumed tax revenues of $24.387 billion, reflecting the fiscal 2015 consensus tax estimate of $24.337 billion, adjusted for the impact of revenue initiatives enacted as part of the budget, which included a one-year delay of the FAS 109 deductions (+$45.8 million), tax revenue enhancements (+$12 million) and a two-month tax amnesty program (+$25 million), as well as the impact of revenue initiatives in enacted economic development legislation, as of November 7, 2014, including modernizing research credit (-$6.3 million), farming and fishing investment tax credit (-$0.4 million), sales tax holiday (-$25.9 million) and sales tax exemption for limited partnerships (-4.8 million), and in county governments financial management legislation (-$5.3 million). Approximately $1.170 billion of the $24.387 billion tax estimate is assumed to be generated from taxes on capital gains. Approximately $122 million of that amount is slated to be deposited into the Stabilization Fund and is not expected to be available for budgetary purposes pursuant to the certification released by the Department of Revenue on December 31, 2013, that established a fiscal 2015 capital gains threshold of $1.048 billion.

Preliminary tax revenues for the first four months of fiscal 2015, ended October 31, 2014, totaled approximately $7.310 billion (including $13.5 million in one-time settlements), an increase of approximately $211.9 million, or 3.0%, over the same period in fiscal 2014.

The year-to-date tax revenue increase of approximately $211.9 million through October 31, 2014 from the same period in fiscal 2014 is attributable in large part to an increase of approximately $162.9 million, or 5.0%, in withholding collections, an increase of approximately $48.1 million, or 8.5%, in cash income tax estimated payments, and an increase of approximately $95.0 million, or 5.1%, in sales and use tax collections, which were partly offset by a decrease of approximately $59.0 million, or 22.1%, in income tax payments with bills and returns, a decrease of approximately $37.9 million, or 21.3%, in cash income tax refunds, and a decrease of approximately $78.2 million, or 12.3%, in corporate and business collections. Excluding the $13.5 million in one-time tax settlements received year-to-date, year-to-date fiscal 2015 tax collections (through October) were approximately $32 million below the benchmarks associated with the fiscal 2015 tax revenue estimate of $24.387 billion.

Federal and Other Non-Tax Revenues

Federal revenues are collected through reimbursements for the federal share of entitlement programs such as Medicaid and through block grants for programs such as Transitional Assistance to Needy Families (“TANF”). The amount of federal reimbursements to be received is determined by State expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance-of-effort spending level determined annually by the federal government. Federal reimbursements for fiscal 2014 were approximately $8.372 billion and are estimated to be $9.85 billion for fiscal 2015.

Departmental and other non-tax revenues are derived from licenses, tuition, fees and reimbursements and assessments for services. For fiscal 2014, departmental and other non-tax revenues were $3.175 billion. The largest budgeted departmental revenues, assessments and miscellaneous revenues in fiscal 2014 included $494.9 million for Registry of Motor Vehicles fees, fines and assessments, $243 million from filing, registration and other fees paid to the Secretary of State’s office, $100.2 million in fees, fines and assessments charged by the court systems and $652.3 million in reimbursements from cities, towns and non-state entities for retiree benefits. Fiscal 2015 departmental and other non-tax revenues are projected to be $4.25 billion.

Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery and Gaming Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for transfers from the Lottery of $989.7 million, $976.5 million, $1.075 billion, $1.050 billion and $1.069 billion in fiscal 2010 through 2014, respectively. Under State law, the net balance in the State Lottery and Gaming Fund, as determined by the Comptroller on each September 30, December 31, March 31 and June 30, is to be used to provide local aid.

As enacted, the fiscal 2015 budget is supported by total transfers from the Lottery of $1.045 billion to fund various commitments appropriated by the Legislature from the State Lottery and Gaming Fund and the Arts Lottery Fund, including Lottery administrative expenses, and $849.8 million of appropriations for local aid to cities and towns, with the balance, if any, to be transferred to the General Fund for the general activities of the Commonwealth.

Tobacco Settlement. In November 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth’s and other states’ litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%, which equals more than $8.962 billion through fiscal 2024, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments they are entitled to reduce future payments under the master settlement agreement, and certain manufacturers withheld payments to the states due in April 2006, April 2007, April 2008, April 2009, April 2010 and April 2011. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017.

Tobacco settlement payments were initially deposited in a permanent trust fund (the “Health Care Security Trust”), with only a portion of the moneys made available for appropriation. Beginning in fiscal 2003, however, the Commonwealth has appropriated the full amount of tobacco settlement receipts in each year’s budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of fiscal 2007. The fiscal 2008 budget established the SRBTF for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the State employees’ retirement system for health care and other non-pension benefits for retired members of the system. In fiscal 2008 the Health Care Security Trust’s balance was transferred to the SRBTF. The fiscal 2010, 2011 and 2012 budgets transferred all payments received by the Commonwealth in fiscal 2010, 2011 and 2012 pursuant to the master settlement agreement from the Health Care Security Trust to the General Fund. The fiscal 2012 budget included a requirement that, beginning in fiscal 2013, 10% of the annual tobacco payments were to be transferred to the SRBTF with the amount deposited to the SRBTF to increase by 10% increments annually thereafter until 100% of all payments are transferred to that fund. Pursuant to this requirement, in May 2013 the Comptroller transferred $25.3 million (10% of the $253.5 million in fiscal 2013 tobacco settlement proceeds) to the SRBTF, with the balance deposited in the General Fund. The fiscal 2015 budget includes a provision that funds the scheduled 30% transfer to the SRBTF from unspent debt service appropriations rather than through tobacco settlement proceeds. The 30% equates to an approximate $85 million transfer to the SRBTF. Other budgetary resources will need to fund the balance of the transfer should there be insufficient unspent debt service appropriations in fiscal 2015 to fund the entirety of the scheduled transfer. This approach is similar to the one taken in the fiscal 2014 budget. However, during fiscal 2014, there were insufficient unspent debt service appropriations to fund the full 20% transfer to the SRBTF, and the balance of approximately $15 million of tobacco proceeds was used to make a total transfer to the SRBTF of 20%, or $56.4 million.

Since fiscal 2006 certain amounts have been withheld from each year’s payments by tobacco manufacturers in relation to ongoing disputes of payment calculations. Those withheld amounts have ranged from $21 million to $35 million. As of November 7, 2014, the Commonwealth had indicated that it continues to pursue these disputed payments.

Settlements and Judgments. The fiscal 2012 budget amended State finance law to provide that any one-time settlement or judgment amounting to $10 million or more is to be deposited in the Stabilization Fund rather than used as miscellaneous revenue for the current fiscal year. Upon receiving a joint certification from the Commissioner of Revenue and the Attorney General that a State agency is in receipt of a one-time settlement or judgment for the Commonwealth in excess of $10 million in any one fiscal year, the Comptroller is to transfer the proceeds of the settlement or judgment from the General Fund to the Stabilization Fund. The transfers are made on a bi-monthly basis. In fiscal 2012, the Comptroller transferred $375.0 million received on account of settlements and judgments. Such settlement and judgment payments totaled $133.8 million during fiscal 2013. In supplemental appropriations acts during fiscal 2013 and in the fiscal 2014 budget, the Legislature directed that $101 million of that amount be directed to other specified purposes—for a transfer to the Smart Growth Housing Trust Fund ($4 million), to reimburse the General Fund for the costs related to the investigation and response to the breach at the Hinton Drug Testing Laboratory ($30 million), to replace revenue foregone during the August 2012 sales tax holiday ($21 million) and to fund various end-of-year allocations and programs ($46 million)—rather than be deposited in the Stabilization Fund. In fiscal 2014, there was $436.5 million in settlement or judgment payments greater than $10 million. Legislation authorizing a sales tax holiday in August 2013 directed the Comptroller to retain in the General Fund $22.2 million of such settlement or judgment payments to reimburse it for the revenue foregone during the holiday. Legislation approved by the Governor on August 5, 2014 directed the Comptroller, for fiscal 2014 only, to retain settlements or judgments in the General Fund, but not more than necessary to result in a consolidated net surplus of $57.5 million, $25 million of which was to be distributed to the Massachusetts Life Sciences Investment Fund, $25 million of which was to be transferred to the Massachusetts Community Preservation Trust Fund and $7.5 million of which was to be transferred to the Social Innovation Financing Trust Fund, to the extent that such amounts were available from the surplus. This requirement resulted in the transfer from the Stabilization Fund to the General Fund of all remaining settlement or judgment revenues received during fiscal 2014. As certified by the Comptroller in the fiscal 2014 Statutory Basis Financial Report, the fiscal 2014 consolidated net surplus was $22.8 million after this transfer of settlements or judgments revenue, which surplus resulted in two equal transfers of approximately $11.4 million to the Massachusetts Life Sciences Investment Fund and the Massachusetts Community Preservation Trust Fund. No amount was available to be transferred to the Social Innovation Financing Trust Fund.

The fiscal 2015 budget includes a provision modifying the law, beginning in fiscal 2014, so that settlements and judgments in excess of $10 million are to be deposited in the Stabilization Fund only to the extent that the total of all such settlements and judgments exceeds the average of such total for the five preceding fiscal years. The average of such total for fiscal 2014 (using fiscal 2009 through fiscal 2013) was $240 million and for fiscal 2015 (using fiscal 2010 through fiscal 2014) is approximately $263 million. The intent of the modification was to align the judgment and settlement law with the Commonwealth’s policy on excess capital gains revenue where the recurring portion of the revenue stream is identified and budgeted against and the “larger than usual” amount is deposited into the Commonwealth’s Stabilization Fund. On November 5, 2014, the Commissioner of Revenue and the Attorney General certified that the Commonwealth had received $24.9 million in such payments ($13.5 million of which were tax-related and $11.4 million of which were non-tax-related) during the first four months of fiscal 2015.

Gaming. On November 22, 2011 the Governor approved legislation that authorized the licensing of up to three regional resort casinos (one per region) and one slot facility (up to 1,250 slots) in the Commonwealth. The legislation established an appointed, independent State gaming commission to oversee the implementation of the law and the regulation of the resultant gaming facilities. Licensing fees collected by the commission are to be applied to a variety of one-time state and local purposes, and gaming revenues received by the Commonwealth are to be applied to a variety of ongoing expenses, including local aid and education, with stipulated percentages also to be deposited in the Stabilization Fund and applied to debt reduction. The legislation stipulates that initial licensing fees, which are to be set by the gaming commission, must be at least $85 million per casino (a “Category 1” license) and $25 million for the slot facility (a “Category 2” license). According to the Massachusetts Gaming Commission, aggregate State tax revenues from gaming licensees are expected to total approximately $300 million per year once the facilities are operational.

An initiative petition to repeal the authorizing legislation appeared on the general election ballot on November 4, 2014 but was not approved by the voters. On June 13, 2014, the Massachusetts Gaming Commission entered into an agreement with the Category 1 licensee in Region B, pursuant to which the licensee received a license effective on November 7, 2014, following the defeat of the ballot initiative. On September 17, 2014, the Massachusetts Gaming Commission entered into an agreement with the Category 1 licensee in Region A pursuant to which the licensee received a license effective on November 7, 2014. Each agreement had deferred the payment of the $85 million license fee until after the election; the Category 1 licensee in Region A made its payment on November 6, 2014. The Category 1 licensee in Region B was expected to make its payment on November 17, 2014.

The fiscal 2015 budget assumes a total of $73 million from gaming-related revenue, $53 million in Category 1 licensing fee revenue and $20 million from the first year of operating revenue from the slot facility.

Limitations on Tax Revenues

Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a State tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable State tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in State tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable State tax revenues as defined herein the Commonwealth will give priority attention to the funding of State financial assistance to local governmental units, obligations under the State governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.” Pursuant to Chapter 62F, the State Auditor’s Office is expected to release its report for fiscal 2015 on or about the third Tuesday of September 2015.

FISCAL 2014 AND FISCAL 2015

Fiscal 2014

The fiscal 2014 budget as originally approved authorized approximately $33.527 billion in spending, exclusive of approximately $1.630 billion in required pension contributions and $283 million in fiscal 2013 spending authorized to be continued into fiscal 2014 as part of fiscal 2013 end-of-year supplemental budgets. Approximately $582 million in supplemental appropriations were authorized during fiscal 2014 prior to June 30, 2014. Subsequent to year-end, an additional supplemental budget was enacted totaling approximately $89 million in new and continued appropriations, $38 million of which was for fiscal 2014 expenditures, and $51 million of which was continued to fiscal 2015 and re-appropriated.

On November 4, 2014, the Comptroller issued the fiscal 2014 Statutory Basis Financial Report (“SBFR”), which closed the books on fiscal 2014. As reported in the SBFR, fiscal 2014 budgeted fund total expenditures and other uses exceeded fiscal 2014 budgeted fund total revenues and other financing sources by $424 million, and fiscal 2014 ended with a budgeted fund balance of $1.451 billion. Of that amount, $1.248 billion was reserved in the Stabilization Fund, $190 million was reserved for continuing appropriations (including $22.8 million in fiscal 2014 end-of-year surplus allocations) and debt service into fiscal 2015, and $12 million was undesignated.

The Stabilization Fund balance of $1.248 billion at the end of fiscal 2014 represented a $308 million decrease from the close of fiscal 2013. The Commonwealth withdrew $350 million from the Stabilization Fund to help maintain budgetary balance in fiscal 2014. In addition, $7 million of investment income was transferred from the Stabilization Fund to the General Fund. These withdrawals from the Stabilization Fund were offset by a net transfer of $41 million in capital gains tax revenue to the fund in accordance with legislation that required all capital gains taxes over $1.023 billion be transferred to the Stabilization Fund and then equal 5% transfers to the SRBTF ($2.3 million) and the State Pension Liability Fund ($2.3 million). For fiscal 2014, State law also required that all individual settlements and judgments in excess of $10 million be deposited directly to the Stabilization Fund, which would have resulted in $437 million being transferred to the Stabilization Fund in fiscal 2014, but this provision was suspended by budgetary legislation enacted during the fiscal year, and all settlements and judgments were retained in the General Fund.

The fiscal 2015 budget requires that prior to making any fiscal end-of-year Stabilization Fund deposit, the Comptroller transfer up to $25 million to the Massachusetts Life Sciences Investment Fund, $25 million to the Massachusetts Community Preservation Trust Fund and $7.5 million to the Social Innovation Financing Trust Fund. However, since the ending consolidated net surplus was $22.8 million, $11.4 million was transferred to the Massachusetts Life Sciences Investment Fund and $11.4 million was transferred to the Massachusetts Community Preservation Trust Fund, and there was no transfer to the Social Innovation Financing Trust Fund.

Fiscal 2015

On January 14, 2014, a fiscal 2015 consensus tax revenue estimate of $24.337 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2015 consensus tax revenue estimate represents revenue growth of 4.9% actual from the revised fiscal 2014 estimate of $23.200 billion. The $24.337 billion figure at that time included off-budget transfers of $1.793 billion for pension funding, $811.3 million in dedicated sales tax receipts for the MBTA (which was certified later to be $810.6 million and thereafter increased by $160 million pursuant to legislation signed by the Governor on October 31, 2014), $771.5 million in dedicated sales tax receipts for the MSBA (estimated to be $772.5 million as of November 7, 2014) and $22.2 million for the Workforce Training Fund (estimated to be $21.5 million as of November 7, 2014). The total amount of off-budget transfers is $3.398 billion. Accordingly, after taking into account the $122 million of capital gains tax revenue that exceeds the fiscal 2015 threshold (and therefore must be deposited into the Stabilization Fund, SRBTF and the Commonwealth’s Pension Liability Fund), the Secretary and Committee chairs agreed that $20.817 billion would be the maximum amount of tax revenue available for the fiscal 2015 budget and that they would base their respective budget recommendations on that number.

The fiscal 2015 budget was enacted by the Legislature on June 30, 2014 and approved by the Governor on July 11, 2014. A $4.6 billion interim budget for the first month of fiscal 2015 had been enacted by the Legislature and approved by the Governor on June 26, 2014. Total spending in the fiscal 2015 budget approved by the Governor amounts to approximately $36.491 billion, after accounting for $16.1 million in vetoes. The fiscal 2015 budget is approximately $1.946 billion, or 5.6%, greater than fiscal 2014 estimated spending levels at the time of the signing of the budget. The fiscal 2015 budget also provides that $57.5 million of a projected fiscal 2014 surplus shall go to the Massachusetts Life Sciences Investment Fund ($25 million), the Massachusetts Community Preservation Trust Fund ($25 million) and Social Innovation Financing Trust Fund ($7.5 million).

The budget assumes tax revenues of $24.430 billion, reflecting the fiscal 2015 consensus tax estimate of $24.337 billion, adjusted for the impact of revenue initiatives enacted as part of the budget, including a one-year delay of the FAS 109 deductions (additional $46 million), a tax amnesty program ($35 million) and enhanced tax enforcement initiatives (additional $12 million). Approximately $1.17 billion of the $24.430 billion tax estimate is assumed to be generated from taxes on capital gains. Pursuant to the excess capital gains revenue law, $122 million of the projected capital gains tax revenue will be required to be deposited into the Stabilization Fund and will not be available for budgetary purposes. The budget also assumes $240 million from the modification of the existing tax and non-tax judgment and settlement law.

The fiscal 2015 budget relies on $423 million in one-time resources to support recurring spending, down from the fiscal 2014 assumption of $667 million. Among the one-time resources assumed as part of the fiscal 2015 budget is a $140 million withdrawal from the Stabilization Fund (a $30 million net withdrawal after accounting for the aforementioned projected deposit of fiscal 2015 excess capital gains revenue), $85 million from potential unspent debt service appropriations to fund the fiscal 2015 OPEB transfer, $46 million from the FAS 109 delay and $35 million from a tax amnesty program ($5 million of the amnesty collections would go to the Substance Abuse Services Fund). The Stabilization Fund is projected to have a $1.218 billion balance at the end of fiscal 2015.

On July 25, 2014 the Governor approved legislation that included $15.7 million in appropriations, including $11 million for the development and implementation of job counseling and training services at the Department of Transitional Assistance and $2.9 million for the hiring of additional “employment specialist” caseworkers at the Department of Transitional Assistance.

On July 28, 2014, the Governor approved county government financial management legislation which is expected to allow certain counties to use deeds excise revenues for their required maintenance of efforts. The legislation is expected to result in an estimated revenue loss of $5.3 million in fiscal 2015.

On August 6, 2014 the Governor approved legislation intended to improve the Commonwealth’s drinking water and wastewater infrastructure. The legislation totals $4.5 million in appropriated spending, including $3 million for planning and technical assistance grants to be administered by the Department of Environmental protection and $1.5 million for a water technology innovation grant program to be administered by the Massachusetts Clean Energy Center.

On August 13, 2014 the Governor approved economic development legislation intended to provide new tools and training to prepare the Commonwealth’s workforce to meet employers’ needs, invest in the State’s Gateway Cities (midsize urban centers that anchor regional economies around the State) and provide incentives to create jobs and stimulate the economy. The legislation includes approximately $79.4 million in appropriations, as well as a $3 million transfer to the Housing Preservation and Stabilization Trust. The legislation also authorized a two-day sales tax holiday that occurred on August 16 and 17, 2014. The Commissioner of Revenue was required to certify, on or before December 31, 2014, the amount of foregone sales tax revenue as a result of the holiday. However, as of November 7, 2014, the Department’s initial estimate was that the holiday cost $25.9 million in foregone sales tax revenue. The legislation also includes tax credits and exemptions that are expected to result in an estimated tax revenue loss of $11.6 million in fiscal 2015.

On October 15, 2014, the Secretary of Administration and Finance certified that based on available data on tax collections and economic trends he did not believe it was necessary to revise the fiscal 2015 tax revenue estimate of $24.387 billion. He noted that while year-to-date tax revenues through September were $43 million below the budgetary benchmark, after consulting with the Department of Revenue and reviewing updated economic data, he believed that the current tax revenue estimate, as of November 7, 2014, was still warranted. The Secretary also announced that, as of November 7, 2014, the Executive Office for Administration and Finance was tracking lower than expected performance for non-tax revenues (approximately $169 million in reduced revenue relative to levels originally assumed in the enacted fiscal 2015 budget) but was not revising the official estimate at that time. He stated that the Executive Office for Administration and Finance would continue to monitor developments in revenue policy, economic trends and agency collections to determine the continued appropriateness of the estimate.

In October 2014, the Executive Office for Administration and Finance completed its annual spending plan review process with State agencies for fiscal 2015. State agencies were required to submit detailed spending and non-tax revenue projections for the fiscal year and to identify any projected surpluses or deficiencies that they anticipated. The Office has also been monitoring tax revenue collections during fiscal 2015, which through the end of October 2014 have resulted in the satisfaction of four out of the five statutorily prescribed tests for reducing the Part B income tax rate from 5.2% to 5.15% effective January 1, 2015. In re-certifying the General Appropriations Act estimate of budgeted revenues on October 15, 2014, the Secretary of Administration and Finance highlighted the potential for subsequent downward adjustments to that estimate due to emerging tax policy and non-tax revenue developments. Additionally, on November 4, 2014, Massachusetts voters rejected a ballot initiative that would have reduced budgeted revenues by $195 million by repealing legalized casino gaming in the Commonwealth. Based on all of these developments, as of November 7, 2014, the Secretary of Administration and Finance was tracking a fiscal 2015 shortfall of approximately $325 million. The Administration was developing a plan to address this shortfall and was expected to release the plan by the end of November 2014.

Cash Flow

The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. The Commonwealth does not engage in inter-fund borrowing. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. All revenue anticipation notes, including those issued as commercial paper, must be repaid by the end of the fiscal year. As of November 7, 2014, the State had liquidity support for a $200 million tax-exempt commercial paper program for general obligation notes. The Commonwealth has relied upon the commercial paper program for additional liquidity since 2002.

The Commonwealth ended fiscal 2014 with a non-segregated cash balance of approximately $1.34 billion. As of November 7, 2014, the most recent cash flow statement projected a fiscal 2015 ending balance of approximately $2.23 billion.

Fiscal 2015 is based upon the budget signed on July 11, 2014 and all supplemental appropriations filed, enacted or anticipated, and includes all prior appropriations continued into fiscal 2015. Fiscal 2015 projections are based on actual spending and revenue through July 2014 and estimates for the remainder of the fiscal year. Quarterly cash flow statements, as submitted by the State Treasurer to the House and Senate Committees on Ways and Means, are posted on the cash management page of the State Treasurer’s website.

The Commonwealth’s five-year capital investment plan, which is reviewed annually, called for fiscal 2015 capital spending of approximately $3.39 billion, which includes $2.13 billion in bond cap spending for fiscal 2015, $600.8 million for the Accelerated Bridge Program, $427.4 million for projects funded by CTF bonds and $237.6 million for project finance spending.

The capital spending federal reimbursement estimates included in the fiscal 2015 cash flow forecast assume re-capitalization of the Federal Highway Trust Fund. If necessary, future cash flow forecasts are expected to be updated to take into account any lapse of federal funding or delay in reimbursements.

For cash flow needs for fiscal 2015, the State Treasurer’s office plans to issue $1.2 billion in revenue anticipation notes on September 30, 2014. As in previous years, the notes are expected to be repaid in April, May and June 2015.

The next cash flow statement was expected to be released on or about November 30, 2014.

LEGAL MATTERS

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. As of November 7, 2014, in the opinion of the Attorney General, no litigation was pending or, to her knowledge, threatened which was likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services

From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Rosie D., et al. v. The Governor, United States District Court, Western Division. In a memorandum of decision dated January 26, 2006, the District Court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home- and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment (“EPSDT”) provisions of the Medicaid Act. In February 2007, the District Court adopted the defendants’ proposed remedial plan, with some modifications, and, in July 2007, entered judgment in accordance with that plan, as modified. The Commonwealth did not appeal from that judgment and has undertaken implementation of its remedial plan. The plan originally contemplated full implementation by June 30, 2009, but, on the Commonwealth’s motion, the Court modified the judgment to extend the date for full implementation to November 30, 2009. MassHealth estimates that its implementation of program changes in compliance with the remedy order will increase its costs, including administrative costs, prospectively by over $20 million annually. The Court had extended the monitoring period several times, most recently through June 30, 2015. The Commonwealth maintains that it is in full compliance with the Court’s judgment and is providing the plaintiffs and the court monitor with a large volume of documentation that the plaintiffs requested. As of November 7, 2014, the next hearing date was scheduled for December 22, 2014.

Connor B., ex rel. Vigurs, et al. v. Patrick, et al., United States District Court. This is a class action in which plaintiffs allege that the Commonwealth’s foster care system violates foster children’s constitutional and statutory rights to be protected from harm while in state custody; not to be deprived unnecessarily of child-parent and sibling relationships; to safe, stable foster care placements and timely adoption planning and recruitment; to payments to foster care providers that cover the actual costs of providing food, clothing, shelter, and other essential items; and to adequate educational, mental health, medical, and dental services. Plaintiffs further allege that children are abused and neglected while in the Commonwealth’s foster care system at a rate higher than the national average; that children in foster care are moved from one placement to another with unusual frequency; that many children never achieve permanency in their placements; and that hundreds of children “age out” of foster care inadequately prepared to live independently as adults. Plaintiffs claim that the system’s alleged failures are attributable to an insufficient number of social workers, all carrying excessive caseloads; a dearth of appropriate foster care placements and ancillary services; and insufficient supports (including financial reimbursement) to foster care providers. The Court denied the defendants’ motion to dismiss the lawsuit and, in late February 2011, granted the plaintiffs’ motion for class certification. A bench trial began in January 2013 and went on hiatus after the plaintiffs rested their case. The defendants filed a motion for judgment on the record on April 30, 2013, which the Court took under advisement following a hearing in May. On September 30, 2013, the Court allowed the Commonwealth’s motion and entered final judgment for the defendants. Had plaintiffs succeeded in achieving all of the declaratory and injunctive relief they sought, the Commonwealth could have been required to expend tens of millions of dollars in increased foster care reimbursement payments, personnel costs and services. The Court issued a memorandum articulating the full grounds for its decision on November 22, 2013, and the plaintiffs promptly filed a notice of appeal. The plaintiffs-appellants filed their brief with the U. S. Court of Appeals for the First Circuit in late March 2014, and the Commonwealth filed its brief on June 16, 2014. The plaintiffs-appellants filed a reply brief on July 3, 2014. The First Circuit held oral argument on November 5, 2014.

SEIU v. Department of Mental Health, Supreme Judicial Court. The Service Employees International Union (“SEIU”) has challenged the Department of Mental Health’s contracts for the provision of Community Based Flexible Supports (“CBFS”) as unlawful privatization contracts under the so-called Pacheco Law (G. L. c. 7, §§ 52-55). The union seeks declaratory relief invalidating portions of the CBFS contracts as well as reinstatement of and back pay for up to 100 former Department case managers who the union claims were laid off in 2009 as a result of these allegedly unlawful contracts. On August 15, 2012, the Department filed a motion for judgment on the pleadings dismissing the case due to lack of subject matter jurisdiction based on SEIU’s lack of standing to pursue the action and its failure to include as defendants in the action the private contractors whose contracts would be partially invalidated were the requested relief granted. By Memorandum of Decision and Order dated March 8, 2013, the Superior Court (Hopkins, J.) allowed the Department’s motion, and on March 24, 2013, judgment entered dismissing the case. SEIU subsequently appealed. On August 15, 2014, the Supreme Judicial Court issued a decision affirming the Superior Court’s determination that the complaint was deficient for failing to name the state contractors in the CBFS program as parties. It remanded the case to the Superior Court for the sole purpose of allowing SEIU to move to amend its complaint to add as necessary parties the DMH contractors. In its August 15 decision, the Supreme Judicial Court reversed the Superior Court’s separate determination that, based on the pleadings, SEIU lacked direct standing to seek enforcement of the Pacheco Law. The union filed an amended complaint naming the CBFS contractors on October 8, 2014. In addition to other defenses, the Department continued to deny that it violated the Pacheco Law or that the 2009 lay-offs were due to the CBFS procurement. The 2009 layoffs were instead the result of mid-fiscal-year (so-called “Section 9C”) budget reductions. The Department further denied that reinstatement or back pay would be available as relief in the action even if portions of the CBFS contracts were invalidated. The Department has stated that it believes that the potential cost associated with rehiring the laid-off case managers would be $10 million annually. This would be in addition to whatever back pay might be awarded if the plaintiff prevails.

Hutchinson et al v. Patrick et al., United States District Court, Massachusetts. This is a class action, commenced in 2007, brought by two organizations and five individuals with brain injuries who are residents of various nursing facilities. Plaintiffs claim that they and a class of between 2,000 and 4,000 brain-injured individuals are entitled to, among other things, placement in community settings. Plaintiffs asserted claims under the Americans with Disabilities Act, the Rehabilitation Act and the Medicaid Act; they sought declaratory and injunctive relief.

After the court certified a class in October 2007, the parties engaged in an intensive period of settlement negotiations. In May 2008, the parties entered into a settlement agreement (“Agreement”). Under the terms of the Agreement, the State defendants were to create two new home- and community-based programs to serve brain-injured individuals. These programs were subject to federal approval by the Centers for Medicare and Medicaid Services (“CMS”) under Section 1115 of the Social Security Act. After it became apparent that CMS would not approve one of these programs, the plaintiffs served defendants with a Notice of Noncompliance pursuant to the Agreement. The parties engaged in substantial negotiations over how to address this issue and, after formal mediation sessions, the parties executed an Amended Settlement Agreement. The Amended Settlement Agreement received final approval from the court on July 11, 2013.

Under the terms of the Amended Settlement Agreement, the defendants are to use the Massachusetts Money Follows the Person Demonstration Project (“MFP Project”) and various waiver programs to provide community residential and non-residential supports in an integrated setting to Massachusetts Medicaid-eligible persons with an acquired brain injury who are in nursing and long-term rehabilitation facilities (“Class Members in Facilities”).

Over the six-year term of the Agreement, the defendants are to provide between 905 and 1,174 waiver slots for Class Members in Facilities. The exact number of slots to be added will depend on the level of demand for waiver services.

Demand for additional waiver slots are expected to be determined based on the 12-month period ending on September 30 for each year in years 3, 4 and 5. If at least one Class Member in a Facility is denied waiver services due to lack of capacity in the MFP Project and waiver programs, then demand is considered to have exceeded capacity for that year. If demand exceeds capacity in a given year, the following year capacity is to be increased by 125% of the number of slots added in the prior year. If demand does not exceed capacity in a given year, the following year’s capacity is to be increased by 100% of the number of slots added in the prior year.

As of November 7, 2014, the cost of implementing these programs was originally projected to be approximately $386 million, phased in over six years, with approximately half of that amount expected to be reimbursed by the federal government. The fiscal 2015 budget provided a new, $34.3 million line item (4000-1425) at EHS/MassHealth specifically for the purposes of funding the Hutchinson Settlement. The majority of this funding is expected be allocated to the Department of Developmental Services and the Massachusetts Rehabilitation Commission to fund Hutchinson- related services, while the residual EHS/MassHealth funding is expected to pay for the development of the IT systems necessary to support and track these services. By year six of the agreement, fiscal 2019, when the program is expected to be fully implemented, the annualized cost of the program as initially projected is expected to be approximately $112 million (gross) or $56 million (net) state cost.

Massachusetts Council of Human Service Providers, Inc., et al. v. Secretary of the Executive Office of Health and Human Services (Suffolk Superior Court). A coalition of providers of social services has brought suit against EOHHS, alleging that EOHHS has failed to promulgate new (higher) rates of reimbursement to providers of various behavioral health services, and to reimburse those providers consistent with such rates, notwithstanding the provisions of Chapter 257 of the Acts of 2008, which set a timetable by which such rates were required to be promulgated and to become effective. The plaintiffs argue that EOHHS had a non-discretionary duty under Chapter 257 to promulgate the new rates, and to reimburse providers consistent with such rates, but has failed to do so in a timely manner. Plaintiffs have brought an action seeking relief under the mandamus and declaratory judgment statutes. In their complaint, plaintiffs allege that, if EOHHS is ordered promptly to set and pay according to all rates that have not yet been promulgated, EOHHS would be liable for approximately $52 million in higher rate payments (i.e., the difference between the currently extant rates and the new rates required to be set) in fiscal 2015 alone. The complaint was filed on or about June 30, 2014; on July 29, 2014, EOHHS filed its answer denying some allegations and asserting several affirmative defenses. The plaintiffs filed a motion for judgment on the pleadings on October 30, 2014. EOHHS had until December 3, 2014 to file its response. As of November 7, 2014, a hearing had been scheduled for January 5, 2015.

Medicaid Audits and Regulatory Reviews

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The federal Health Care Financing Administration (now CMS) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth’s Health Safety Net Trust Fund (formerly the Uncompensated Care Pool) might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal waivers for the Commonwealth’s assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund. The Commonwealth believes that the assessments are within the federal law pertaining to health care- related taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. Updated federal regulations on health care-related taxes took effect June 30, 2010. By the end of pool fiscal year 2014, the Commonwealth is expected to have collected an estimated $5.482 billion in acute hospital assessments since 1990 and an estimated $2.362 billion in surcharge payments since 1998.

In re: Office of the Inspector General Report Number: A-01-12-0006 (Claiming the correct Federal medical assistance percentage for claim adjustments made to the Form CMS-64). On April 6, 2012, the federal Office of the Inspector General (“OIG”) initiated an audit of MassHealth’s federal reporting of certain claims with dates of service between January 1, 2006 and December 31, 2010. The OIG issued a draft report on June 3, 2014. MassHealth responded on July 3, 2014. The OIG draft report concludes that during the audit period MassHealth over-claimed $105 million in federal financial participation (“FFP”) due to timing issues associated with the temporary FMAP increase due to ARRA and EOHHS’ “void and replace” claiming system. EOHHS’ response to the draft report states that MassHealth worked closely with the federal Centers for Medicare and Medicaid Services (“CMS”) to develop the system it uses to submit claims and adjustments for federal matching funds on the CMS-64 form since June 2009, and that CMS validated and accepted the “void and replace” claims adjustment system EOHHS used. The OIG’s audit focused on a specific time period that, based on its calculations, resulted in a federal overpayment. Based on the OIG’s methodology, there was a $108 million federal underpayment to the Commonwealth for the subsequent period of January 2011 through September 2013. Based on the OIG’s audit report, MassHealth has implemented the OIG’s interpretation of the claiming rules after the audit period, and has requested increased federal reimbursement totaling approximately $108.2 million from CMS, which will offset OIG’s recommended adjustment. In its response to the OIG’s report, EOHHS advised the OIG that if CMS agrees with the OIG’s interpretation of federal claiming rules and the rules are applied consistently, EOHHS has no objection to the OIG’s recommended finding. The OIG issued its final report in September 2014. The OIG did not accept EOHHS’ position. EOHHS is pursuing this matter further with CMS. As of November 7, 2014, CMS has not taken any action to disallow the $108.2 million that the OIG insists is an overpayment.

In re: Centers for Medicare and Medicaid Financial Management Review: 01-MS-2012-MA-01 (Massachusetts Medicaid Nursing Facility User Fees—Federal Fiscal Year 2010). On November 10, 2011, the Centers for Medicare and Medicaid Services (“CMS”) Office initiated a financial review of Massachusetts’ Nursing Facility User Fees for federal fiscal year 2010. On September 4, 2013, CMS issued a draft report. In its report, CMS referenced that the Commonwealth collected $220.7 million in federal fiscal year 2010 in nursing facility user fees and that non-compliance with requirements for federal funding could result in recoupment of federal funds. The findings and recommendations included a request to submit a new application for a waiver of federal requirements applicable to the user fee. CMS has asked EOHHS to develop a new tax structure governing the imposition of Massachusetts Medicaid nursing facility user fees to ensure that the Commonwealth can maintain compliance with federal funding requirements. EOHHS responded to CMS’s draft report in March 2014. On June 10, 2014, CMS issued a final report accepting EOHHS’ response and stating it would work with EOHHS to implement the action steps outlined in its response.

In re: Office of the Inspector General Report Number: A-01-15-00001 (Claiming Federal Financial Participation Timely). On October 22, 2014, the Office of the Inspector General initiated an audit of MassHealth’s federal reporting of certain claims for the period October 1, 2008 through December 31, 2010 in order to review MassHealth’s compliance with federal timely claiming rules. No entrance conference has been scheduled as of November 7, 2014. According to MassHealth’s estimates, if the OIG finds that MassHealth did not comply with these rules during the audit period, the maximum overpayment the OIG could find is approximately $26 million.

In re: Office of the State Auditor (Review of MassHealth Limited Program Claims for Emergency Medical Services). The Office of the State Auditor has been reviewing MassHealth payments for services provided under the MassHealth Limited program for the period July 1, 2011 through December 31, 2012. MassHealth Limited covers a narrow range of benefits for individuals who would be eligible for full MassHealth benefits but for their immigration status. The purpose of the audit is to determine whether MassHealth has been paying for appropriate services. The State Auditor issued a draft report in September 2014 finding that MassHealth made $37 million in overpayments during the audit period. MassHealth has responded disputing these findings. As of November 7, 2014, the State Auditor has not published a final report.

Taxes

Feeney, et al. v. Dell, Inc. v. Commissioner of Revenue, Supreme Judicial Court (“SJC”) and Appellate Tax Board (“ATB”). A putative class of Massachusetts customers who purchased Dell computers between 1995 and 2006 brought suit in Superior Court against Dell seeking a declaration that Dell wrongfully collected (and remitted to the Department of Revenue) sales tax upon service contracts that were purchased at the same time customers purchased computers from Dell. The Supreme Judicial Court allowed the case to go forward in the face of an arbitration clause precluding class actions but ruled that Dell could not be liable under M.G.L. Chapter 93A for collecting taxes that it believed, in good faith, were due; the Court, however, let the action go forward if amended to include a lack of good faith. Dell filed a third-party complaint against the Commissioner of Revenue, seeking a declaration that the sales taxes it collected (and paid) on service contracts were wrongfully collected and should be paid back. The Commissioner successfully moved to stay Dell’s third-party action until Dell had fully prosecuted appeals from the denials of the abatement applications that Dell and others had filed with the Appellate Tax Board (“ATB” or “Board”), seeking return of the same sales taxes. Dell’s efforts to dismiss the Superior Court action based upon the arbitration clause and application of the Federal Arbitration Act resulted in two additional SJC opinions. First, on June 12, 2013, the SJC ruled against Dell; and then, on August 1, 2013, based upon the June 2013 U.S. Supreme Court opinion in American Express Co. v. Italian Colors Restaurant, No. 12-133, the SJC ruled in favor of Dell that the arbitration clause must be enforced. Subsequently, on October 24, 2013, the Superior Court granted Dell’s motion to confirm the arbitration award and dismiss. The plaintiffs have appealed from this judgment of dismissal; briefing is complete in that appeal, and as of November 7, 2014, the case was scheduled for oral argument at the Appeals Court on November 13, 2014. A separate motion to substitute a new plaintiff was denied by the Superior Court in a margin order, and the would-be plaintiff has joined in the appeal.

Dell’s sales tax appeals were heard by the Appellate Tax Board on June 12, 2013. The ATB case was presented on a lengthy stipulation of facts together with over 6,500 pages of exhibits. Post-hearing briefs were filed and on December 17, 2013, the Board issued an Order (as defined herein) under Rule 33 of its Rules (“Order”). Per the Order, the Board indicated its intention to issue an abatement based on a variety of findings and rulings set forth in the Order, and ordered the parties to compute the amount to be abated under the Order within thirty days of the date of the Order’s issuance. The Commissioner filed a motion to allow discovery previously deferred that is necessary to compute abatement amounts; she also requested that the Rule 33 time period be extended and that a hearing be held to establish the interest accrual date. Dell requested a stay of the Rule 33 Response based upon the Superior Court’s dismissal and its position that if the dismissal becomes final after appeal it will withdraw its abatement requests.

Dell also advised that approximately 8 months of data processing work was required to generate a response to the Rule 33 Order. The ATB entered an Order staying all activity on the case until the motions were heard. The motions were argued on March 18, 2014, and as of November 7, 2014, are under advisement. Assuming the Board ultimately determines the amount to be abated under its Order, it will issue a Decision, from which either or both parties may request that the Board issue Findings of Fact and a Report explaining the rationale for its Decision. It should be noted that, in a sales-tax abatement case like this one, the Commissioner is obligated to refund (i.e., actually pay) only those amounts that the taxpayer/vendor (here, Dell) can demonstrate that it has actually repaid or credited to consumers. Accordingly, there is often a significant disparity between the amount of an ordered abatement and the actual exposure to the Commonwealth.

DIRECTV, Inc. v. Commonwealth of Massachusetts Department of Revenue, Supreme Judicial Court. Satellite-television providers DIRECTV and Dish Network claim that the excise tax on the sale of direct broadcast satellite services to subscribers or customers in the Commonwealth (enacted by Mass. St. 2009, c. 27, sec. 61 and 150) violates the Commerce Clause of the United States Constitution and the equal protection clauses of the United States and Massachusetts Constitutions. Were the providers to prevail, the potential refund of taxes collected under the statute could be around $12 million for each tax year, and a corresponding amount of annual revenue would be unavailable for collection in future tax years. (As of November 7, 2014, the Department estimated the amount of potential loss at around $63 million.) But on November 21, 2012, the Court (Billings, J.) granted summary judgment in favor of the Department, declaring that M.G.L. c. 64M, §§ 1 et seq., which imposes a tax on direct broadcast satellite services, does not violate the Commerce Clause or the Equal Protection Clause of the U.S. Constitution. The providers appealed on January 25, 2013, and the Supreme Judicial Court granted their application for direct appellate review. The providers filed their principal brief in the Supreme Judicial Court on April 28, 2014. The Department’s brief in response was filed on June 27, 2014, and the providers filed their reply brief on August 11, 2014. By notice dated June 17, 2014, the SJC solicited amicus briefs on the issue of “[w]hether G. L. c. 64M, which imposes an excise on direct broadcast satellite service, is discriminatory in its purpose and effect, by imposing the excise on satellite providers of pay-TV service but not on cable providers, and therefore violates the dormant commerce clause and equal protection clause of the Federal constitution.” A number of amicus briefs had been filed. Oral argument occurred on November 4, 2014.

Comcast of Massachusetts I, Inc. v. Commissioner of Revenue, Appellate Tax Board. The two petitions filed by this taxpayer relate to ten others filed by related entities. In its first petition, the taxpayer is appealing the Commissioner’s refusal to refund corporate excise tax for the years 2003-2008 on the basis that the correct apportionment methodology is cost of performance instead of market-based sourcing. In its second petition, the taxpayer is appealing the Commissioner’s refusal to abate additionally assessed corporate excise tax for the years 2002-2008. This petition raises several issues: (1) apportionment; (2) bonus depreciation; (3) capital loss deduction; (4) charitable loss deductions; (5) combined return group; (6) exclusion of dividends; (7) addback; (8) loss carryforward deduction; (9) nexus; and (10) non-income measure. Together the claims total around $84 million. The Commissioner filed her answers on May 2, 2014 and issued discovery in the non-cost of performance cases on June 13, 2014. As of November 7, 2014, the Commissioner was in the process of drafting discovery for the cost of performance cases. The taxpayer has partially responded to the Commissioner’s discovery requests but is expected to supplement its answers. In its response, the taxpayer conceded a number of peripheral issues. The taxpayer has also filed amended petitions in two of the pending appeals. The Commissioner has filed answers to the amended petitions. On September 3, 2014, the parties held their first status conference at the Appellate Tax Board, at which time they agreed to schedule another status conference for January 2015. On September 4, 2015, the taxpayer filed an amended petition in which it conceded in full the issues relating to bonus depreciation, capital loss deduction, and charitable loss deductions, and conceded in part, the issues of exclusion of dividends and add back. As of November 7, 2014, a trial date had not been set.

Northeastern University, et al. v. Commissioner of Revenue (Suffolk Superior Court) and related (unasserted) Brownfields Credits Claims. The plaintiffs in the Superior Court case, three Massachusetts universities, allege that the Commissioner of Revenue wrongfully denied their requests for Brownfields Tax Credits, pursuant to G.L. c. 62, § 6(j), and G.L. c. 63, § 38Q. Legislation in 2006 made not-for-profit institutions eligible, for the first time, to claim tax credits for work those institutions performed to remediate an environmentally contaminated site. (Because not-for-profits do not typically pay corporate excise taxes, against which such a credit may be applied, the legislation also made it possible, for the first time, for taxpayers granted such a credit to “sell” that credit to individuals or corporations who do incur tax liability, so that the buyer can make use of the credit. The law specifies that any unused portion of a credit, as reduced from year to year, can be carried over and applied to a tax liability for any subsequent year, not to exceed five years.) The sole issue in the Northeastern University litigation, filed in August 2014, is whether the taxpayers are eligible for a Brownfields Tax Credit arising from site-remediation work they performed prior to 2006 (i.e., prior to the effective date of the amended legislation). The Commissioner denied the plaintiffs’ applications for the credit. If the plaintiffs were to prevail in their request for declaratory judgment, they would become entitled to tax credits in the cumulative amount of $17.1 million. Additionally, if the plaintiffs were to prevail, other entities could be bolstered in their as-yet unasserted claims for credits worth tens of millions of dollars. In the category of claims not yet docketed at the Appellate Tax Board, the Department of Revenue estimates $30.3 million worth of potential revenue loss (even though none of the individual credit amounts exceed $10 million).

Other Revenues

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al., Supreme Judicial Court, Middlesex Superior Court (a/k/a the Tobacco Master Settlement Agreement, Nonparticipating Manufacturer (“NPM”) Adjustment Disputes)

These matters arise under the Tobacco Master Settlement Agreement (“MSA”), entered into in 1998, that settled litigation and claims by Massachusetts and 51 other states or dependencies (collectively, the “States”) against the major tobacco manufacturers. Under the MSA, yearly payments made by the Original Participating Manufacturers (“OPMs”) and Subsequent Participating Manufacturers (collectively, the “Participating Manufacturers” or “PMs”) are subject to a number of adjustments. One such adjustment is the Non-Participating Manufacturer (“NPM”) Adjustment, which can be triggered if the PMs suffer a specified market share loss as compared to their market share during the base year 1997. Under the MSA, a nationally recognized economic firm selected jointly by the States and the PMs must make a determination that “the disadvantages experienced” by the PMs as a result of complying with the MSA were “a significant factor contributing to the Market Share Loss” for a given year. Even if such a determination is made, the States can still avoid the NPM adjustment if it is determined that the States “diligently enforced” their individual NPM Escrow Statutes.

(a) (2004 NPM Adjustment) The PMs sought to reduce, by approximately $1.1 billion, the MSA payments they made to the States for 2004 sales and so they deposited a portion of this amount into an escrow account pending a resolution of this claim. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2004 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $17 million, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2004 sales, depending upon the outcome of similar NPM proceedings against other states.

(b) (2005 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $753 million, the MSA payments they made to the States for 2005 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2005 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $30 million, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2005 sales, depending upon the outcome of similar NPM proceedings against other states.

(c) (2006 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $704 million, the MSA payments they made to the States for 2006 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2006 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $7 million, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2006 sales, depending upon the outcome of similar NPM proceedings against other states.

(d) (2007 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $791 million, the MSA payments they made to the States for 2007 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2007 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $9 million, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2007 sales, depending upon the outcome of similar NPM proceedings against other states.

(e) (2008 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $888 million, the MSA payments they made to the States for 2008 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2008 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $1 million dollars, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2009 sales, depending upon the outcome of similar NPM proceedings against other states.

(f) (2009 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $859 million, the MSA payments they made to the States for 2009 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2009. If the matter is arbitrated and the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $2 million, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2008 sales, depending upon the outcome of similar NPM proceedings against other states.

(g) (2010 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $874 million, the MSA payments they made to the States for 2010 sales. This amount is subject to revision until a Final Calculation in March 2015. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2010. If the matter is arbitrated and the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $1 million, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2010 sales, depending upon the outcome of similar NPM proceedings against other states.

(h) (2011 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $726 million, the MSA payments they made to the States for 2011 sales. This amount is subject to revision until a Final Calculation in March 2015. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2011. If the matter is arbitrated and the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $1 million, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2011 sales, depending upon the outcome of similar NPM proceedings against other states.

Environment

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth, through the Executive Office of Energy and Environmental Affairs, the Department of Environmental Protection and the Attorney General’s Office, were engaged in discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of the Interior, and the National Oceanic and Atmospheric Administration, and private contractors regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. Federal Trustees and private contractors claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in federal regulations and has not been completed. While no recent comprehensive estimate of natural resource damages and response actions is available, as of November 7, 2014, it is expected that the damages and response actions may cost at least tens of millions of dollars. In 2013, the state and federal trustees reopened preliminary discussions per a Trustee Council resolution on a potential settlement framework.

Other

Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc. d/b/a Perini-Kiewit-Cashman Joint Venture v. Commonwealth. In several related cases, plaintiffs (“PKC”) make claims for alleged increased costs arising from differing site conditions, changes, and other causes of delay on the Central Artery/Ted Williams Tunnel project. PKC has asserted claims in excess of $150 million since 1999, although many have been fully resolved and paid. Other claims are at various stages of resolution, including claims pending before the Superior Court and the Central Artery Tunnel Project Dispute Review process, which includes a Dispute Review Board (“DRB”) and a Project Director’s/Chief Engineer’s decision. As of November 7, 2014, the DRB had issued decisions on many of the claims, recommending that PKC be awarded approximately $78.3 million on claims of approximately $158 million.

In May 2012, the Appeals Court heard oral arguments as to whether the DRB was authorized to issue binding arbitral decisions on numerous claims, or whether it was only authorized to issue non-binding recommendations that were subject to review by the Project Director. On January 17, 2013, the Appeals Court issued its decision, concluding that the DRB exceeded its authority by purporting to issue binding arbitration awards totaling approximately $44.4 million. As a result, the Appeals Court affirmed the trial court’s decision to vacate the awards. The Appeals Court also ruled that the DRB’s “awards” constituted recommendations that were subject to final review by the Project Director. PKC requested a rehearing before the Appeals Court, which was denied. PKC also filed an application for further appellate review by the Supreme Judicial Court, which was denied on June 6, 2013.

Following review of the DRB’s recommendations relative to the matters on appeal, the Project’s Chief Engineer concluded that many claims were not subject to arbitration and that PKC was entitled to approximately $3.4 million. PKC is challenging the Project Director’s / Chief Engineer’s decisions in these matters under the standard of review set forth in G.L. c. 30, § 39J. After a hearing in the Superior Court in September 2013, the court issued a ruling in June 2014 that found fault with the Chief Engineer’s decisions on both legal and factual grounds and purported to reinstate the vacated DRB awards. The DRB subsequently arbitrated the issue of pre-award and post-award interest on the reinstated awards, and, in October 2014, issued an award in PKC’s favor totaling approximately $38 million. The award is expected to continue to accrue interest at 5.5% per annum. As of November 7, 2014, the parties have filed motions seeking confirmation (PKC) and vacatur (MassDOT) of the DRB’s remaining arbitration awards. MassDOT has the right to appeal from the Superior Court decision that reinstated the arbitration awards that were previously vacated. Also, PKC seeks a determination from the Superior Court that the Chief Engineer violated G.L. c. 30, § 39J, when he rejected certain of the DRB’s recommendations on claims that were not subject to arbitration. All told, at stake appears to be approximately $115 million in contested arbitral awards and non-arbitration decisions, plus interest.

Drug Testing Laboratory disputes. On August 28, 2012, a chemist formerly employed at the Department of Public Health’s drug testing laboratory in Boston admitted to several types of misconduct involving her handling of laboratory samples, which were used in criminal cases. The Governor was informed and ordered the immediate closure of the laboratory. The Governor established a central office to identify individuals who may be affected by the chemist’s alleged malfeasance, which the office has estimated as possibly tens of thousands of criminal drug cases. The Governor also announced that Inspector General Glenn Cunha is conducting an independent assessment of the laboratory’s operations. In addition, the Attorney General’s Office is conducting a criminal investigation. On December 17, 2012, the former chemist was indicted by a Statewide Grand Jury on 27 charges in connection with altering drug evidence during the testing process and obstructing justice. She was arraigned on December 20, 2012 in Suffolk Superior Court. There likely will be significant, but as yet undetermined, State costs required to investigate and respond to the chemist’s alleged malfeasance. Supplemental appropriations totaling $30 million were approved during fiscal 2013 to create a fund to reimburse agencies and cities for costs associated with investigating and responding to misconduct at the State drug testing laboratory. In addition, there may be costs to defend civil complaints alleging state liability in both state and federal court and for potential judgments. Those additional State costs cannot be fully estimated at this time.

MedImmune, LLC v. Board of Trustees of the University of Massachusetts d/b/a University of Massachusetts Biologic Laboratories, Maryland Court of Special Appeals. This case relates to a license agreement between MedImmune LLC and University of Massachusetts Biologic Laboratories (“MassBiologics”). Under the

agreement, MedImmune pays MassBiologics approximately $25 million per year in royalties based upon net sales of MedImmune’s leading product, Synagis®. In the lawsuit, MedImmune alleges (1) breach of the license agreement and (2) that the agreement was terminable in August 2011, when suit was brought, or that it terminates on a date certain in the future. During the pendency of the lawsuit, MedImmune continued to pay MassBiologics royalties when due. MassBiologics agreed that, if MedImmune obtains a judgment in any trial court that its obligations to pay royalties to MassBiologics ended on a date certain earlier than the date judgment is entered, MassBiologics would return any royalties paid during the pendency of the lawsuit for sales occurring after MedImmune’s obligations were found to have ended, while retaining the right to contend in further litigation that MassBiologics was entitled to keep any and all of such royalties. In the lawsuit, MedImmune sought as damages for the alleged breaches repayment of any royalties paid after a breach occurred. As of November 7, 2014, the trial court granted summary judgment in favor of UMass as to all breach of contract allegations.

After a trial, the court ruled that the agreement was not terminated or terminable in August 2011 and will not terminate unless and until MedImmune stops making and selling Synagis®. MedImmune has appealed the judgment to the Court of Special Appeals, Maryland’s intermediate appellate court, and MassBiologics cross-appealed. Oral argument before the Maryland Court of Special Appeals was heard on March 6, 2014. As of November 7, 2014, the court has yet to issue a decision. Once a decision is issued, either party may petition the Maryland Court of Appeals—Maryland’s highest court—for further review of any issue on which it did not prevail.

Given the amount of royalties that have been paid on sales of Synagis® made after August 2011, if MedImmune were to prevail on appeal on claims that the agreement was terminable prior to the date of judgment, MassBiologics would be required initially to return royalties to MedImmune in an amount that could exceed $50 million, while retaining the right to contend that MassBiologics was entitled to keep any and all of such royalties. The precise amount of the repayment contingency would depend on the amount of royalties paid on sales made after August 2011 or after the date of termination.

In addition, given the amount of royalties that have been paid since the alleged breaches, if MedImmune prevails on its claim that the agreement was breached and that it is entitled to repayment of any royalties paid after the breach, MassBiologics could be required to pay in excess of $50 million to MedImmune. Again, the precise amount of the repayment contingency depends on the amount of royalties paid between the date of breach and date of final judgment.

Woodlands Commercial Corp. f/k/a Lehman Bros. Commercial Bank v. Massachusetts Department of Transportation, Supreme Court of the State of New York, County of New York: On or about November 14, 2013, the plaintiff corporation (previously known as Woodlands Commercial Bank, a wholly-owned subsidiary of Lehman Bancorp, Inc.) filed suit against MassDOT, as successor to the Massachusetts Turnpike Authority, in New York state court. The suit seeks recovery of an unspecified amount allegedly withheld in breach of a contract concerning six derivatives transactions between the Turnpike Authority and a Lehman Brothers affiliate. According to the plaintiff, the Turnpike Authority terminated the contractual arrangement without making a full termination payment, which the plaintiff contends constituted a breach of the Authority’s contractual obligations. In December 2008, the Authority made an early termination payment of approximately $3.17 million, but the plaintiff contends that payment should have been in the range of $30 million to $40 million. In addition to contractual damages, the plaintiff seeks interest on its claim of unpaid sums, dating back to late 2008, and attorneys’ fees. The complaint acknowledges that the Legislature created MassDOT as “a body politic and corporate” that performs various public functions but is nonetheless separate from the Commonwealth. MassDOT answered the Complaint, denying the principal substantive allegations and asserting a variety of affirmative defenses. No claims are expressly lodged against the Commonwealth in this suit. As of November 7, 2014, the parties are engaged in the very early stages of the discovery process.

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ADDITIONAL CONSIDERATIONS

Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

Western Asset Management Company

Proxy Voting Policies and Procedures

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board- approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.